UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☐	Soliciting Material Pursuant to § 240.14a-12
LIBERTY GLOBAL PLC

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 30, 2018
Dear Shareholder:
You are invited to attend the 2018 Annual General Meeting of Shareholders of Liberty Global plc to be held at 3:30 p.m. BST (10:30 a.m. Eastern time), on Thursday, June __, 2018, at ________________________________, London _______, U.K., telephone number +44 (0)20 _______________. The accompanying notice of the annual general meeting of shareholders and proxy statement describes the meeting, the resolutions you will be asked to consider and vote upon and related matters.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the 2018 Annual General Meeting, please vote as soon as possible to make sure that your shares are represented. You may vote via the internet or, if you receive a printed copy of your proxy materials, you may vote by mail by signing, dating and returning your proxy card in the envelope provided.
Thank you for your continued support and interest in our company.
Sincerely,

Michael T. Fries
President and Chief Executive Officer
Liberty Global plc

161 Hammersmith Road, London W6 8BS, United Kingdom, Registered in England Nr 8379990, www.libertyglobal.com

LIBERTY GLOBAL PLC
Notice of Annual General Meeting of Shareholders
to be Held June __, 2018
The 2018 Annual General Meeting of Shareholders (the AGM) of Liberty Global plc (Liberty Global) will be held at 3:30 p.m. BST (10:30 a.m. Eastern time), on Thursday, June __, 2018, at ____________________________ London, ________ U.K., telephone number +44 (0)20 ___________________, for the following purposes:

1.	To elect Michael T. Fries as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

2.	To elect Paul A. Gould as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

3.	To elect John C. Malone as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

4.	To elect Larry E. Romrell as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

5.
To approve, on an advisory basis, the annual report on the implementation of the directors’ compensation policy for the year ended December 31, 2017, contained in Appendix A of the proxy statement (in accordance with requirements applicable to U.K. companies).

6.	To ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2018.

7.
To appoint KPMG LLP (U.K.) as Liberty Global’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).

8.	To authorize the audit committee of Liberty Global’s board of directors to determine the U.K. statutory auditor’s compensation.

9.
To approve the form agreements and counterparties pursuant to which Liberty Global may conduct the purchase of its ordinary shares in the capital of Liberty Global and authorize all or any of Liberty Global’s directors and senior officers to enter into, complete and make purchases of ordinary shares in the capital of Liberty Global pursuant to the form of agreements and with any of the approved counterparties, which approvals will expire on the fifth anniversary of the 2018 annual general meeting of shareholders.

10.
To approve the form of agreement and counterparty pursuant to which Liberty Global may conduct the purchase of its deferred shares in the capital of Liberty Global and authorize all or any of Liberty Global’s directors and senior officers to enter into, complete and make a purchase of deferred shares in the capital of Liberty Global pursuant to the form of agreement.

Please refer to the proxy statement for detailed information on each of these resolutions. We encourage you to read the proxy statement in its entirety before voting. Our board of directors has approved each resolution and recommends that the shareholders entitled to vote at the AGM vote “FOR” each of the resolutions. No shareholder has proposed, in accordance with sections 100 through 102 of our articles of association, any additional resolutions to be brought before the AGM.
All of the resolutions will be proposed as ordinary resolutions, which means that, assuming a quorum is present, each resolution will be approved if a simple majority of votes cast are cast in favor thereof.
With respect to the advisory vote on resolution 5 regarding approving our U.K. statutory implementation report for the year ended December 31, 2017, the result of the vote for this resolution will not require our board of directors or any committee thereof to take any action. Our board of directors will, however, consider the outcome of the advisory vote on the resolution as it values the opinions of our shareholders.
During the AGM, our board of directors will lay before our company our U.K. annual report and accounts for the year ended December 31, 2017, which report includes our statutory accounts, the U.K. Statutory Directors’ Report and the statutory Auditors’ Report for the year ended December 31, 2017.
All shareholders of Liberty Global are invited to attend the AGM. All shareholders of record of Liberty Global as of 10:00 p.m. BST (5:00 p.m. Eastern time), on April __, 2018, the record date for the AGM, are entitled to notice of the AGM or any adjournment thereof, but only shareholders of record of Liberty Global Class A ordinary shares or Liberty Global Class B ordinary shares (collectively, the voting shares) as of the record date are entitled to vote at the AGM or any adjournment thereof. The holders of our voting shares will vote together as a single class on each of the above resolutions. A list of shareholders entitled to vote at the AGM will be available at our offices at 161 Hammersmith Road, London W6 8BS, U.K., and at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202 U.S., for review by any shareholder, for any purpose germane to the AGM, for at least 10 days prior to the AGM.
Your vote is important, regardless of the number of shares you own. To make sure your shares are represented at the AGM, please vote as soon as possible, whether or not you plan to attend the AGM. You may vote by proxy either over the internet or by requesting a proxy card to complete, sign and promptly return in the postage-paid envelope (if mailed in the U.S.).
If you vote via the internet, your vote must be received by 6:00 a.m. BST (1:00 a.m. Eastern time), on June __, 2018. You may revoke your proxy in the manner described in the accompanying proxy statement.
By Order of the Board of Directors,

Bryan H. Hall
Secretary
April 30, 2018

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL GENERAL MEETING, PLEASE VOTE VIA THE INTERNET AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, REQUEST A PAPER PROXY CARD TO COMPLETE, SIGN AND RETURN BY MAIL.

161 Hammersmith Road, London W6 8BS, United Kingdom, Registered in England Nr 8379990, www.libertyglobal.com

TABLE OF CONTENTS

TABLE OF CONTENTS

PROXY STATEMENT	1	Policies Regarding Hedging	42
Voting Matters and Board Recommendations	1	Compensation Committee Report	42
QUESTIONS AND ANSWERS ABOUT THE AGM AND VOTING	3	Summary Compensation	43
CORPORATE GOVERNANCE	7	Grants of Plan-Based Awards	47
Governance Guidelines	7	Narrative to Summary Compensation and Grants of Plan-Based Awards Table	47
Director Independence	7	Outstanding Equity Awards at Fiscal Year-End	48
Board Leadership Structure	7	Option Exercises and Shares Vested	51
Risk Oversight	7	Deferred Compensation Plan	51
Risk Assessment of Compensation Programs	8	Employment and Other Agreements	52
Code of Business Conduct and Code of Ethics	9	Aircraft Policy	55
Political Contributions	9	Potential Payments Upon Termination or Change in Control	55
Shareholder Communication with Directors	9	Termination of Employment	56
BOARD AND COMMITTEES OF THE BOARD	10	Change in Control	58
Board Meetings and Attendance	10	CEO Pay Ratio	61
Committees of the Board	10	Director Compensation	61
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14	2017 Compensation of Directors	64
Security Ownership of Certain Beneficial Owners	14	RESOLUTION 5	67
Security Ownership of Management	16	Vote and Recommendation	67
Change in Control	19	RESOLUTIONS 6, 7 and 8	68
Section 16(a) Beneficial Ownership Reporting Compliance	19	Vote and Recommendation	68
RESOLUTIONS 1, 2, 3 and 4	20	Audit Fees and All Other Fees	69
Vote and Recommendation	20	Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor	69
Nominees for Election of Directors	21	Audit Committee Report	70
Directors Whose Term Expires in 2019	22	RESOLUTION 9	72
Directors Whose Term Expires in 2020	24	Vote and Recommendation	73
MANAGEMENT OF LIBERTY GLOBAL	26	RESOLUTION 10	74
Executive Officers	26	Vote and Recommendation	74
Involvement in Certain Proceedings	26	INCENTIVE PLANS	75
EXECUTIVE OFFICERS AND DIRECTORS COMPENSATION	27	CERTAIN TRANSACTIONS	76
Executive Summary	27	Certain Relationships	76
Compensation Discussion and Analysis	29	SHAREHOLDER RESOLUTIONS	77
Overview of Compensation Process	29	SHAREHOLDER RIGHTS	77
Compensation Philosophy and Goals	29	FINANCIAL REPORTING STANDARDS	77
Setting Executive Compensation	31	APPENDIX A: DIRECTORS’ REMUNERATION REPORT	A-1
Elements of Our Compensation Packages	31	Annual Statement of the Chairman of the Compensation Committee	A-1
Tax and Accounting Considerations	41	Consideration of Shareholder Views	A-2
Recoupment Policy	41	Annual Compensation Report	A-2
Post-Employment Benefits and Change in Control	41
Timing of Equity Awards	42

i

LIBERTY GLOBAL PLC
161 Hammersmith Road, London W6 8BS
United Kingdom
Registered in England Nr 8379990
_________________________________________________________
PROXY STATEMENT FOR THE
2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS
_________________________________________________________

We are furnishing this proxy statement to holders of record as of 10:00 p.m. BST (5:00 p.m. Eastern time) on April __, 2018, of Liberty Global Class A ordinary shares or Liberty Global Class B ordinary shares, each with nominal value $0.01 per share, of Liberty Global plc, a public limited company organized under the laws of England and Wales (Liberty Global), in connection with our board of directors soliciting your proxy to vote at our 2018 Annual General Meeting of Shareholders (the AGM) or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders (the Meeting Notice). This proxy statement is also being made available to holders of our non-voting Liberty Global Class C ordinary shares, with nominal value $0.01 per share, for informational purposes only. Under English law, holders of a company’s ordinary shares are referred to as “members”, but for convenience, they are referred to in this proxy statement as “shareholders”.
As permitted by the Securities and Exchange Commission (the SEC) rules and regulations in the United States (U.S.) and the United Kingdom Companies Act 2006 (the Companies Act), instead of mailing a printed copy of our proxy materials, including the form of proxy card and our annual report to each shareholder of record, we are furnishing our proxy materials and annual report to our shareholders over the internet. It is anticipated that the Notice of Internet Availability of Proxy Materials (the Internet Notice) will be first mailed to our shareholders on or about May __, 2018. If you received the Internet Notice by mail, you will not receive a printed copy of the proxy materials or annual report, unless specifically requested. In addition to the annual report accompanying our proxy materials as required by the rules and regulations of the SEC, we are also providing our United Kingdom (U.K.) annual report and accounts for the year ended December 31, 2017 (the U.K. Report and Accounts) as required by the Companies Act. The U.K. Report and Accounts includes the U.K. statutory accounts, the U.K. statutory Directors’ Report and the U.K. Auditors’ Report and is being made available at the same time and by the same methods as our proxy materials and annual report. If you would like to receive a printed copy of our U.K. Report and Accounts, please follow the instructions for requesting such report included in the Internet Notice.
Voting Matters and Board Recommendations
The board of directors recommend that the holders of our Liberty Global Class A shares and Liberty Global Class B shares (collectively, the voting shares) vote “FOR” each of the following resolutions:

1.	To elect Michael T. Fries as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

2.	To elect Paul A. Gould as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

3.	To elect John C. Malone as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

4.	To elect Larry E. Romrell as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

5.
To approve, on an advisory basis, the annual report on the implementation of the directors’ compensation policy for the year ended December 31, 2017, contained in Appendix A of this proxy statement (in accordance with requirements applicable to U.K. companies).

6.	To ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2018.

7.
To appoint KPMG LLP (U.K.) as Liberty Global’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).

8.	To authorize the audit committee of Liberty Global’s board of directors to determine the U.K. statutory auditor’s compensation.

9.
To approve the form agreements and counterparties pursuant to which we may conduct the purchase of our ordinary shares in the capital of Liberty Global and authorize all or any of our directors and senior officers to enter into, complete and make purchases of ordinary shares in the capital of Liberty Global pursuant to the form of agreements and with any of the approved counterparties, which approvals will expire on the fifth anniversary of the 2018 annual general meeting of shareholders.

10.
To approve the form of agreement and counterparty pursuant to which we may conduct the purchase of our deferred shares in the capital of Liberty Global and authorize all or any of our directors and senior officers to enter into, complete and make a purchase of deferred shares in the capital of Liberty Global pursuant to the form of agreement.

    No shareholder has proposed, in accordance with sections 100 through 102 of our articles of association, any additional resolutions to be brought before the AGM.
The AGM may be adjourned to another date, time or place for proper purposes, including for the purpose of soliciting additional proxies to vote on the resolutions.

QUESTIONS AND ANSWERS ABOUT THE AGM AND VOTING
The questions and answers below highlight only selected information about the AGM and how to vote your shares. You should read carefully the entire proxy statement, including the Appendix, before voting.
When and where is the AGM?
The AGM will be held at 3:30 p.m. BST (10:30 a.m. Eastern time), on June __, 2018, at ___________, London ___, telephone number +44 (0)20 ________.
What is the record date for the AGM?
The “record date” for the AGM is 10:00 p.m. BST (5:00 p.m. Eastern time), on April __, 2018.
What is the purpose of the AGM?
The purpose of the AGM is to consider and vote on each of the resolutions listed in the Meeting Notice and more fully described in this proxy statement. The resolutions in the Meeting Notice are the only items to be acted upon at the AGM. In the event there is a resolution to adjourn or postpone the AGM, the officers designated as proxies will have discretion to vote on such resolution, unless the resolution is to adjourn or postpone the AGM for the purpose of soliciting additional proxies.
What are the requirements to elect the directors and approve each of the other resolutions?
You may cast your vote for or against resolutions 1 through 10 or abstain from voting your shares on one or more of these resolutions.
The affirmative vote of a simple majority of the votes cast by the holders of our voting shares voting together as a single class is required to approve each of the resolutions. For example, in regard to the election of directors at the AGM, a nominee for director will be elected to our board if the votes cast “For” such nominee exceed the votes cast “Against” such nominee’s election.
How many votes do shareholders have at the AGM?
Only holders of record of our voting shares as of the record date are entitled to vote at our AGM. As of the most recent practicable date, April __, 2018, we had outstanding and entitled to vote at the meeting ________ Liberty Global Class A shares and ________ Liberty Global Class B shares. Our voting shares are our only voting ordinary shares and vote together as a single class on all matters. Each Liberty Global Class A share has one vote and each Liberty Global Class B share has ten votes on each matter on which holders of ordinary shares of such classes are entitled to vote at the AGM. The Liberty Global Class C shares are non-voting, except where otherwise required by the Companies Act and our articles of association.
As of the most recent practicable date, April __, 2018, we had __ record holders of Liberty Global Class A shares and __ record holders of Liberty Global Class B shares. These amounts do not include the number of shareholders whose ordinary shares are held of record by banks, brokers or other nominees, but include each such institution as one holder.
What is the difference between a shareholder of record and a beneficial owner?
These terms describe how your shares are held. If your shares are registered directly in your name with Computershare, our transfer agent, you are a shareholder of record and the proxy materials or the Internet Notice are being sent directly to you by Liberty Global. If your shares are held in the name of a broker, bank, or other nominee, you are a beneficial owner of the shares held in street name and the proxy materials or the Internet Notice are being made available or forwarded to you by your broker, bank, or other nominee, who is treated as the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares by following the instructions on the proxy card or Internet Notice.
What do shareholders need to do to vote on the resolutions?
Voting on the resolutions will be by a poll. If you are a shareholder of record, then, after carefully reading and considering the information contained in this proxy statement, you may appoint a proxy to vote on your behalf. The Internet Notice will instruct you as to how you may access and review the information in the proxy materials and how you may submit your proxy to vote over the internet. When you log onto the internet website address, you will receive instructions on how to vote your shares. The internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each voting shareholder separately. Voting through the internet will be voting by proxy. If you receive a paper copy of the proxy materials, you may also follow the instructions contained therein to submit a proxy and to vote either by submitting a paper proxy or over the internet.
If you are a beneficial owner, you should follow the directions provided by your broker, bank or other nominee as to how to vote your shares or when granting or revoking a proxy.
To be valid, the submission of a proxy via the internet must be received by 6:00 a.m. BST (1:00 a.m. Eastern time) on June __, 2018.
How do I vote my shares that are held in our 401(k) Plan?
If you hold Liberty Global Class A shares through your account in the Liberty Global 401(k) Savings and Stock Ownership Plan (the 401(k) Plan), which plan is for employees of our subsidiary, Liberty Global, Inc. (LGI), the trustee for such plan is required to vote your Liberty Global Class A shares as you specify. To allow sufficient time for the trustees to vote your Liberty Global Class A shares, your voting instructions must be received by 10:00 p.m. BST (5:00 p.m. Eastern time) on June __, 2018. To vote such shares, please follow the instructions provided by the trustee for such plan.
What if I do not specify a choice for a resolution in my proxy?
All voting shares properly voted via the internet at or prior to 6:00 a.m. BST (1:00 a.m. Eastern time) on June __, 2018, and all voting shares represented by properly executed paper proxies received prior to or at the AGM and, in each case, not revoked, will be voted in accordance with the instructions so provided. If you are a shareholder of record and no specific instructions are given, the voting shares represented by a properly executed proxy will be voted in favor of each of resolutions 1-10, as listed in the Meeting Notice.
If you are a beneficial owner, your broker, bank and other nominee may exercise discretion in voting on routine matters, but may not exercise discretion and vote on non-routine matters. Resolutions 6, 7 and 8 are considered routine and your broker, bank or other nominee may, at their discretion, vote on these resolutions without instructions from you. The remaining resolutions are considered non-routine matters and thus your broker, bank or other nominee may not vote on these resolutions without instructions from you.
What if I respond and indicate that I am abstaining from voting?
A properly submitted proxy marked “ABSTAIN”, although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of ordinary shares represented and entitled to vote at the meeting, will not be treated as votes cast at the AGM. Accordingly, an abstention will not be taken into account in determining the outcome on any of the resolutions.
Can I change my vote?
You may revoke (i.e., terminate) your paper proxy at any time prior to its use by delivering a signed notice of revocation or a later dated signed paper proxy or by attending the meeting and voting in person. Attendance at the AGM will not in itself constitute the revocation of a proxy. Any written notice of revocation or subsequent proxy should be sent or hand delivered so as to be received at Liberty Global plc, Attention: Secretary, 161 Hammersmith Road, London W6 8BS, United Kingdom, at or before the start of the AGM. Any revocation of votes submitted via the internet must be submitted by the same method as the corresponding votes, not later than 6:00 a.m. BST (1:00 a.m. Eastern time), on June __, 2018. If your ordinary shares are held in the name of a bank, broker or other nominee, you should contact them to change your vote.
All voting shares that have been properly voted and not revoked will be voted at the AGM.
What are “broker non-votes” and how are they treated?
A broker non-vote occurs when ordinary shares held by a broker, bank or other nominee are represented at the meeting, but the nominee has not received voting instructions from the beneficial owner and does not have the discretion to direct the voting of the ordinary shares on a particular resolution. Ordinary shares represented by broker non-votes will be counted for purposes of determining whether there is a quorum at the meeting but will be deemed ordinary shares not entitled to vote and will not be included for purposes of determining the aggregate voting power and number of ordinary shares represented and entitled to vote on a particular matter.

Who may attend, and who may vote at, the AGM?
All shareholders of Liberty Global may attend the AGM. Only holders of record of our voting shares, as of 10:00 p.m. BST (5:00 p.m. Eastern time), on April __, 2018, the record date for the AGM, are entitled to vote at the AGM or any adjournment thereof. Holders of Liberty Global Class C shares will not be entitled to vote on any of the resolutions.
If you are a shareholder of record of our voting shares, you have the right to attend, speak and vote in person at the meeting. Any corporation which is a shareholder of record may by resolution of its directors authorize one or more persons to act as its representative(s) at the AGM and the person(s) so authorized shall (on production of a certified copy of such resolution at the AGM) be entitled to exercise these same powers on behalf of the corporation as that corporation could exercise if it were an individual shareholder of Liberty Global. If you are a beneficial owner, you may also attend and speak at the meeting. You may not, however, vote your shares held in street name unless you obtain a “proxy” from your broker, bank or other nominee that holds the shares, which gives you the right to vote the shares at the meeting.
Notwithstanding the foregoing, we recommend that you vote by proxy in advance of the AGM even if you plan to attend the AGM (note that you may change your vote at the AGM).
A list of shareholders entitled to vote at the AGM will be available at our offices at 161 Hammersmith Road, London W6 8BS, U.K., and at 1550 Wewatta Street, Suite 1000, Denver, Colorado 80202, U.S., for review by any shareholder, for any purpose germane to the AGM, for at least 10 days prior to the AGM.
What constitutes a quorum at the AGM?
The presence, in person or by proxy, of the holders of a simple majority of the combined voting power of our voting shares outstanding and entitled to vote at the AGM is necessary to constitute a quorum at the AGM.
What is a proxy statement and what is a proxy?
A proxy statement is a document that SEC regulations require us to provide you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own in accordance with your instructions. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated the following persons as proxies for the AGM: Jeremy Evans, Bryan H. Hall and Michelle L. Keist.
How can I access the proxy materials over the internet?
Shareholders can access the Meeting Notice, proxy statement, the annual report and the U.K. Report and Accounts via our website at www.libertyglobal.com or as directed in the Internet Notice for voting via the website at www.envisionreports.com/LGP. The Internet Notice will instruct you as to how you may access and review the information in the proxy materials over the internet. The proxy materials, including the form of proxy, relating to the AGM will be first made available to shareholders on or about May __, 2018.
A copy of our annual report on Form 10-K for the year ended December 31, 2017, including our consolidated financial statements for the fiscal year ended December 31, 2017, and a copy of our U.K. Report and Accounts are available to all holders of our Liberty Global Class A and Class B shares entitled to vote at the meeting and to all holders of our Liberty Global Class C shares as of the record date for informational purposes. These reports do not form any part of the material for solicitation of proxies. The annual report and the U.K. Report and Accounts are posted at the following website addresses: www.libertyglobal.com and www.envisionreports.com/LGP. If you received the Internet Notice, you will not receive a printed copy of the annual report or the U.K. Report and Accounts (unless you request copies of these reports).
What if I receive more than one Internet Notice?
If you received multiple Internet Notices, it means you hold your shares in different ways (e.g., trust, custodial accounts, joint tenancy) or in multiple accounts. To ensure that all of your shares are voted, vote once for each Internet Notice you receive.
Why did I not receive an Internet Notice?
If you elected to receive proxy materials by mail or e-mail for any of your holdings in the past, you were automatically enrolled in the same process for all of your share holdings this year. If you would like to change the method of delivery, please follow the instructions in the Internet Notice or in the question “May I choose the method in which I receive future proxy materials?” below.

How can I request paper copies of the proxy materials?
If you received the Internet Notice by mail and would like to receive a printed copy of our proxy materials, our annual report and our U.K. Report and Accounts please follow the instructions for requesting such materials included in the Internet Notice.
May I choose the method in which I receive future proxy materials?
If you are a shareholder of record, you may receive future notices, annual reports and proxy materials electronically. To sign up for electronic delivery, go to www.computershare-na.com/green. You may also sign up when you vote by internet at www.envisionreports.com/LGP and follow the prompts. Once you sign up, you will no longer receive a printed copy of the notices, annual reports and proxy materials, unless you request them. You may suspend electronic delivery of the notices, annual reports and proxy materials at any time by contacting our transfer agent, Computershare, +1(888) 218-4391 if in the U.S. and +1(781) 575-3919 if outside the U.S.
If you are a beneficial owner, you may request electronic access by contacting your broker, bank, or other nominee.
What is “householding”?
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” the Internet Notice or the proxy materials, as the case may be. This means that only one copy each of the Internet Notice or the proxy materials, as the case may be, is being sent to multiple shareholders in your household. We will promptly deliver a separate copy of the Internet Notice or proxy materials to you if you call, email or mail our Investor Relations Department, +1(303) 220-6600 or ir@libertyglobal.com or Liberty Global plc, attention: Investor Relations Department, 161 Hammersmith Road, London W6 8B6. If you prefer to receive separate copies of such documents in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee holder, or you may contact us at the above telephone number, email address or mailing address.
Who will pay for the cost of this proxy solicitation?
We will solicit the proxies and will pay the entire cost, if any, for such solicitation. Our directors, officers and employees may solicit proxies by mail, email, telephone or in person. These persons will receive no additional compensation for such services. We have also retained Innisfree M&A Incorporated to assist in the solicitation of proxies at a cost of $18,000, plus reasonable out of pocket expenses. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of ordinary shares held of record by them and will be reimbursed for their reasonable expenses in connection therewith.
When will Liberty Global announce the voting results?
We will announce the preliminary voting results at the AGM. We will report the final results in a Current Report on Form 8-K that we will file with the SEC. We will also post the final results of voting at the AGM on our website after the AGM.
What do I do if I have additional questions?
If you have any further questions about voting or attending the AGM, please call Liberty Global Investor Relations at +1(303) 220-6600 or contact Innisfree M&A Incorporated, who is acting as proxy solicitation agent for the AGM, at +1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call collect at +1(212) 750-5833.

CORPORATE GOVERNANCE
Governance Guidelines
Our board has adopted corporate governance guidelines, which are available on our website at www.libertyglobal.com. Under the guidelines, our independent directors meet privately at least twice a year in executive session. These executive sessions are generally held in conjunction with a regularly scheduled board meeting. The presiding director for these meetings is currently JC Sparkman, the chairman of the compensation committee. The role of presiding director rotates annually among our nominating and corporate governance committee chair, our audit committee chair and our compensation committee chair.
Director Independence
It is our policy that a majority of the members of our board of directors be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with our company other than in his or her capacity as a board member. To assist our board of directors in determining which of our directors qualify as independent for purposes of the NASDAQ Stock Market ( NASDAQ) rules, as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our board follows the Corporate Governance Rules of NASDAQ on the criteria for director independence. In addition, audit committee and compensation committee members must meet additional heightened independence criteria applicable to audit committee and compensation committee members under applicable NASDAQ and SEC requirements
In accordance with these criteria, our board of directors has determined that each of Andrew J. Cole, Miranda Curtis, John W. Dick, Paul A. Gould, Richard R. Green, David E. Rapley, Larry E. Romrell, JC Sparkman and David Wargo qualifies as an independent director of our company.
Board Leadership Structure
Our board of directors has the authority to determine whether the offices of chairman of the board and chief executive officer should be held by the same or different persons. Since June 2005, these offices have been divided between John C. Malone and Michael T. Fries, respectively, and our board believes that this division continues to be appropriate for our company and its shareholders. The separation of these two roles allows Mr. Fries, our chief executive officer and president (CEO), to focus his energies on actively directing the management of our global operations, including the development and execution of approved strategies and business plans, providing leadership to our executives and employees and representing our company to business partners, investors and the media. Our chairman of the board provides guidance to our CEO and strong leadership to our board in its consideration of strategic objectives and associated risks and oversight of our management’s and company’s performance. We have no policy that requires the positions of chairman and CEO to be separate or combined and we may reconsider our leadership structure from time to time based on the situation at that time.
Risk Oversight
Our management team is responsible for identifying and managing risk related to our company and its significant business activities, subject to oversight by our board of directors. Our board executes its risk oversight directly and through its committees. Our board receives regular briefings from and discussions with senior management and periodic in-depth sessions on specific topics. For certain risk topics as discussed below, a board committee will have initial responsibility for exercising this oversight role, with the chair of the relevant committee reporting to the full board.
Full Board
At each regularly scheduled board meeting, our board receives reports from our CEO and other members of senior management with respect to their business unit or functional area, which include information relating to general and specific risks facing our company. For our business units, these reports will address, among other things, material business-specific risks, such as competitive challenges, regulatory initiatives and risks related to operational execution, as well as macro-economic and political risks. Functional area reports cover our capital structure, liquidity, foreign currency exposure, credit and equity market conditions, developments in technology, legal and regulatory compliance, and talent management and compensation programs. In-depth presentations are made by senior management in connection with our board’s consideration of acquisition opportunities and new strategic initiatives, which include a discussion of material risks to achieving the business case for the proposed transaction or project. Periodically, a more detailed review of a specific country of operation will be provided by the local management team or a specific topic of interest, such as technology developments, will be explored in greater depth, at a regularly scheduled or a special board meeting or during an off-site visit. Our board of directors also makes annual site visits to different countries in which we operate and has periodic strategy retreats with invited members of senior management. Our senior management’s attendance at board meetings, the site visits and strategy retreats provide frequent opportunities for our directors to interact with members of our management team individually to understand and provide input on relevant risk exposures. Also, through its review of our strategies and objectives, budgets and business plans, our board of directors sets the direction for appropriate risk taking within our operations.
Committees
Audit Committee. Our audit committee has oversight responsibility for the policies, processes and risks relating to our financial statements, financial reporting processes, auditing and information security and technology. The senior officer of our internal audit and compliance group reports to the audit committee and assists the committee with its review of relevant risks within its oversight responsibility and of our internal controls. Senior officers of our finance and accounting groups attend all regularly scheduled audit committee meetings and provide in-depth reports on specific risks, including changes in accounting rules, risks associated with liquidity, covenant compliance, currency and interest rate hedging positions and stability of counterparties. From time to time, the audit committee, with management, identifies and reviews other areas of risks related to Liberty Global’s operations, such as cyber security matters. The audit committee also receives reports on allegations received through our ethics compliance reporting process and the status of investigations into such allegations. Additional functions of the audit committee are described under Board and Committees of the Board —Audit Committee below.
Compensation Committee. Our compensation committee has oversight responsibility with respect to risks related to the design and implementation of compensation programs for senior management and equity performance-based awards. At least annually, our compensation committee considers the risks associated with our compensation policies and practices for both executive compensation and compensation generally. To assist the compensation committee in discharging this responsibility, our global human resources group provides reports on the design and administration of incentive programs and the safeguards in effect to avoid encouraging unnecessary or excessive risk taking. For the compensation committee’s report on its risk assessment of our compensation programs, see —Risk Assessment of Compensation Programs below.
Nominating and Corporate Governance Committee. Our nominating and corporate governance committee has oversight responsibility with respect to risks related to our governance, including board and director performance and governance guidelines.
Succession Planning Committee. Our succession planning committee has oversight responsibility for the risks related to succession planning for our CEO and other executive officers, as well as risks associated with a CEO absence. At least annually our succession planning committee evaluates a CEO candidate profile and qualifications that meets the leadership needs of Liberty Global.
Risk Assessment of Compensation Programs
Consistent with SEC requirements, we assess annually our company’s compensation programs and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on our company taken as a whole. Our global human resources group reviewed the performance-based compensation programs for all corporate-level employees in our corporate offices in the U.K., the U.S. and the Netherlands, and for our country-level managing directors and chief financial officers in each of our operations. It also reviewed over 40 annual bonus and 60 sales incentive/commission plans in place at our operating companies to identify the presence or lack of certain features that would impact organizational risk. Further, it analyzed total compensation costs (including salaries, commissions, bonuses, severance, fringe benefits and employee training and development costs) for each country of operation as a percentage of that country’s revenue. Finally, it reviewed its own policies and procedures for the administration and governance of these programs for corporate-level employees and for managing directors and chief financial officers in each operation and related entity-level controls. The scope and results of this review were presented to the compensation committee of our board.

Code of Business Conduct and Code of Ethics
We have adopted a code of business conduct that applies to all of our employees, directors and officers. In addition, we have adopted a code of ethics for our CEO and senior financial officers and the managing directors and senior financial officers at our operating companies, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 (the Sarbanes-Oxley Act). Both codes are available on our website at www.libertyglobal.com.
Political Contributions
Our code of business conduct prohibits the use of company funds and assets for political contributions to political parties, political party officials and candidates for office, unless approved by our general counsel. Additionally, our charitable giving programs available to employees prohibit political contributions by our company.
Shareholder Communication with Directors
Our shareholders and other interested parties may send communications to our board of directors or to individual directors by mail addressed to the board of directors or to an individual director c/o Liberty Global plc, 161 Hammersmith Road, London W6 8BS, U.K. Attn: General Counsel. Communications from our shareholders will be forwarded to our directors on a timely basis.

BOARD AND COMMITTEES OF THE BOARD
Board Meetings and Attendance
During 2017, we had eight meetings of our full board of directors. Each director attended, either in person or telephonically, at least 75% of the total number of meetings of our board and each committee on which he or she served. The independent directors of Liberty Global held two executive sessions without the participation of management during 2017. Our board of directors encourages all members to attend each annual general meeting of our shareholders. For our 2017 AGM, nine of our board members attended in person or via tele-conference.
Information with respect to each of the current committees of our board of directors is provided below. Our board of directors has adopted a written charter for each of its committees, which are available on our website at www.libertyglobal.com.
The table below provides membership and meeting information for each of the board committees.

	Audit	Compensation	Nominating & Corporate Governance	Succession Planning
Andrew J. Cole		●	●
Miranda Curtis	●		●	●
John W. Dick	●		●
Michael T. Fries
Paul A. Gould	Chair		●	●
Richard R. Green			●
John C. Malone				Chair
David E. Rapley			Chair	●
Larry E. Romrell		●	●
JC Sparkman		Chair	●	●
David Wargo	●		●
2017 Meetings	9	7	2	1
Committees of the Board
Audit Committee
A description of the audit committee members respective experiences is set forth under Resolutions 1, 2, 3 and 4 below. Our board of directors has determined that more than one member of the committee, including its chairman, Mr. Gould, qualifies as an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews and monitors our corporate financial reporting and our internal and external audits. The audit committee’s functions include:

•	appointing and, if necessary, replacing our independent auditors;

•	reviewing and approving, in advance, the scope and the fees of all auditing services, and all permissible non-auditing services, to be performed by our independent auditors;

•
reviewing our annual audited financial statements with our management and our independent auditors and making recommendations regarding inclusion of such audited financial statements in certain of our public filings;

•
overseeing the work of our independent auditor for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services, including holding quarterly meetings to review our quarterly reports, discussing with our independent auditors issues regarding the ability of our independent auditors to perform such services, reviewing with our independent auditors any audit related problems or difficulties and the response of our management, and addressing other general oversight issues;

•
reviewing and discussing with management and our independent auditors issues regarding accounting principles, tax matters, effectiveness of internal controls, financial reporting, and regulatory and accounting initiatives;

•	reviewing quarterly earnings releases;

•
overseeing the maintenance of an internal audit function, discussing with our independent auditors, the internal auditor and our management, as appropriate, the internal audit function’s responsibilities, budget and staff, periodically reviewing with our independent auditors the results and findings of the internal audit function and coordinating with our management to ensure that the issues associated with such results and findings are addressed;

•	discussing with management financial risk exposure and risk management policies;

•
reviewing disclosures by our certifying officers on any significant deficiencies or material weaknesses in the design or operation of our internal controls and any fraud involving persons who have a significant role in our internal controls;

•
overseeing management’s processes and activities with respect to confirming compliance with applicable securities laws and SEC and NASDAQ rules relating to our accounting and financial reporting processes and the audit of our financial statements;

•
establishing procedures for the consideration of alleged violations of the code of business conduct and the code of ethics adopted by our board and for the reporting and disclosure of violations of or waivers under such codes;

•	establishing procedures for receipt, retention and treatment of allegations on accounting, internal accounting controls or audit matters; and

•	preparing a report for our annual proxy statement.
In addition to the foregoing, as provided in our corporate governance guidelines referenced above, the audit committee must review and approve any related party transaction in which an executive officer has a direct or indirect interest for which disclosure is required under SEC rules.
Compensation Committee
The compensation committee sets our overall compensation philosophy and oversees our executive compensation and benefits programs, policies and practices. The compensation committee’s functions include:
•reviewing and approving annual and long-term performance goals and objectives for our CEO;
•evaluating the performance of and determining the compensation for our CEO;

•	reviewing and approving the compensation of our executive officers and certain other executives, including any employment agreements;

•
reviewing and approving cash-based and equity-based compensation plans that are shareholder approved and awards granted thereunder where participants are executive officers and other members of senior management;

•discussing with management the risk from our compensation program and policies; and
•preparing a report for our annual proxy statement.
See Executive Officers and Directors Compensation—Compensation Discussion and Analysis below for a description of the responsibilities of the compensation committee on matters related to executive compensation and administration of the various incentive plans of our company for awards to employees.
The compensation committee has the authority to engage its own compensation consultants and other independent advisors. During 2017, the compensation committee did not retain any independent advisors for purposes of rendering advice on our executive compensation.

Compensation Committee Interlocks and Insider Participation. During 2017, none of the members of our compensation committee was an officer or employee of our company or any of our subsidiaries, was formerly an officer of our company or any of our subsidiaries, or had any relationship requiring disclosure under applicable securities laws.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee identifies and recommends persons as nominees to our board of directors, reviews from time to time our corporate governance guidelines and oversees the evaluation of our board of directors. Its duties include:

•	reviewing and recommending compensation for our independent directors and our chairman of the board, including equity-based awards;

•	developing criteria for board membership;

•	reviewing candidates recommended by shareholders for elections to the board; and

•	assessing director and candidate independence.
The nominating and corporate governance committee will consider candidates for director recommended by any shareholder, provided that such nominations are properly submitted. Eligible shareholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Nominating and Corporate Governance Committee, Liberty Global plc, 161 Hammersmith Road, London W6 8BS, United Kingdom, Attn: General Counsel. Shareholder recommendations must be made in accordance with our articles of association, as discussed under Shareholder Resolutions in this proxy statement, and contain the following information:

•
the proposing shareholder’s name and address and documentation indicating the number of ordinary shares beneficially owned by such person and the holder or holders of record of those shares, together with a statement that the proposing shareholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•	a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board;

•	any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of the candidate as a director;

•	a representation as to whether the proposing shareholder intends to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation that the proposing shareholder intends to appear in person or by proxy at the annual general shareholders meeting at which the person named in such notice is to stand for election; and

•	a signed consent of the candidate to serve as a director, if nominated and elected.
In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing shareholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.
To be nominated to serve as a director, a nominee need not meet any specific, minimum criteria; however, the nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity and values and should be committed to our long-term interests and the interests of our shareholders. When evaluating a potential director nominee, including one recommended by a shareholder, the nominating and corporate governance committee will take into account a number of factors, which may include the following:

•	independence from management; education and professional background; judgment, skill and reputation;

•	understanding of our business and the markets in which we operate;

•	expertise that is useful to us and complementary to the expertise of our other directors;

•	existing commitments to other businesses as a director, executive or owner;

•	personal conflicts of interest, if any; and

•	the size and composition of our existing board of directors.
The nominating and corporate governance committee does not have a formal policy on diversity. It does, however, consider whether the nominee has personal capabilities and qualifications that contribute to the overall diversity of our board. For this purpose, the committee construes diversity broadly to include a variety of perspectives, opinions, professional backgrounds and experiences.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, shareholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to the board of directors, it may recommend to our full board that candidate’s appointment or election.
Prior to nominating an incumbent director for re-election at an annual general meeting, the nominating and corporate governance committee considers, in addition to the foregoing criteria, the director’s past attendance at, and participation in, meetings of our board of directors and its committees and the director’s formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member.
Based on the foregoing considerations, the nominating and corporate governance committee determined to recommend Messrs. Fries, Gould, Malone and Romrell for nomination for re-election to our board.
Succession Planning Committee
Our board of directors has established a succession planning committee to assist the full board in succession planning for our CEO. The responsibilities of the succession planning committee include the development of candidate profiles and qualifications, the identification and evaluation of potential internal candidates and opportunities for their development, the evaluation of potential external candidates and annual reporting to the full board on the results of its work. Our CEO collaborates with the succession planning committee in the performance of its functions. Our board of directors has adopted a written charter for the succession planning committee, which is available on our website at www.libertyglobal.com.
Executive Committee
Our board of directors has established an executive committee pursuant to our articles of association, whose members are Michael T. Fries and John C. Malone, neither of whom is an independent director. Except as specifically prohibited by the Companies Act or limited by our board of directors, the executive committee may exercise all the powers and authority of our board in the management of our business and affairs between board meetings, including the power and authority to authorize the issuance of ordinary shares of our capital stock, with the exception of certain matters, including amendments to the articles of association and fundamental changes to Liberty Global (such as a merger or sale of substantially all of its assets).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table sets forth information, to the extent known by us or ascertainable from public filings, concerning our ordinary shares beneficially owned by each person or entity known by us to own more than 5% of any class of our outstanding voting shares.
Except as otherwise indicated in the notes to the table, the security ownership information is given as of April 1, 2018 and, in the case of percentage ownership information, is based upon (1) 218,551,372 Liberty Global Class A shares, (2) 11,102,619 Liberty Global Class B shares, and (3) 575,126,506 Liberty Global Class C shares, in each case, outstanding on that date. Beneficial ownership of our Liberty Global Class C shares is set forth below only to the extent known by us or ascertainable from public filings. Our Liberty Global Class C shares are, however, non-voting and, therefore, in the case of voting power, are not included.
Ordinary shares issuable on or within 60 days after April 1, 2018, upon exercise of options or share appreciation rights (SARs), vesting of restricted share units (RSUs), conversion of convertible securities or exchange of exchangeable securities, are deemed to be outstanding and to be beneficially owned by the person holding the options, SARs, RSUs or convertible or exchangeable securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Also, for purposes of the following presentation, beneficial ownership of our Liberty Global Class B shares, although convertible on a one-for-one basis into our Liberty Global Class A shares, is reported as beneficial ownership of our Liberty Global Class B shares only, and not as beneficial ownership of our Liberty Global Class A shares. The percentage of voting power is presented on an aggregate basis for each person or entity named below.
So far as is known to us, the persons indicated below have sole voting power with respect to the ordinary shares indicated as beneficially owned by them, except as otherwise stated in the notes to the table.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class	Voting Power
John C. Malone	Liberty Global Class A	4,646,957	(1)(2)(3)	2.1%	28.1%
c/o Liberty Global plc	Liberty Global Class B	8,787,373	(4)(5)	79.2%
161 Hammersmith Road	Liberty Global Class C	17,401,698	(1)(2)(3)(4)	3.0%
London W6 8BS U.K.

Michael T. Fries	Liberty Global Class A	2,184,287	(6)(7)(8)	1.0%	3.7%
c/o Liberty Global plc	Liberty Global Class B	1,000,000	(5)	9.0%
161 Hammersmith Road	Liberty Global Class C	5,717,903	(6)(7)(8)	1.0%
London W6 8BS U.K.

Robert R. Bennett	Liberty Global Class A	208	(9)	*	3.0%
c/o Liberty Media Corporation	Liberty Global Class B	993,552	(9)	8.9%
12300 Liberty Boulevard
Englewood, CO 80112

Berkshire Hathaway Inc.	Liberty Global Class A	20,180,897	(10)	9.2%	6.1%
3555 Farnam Street	Liberty Global Class B	—		—
Omaha, NE 68131

Dodge & Cox	Liberty Global Class A	18,979,403	(11)	8.7%	5.8%
555 California Street	Liberty Global Class B	—		—
40th Floor
San Francisco, CA 94104

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class	Voting Power

Harris Associates L.P.	Liberty Global Class A	17,652,145	(12)	8.1%	5.4%
111 S. Wacker Drive,	Liberty Global Class B	—		—
Suite 4600
Chicago, IL 60606
_______________
* Less than one percent.

(1)	Includes 124,808 Liberty Global Class A shares and 756,405 Liberty Global Class C shares held by Mr. Malone’s spouse, as to which shares Mr. Malone has disclaimed beneficial ownership.

(2)
Includes 84,237 Liberty Global Class A shares and 175,939 Liberty Global Class C shares, that are subject to options, which were exercisable as of, or will be exercisable within 60 days of, April 1, 2018.

(3)	Includes 2,140,050 Liberty Global Class A shares and 4,736,253 Liberty Global Class C shares held by Columbus Holding LLC, in which Mr. Malone has a controlling interest.

(4)
Includes 110,148 Liberty Global Class B shares held by two trusts managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children. Mr. Malone has no pecuniary interest in the trusts, but he retains the right to substitute the assets held by the trusts. Mr. Malone has disclaimed beneficial ownership of the shares held by the trusts. Also, includes 8,677,225 Liberty Global Class B shares and 6,757,225 Liberty Global Class C shares held by a trust with respect to which Mr. Malone is the sole trustee and, with his spouse, retains a unitrust interest in the trust (the Malone Trust).

(5)
Based on the Schedule 13D/A (Amendment No. 7) of Mr. Malone filed with the SEC on February 18, 2014, pursuant to a letter agreement dated as of February 13, 2014, among Michael T. Fries, our CEO and one of our directors, Mr. Malone and the Malone Trust have agreed that, for so long as Mr. Fries is employed as a principal executive officer by us or serving on our board of directors, (a) in the event the Malone Trust or any permitted transferee (as defined in the letter agreement) is not voting the Liberty Global Class B shares owned by the Malone Trust, Mr. Fries will have the right to vote such Liberty Global Class B shares and (b) in the event the Malone Trust or any permitted transferee determines to sell such Liberty Global Class B shares, Mr. Fries (individually or through an entity he controls) will have an exclusive right to negotiate to purchase such shares, and if the parties fail to come to an agreement and the Malone Trust or any permitted transferee subsequently intends to enter into a sale transaction with a third party, Mr. Fries (or an entity controlled by him) will have a right to match the offer made by such third party.

(6)
Includes 1,590,831 Liberty Global Class A shares and 4,274,769 Liberty Global Class C shares that are subject to options, which were exercisable as of, or will be exercisable within 60 days of, April 1, 2018.

(7)	Includes 1,977 Liberty Global Class A shares and 13,059 Liberty Global Class C shares held in the 401(k) Plan for the benefit of Mr. Fries.

(8)
Includes 46,200 Liberty Global Class A shares and 283,360 Liberty Global Class C shares held by a trust managed by an independent trustee, of which the beneficiaries are Mr. Fries’ children. Mr. Fries has no pecuniary interest in the trust, but he retains the right to substitute the assets held by the trust. Mr. Fries has disclaimed beneficial ownership of the shares held by the trust.

(9)
The number of Liberty Global Class A shares and Liberty Global Class B shares is based upon a Form 8.3 dated November 4, 2015, submitted by Mr. Bennett pursuant to the U.K. Takeover Code. Of the shares reported, the Schedule 13D/A shows Mr. Bennett and his spouse jointly owning 749,539 Liberty Global Class B shares and Hilltop Investments, LLC, which is jointly owned by Mr. Bennett and his spouse, owning 232,334 Liberty Global Class B shares.

(10)
The number of Liberty Global Class A shares is based upon the Schedule 13G for the year ended December 31, 2016, filed with the SEC on February 14, 2017, by Warren E. Buffett on behalf of himself and Berkshire Hathaway Inc. (Berkshire), as well as on behalf of the following for the respected number of Liberty Global Class A shares indicated: National Indemnity Company (11,801,897), GEICO Corporation (11,801,897), Government Employees Insurance Company (9,188,677), GEICO Indemnity Company (2,613,220), The Buffalo New Drivers/Distributors Pension Plan (27,000), BNSF Master Retirement Plan (2,624,000), Lubrizol Master Trust Pension (340,000), Buffalo News Mechanical Pension Plan (30,000), Flight Safety International Inc. Retirement Income Plan (340,000), Fruit of the Loom Pension Trust (100,000), GEICO

Corporation Pension Plan Trust (950,000), Johns Manville Corporation Master Pension Trust (500,000), General Re Corporation Employment Retirement Trust (1,000,000), Dexter Pension Plan (235,000), Scott Fetzer Collective Investment Trust (400,000), Acme Brick Company Pension Trust (395,000), Buffalo News Editorial Pension Plan (265,000), Buffalo News Office Pension Plan (159,000), Justin Brands Inc. Pension Plan (200,000) and Precision Castparts Corp. Master Trust (814,000). Mr. Buffett (who may be deemed to control Berkshire), Berkshire and GEICO Corporation are each a parent holding company. National Insurance Company, Government Employees Insurance Company and GEICO Indemnity Company are each an insurance company and the remaining reporting persons are each an employee benefit plan. Mr. Buffett, Berkshire and the other reporting persons share voting and investment power over the shares listed in the table.

(11)
The number of Liberty Global Class A shares is based upon the Schedule 13G/A (Amendment No. 1) for the year ended December 31, 2017, filed with the SEC on February 13, 2018, by Dodge & Cox. Dodge & Cox is an investment advisor to various investment companies and managed accounts. Dodge & Cox International Stock Fund has an interest in 18,753,503 of the Liberty Global Class A shares reported in the table.

(12)
The number of Liberty Global Class A shares is based upon the Schedule 13G for the year ended December 31, 2017, filed with the SEC on February 14, 2018, by Harris Associates Inc. (HAI) on behalf of itself and as general partner of Harris Associates L.P. HAI is an investment advisor to various clients. The Schedule 13G reflects that HAI has sole voting power over 15,308,270 of the Liberty Global Class A shares and sole dispositive power over all of the Liberty Global Class A shares.

Security Ownership of Management
The following table sets forth information with respect to the beneficial ownership by each of our directors and each of our named executive officers as described below, and by all of our directors and executive officers as a group, of each class of our outstanding shares.
The security ownership information is given as of April 1, 2018 and, in the case of percentage ownership information, is based upon (1) 218,551,372 Liberty Global Class A shares, (2) 11,102,619 Liberty Global Class B shares and (3) 575,126,506 Liberty Global Class C shares, in each case, outstanding on that date. Although beneficial ownership of our Liberty Global Class C shares is set forth below, our Liberty Global Class C shares are non-voting and, therefore, in the case of voting power, are not included. The percentage of voting power is presented on an aggregate basis for each person or group listed below.
Ordinary shares issuable on or within 60 days after April 1, 2018, upon exercise of options or SARs, vesting of RSUs, conversion of convertible securities or exchange of exchangeable securities, are deemed to be outstanding and to be beneficially owned by the person holding the options, SARs, RSUs or convertible or exchangeable securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For purposes of the following presentation, beneficial ownership of our Liberty Global Class B shares, although convertible on a one-for-one basis into our Liberty Global Class A shares, is reported as beneficial ownership of our Liberty Global Class B shares only, and not as beneficial ownership of our Liberty Global Class A shares.
So far as is known to us, the persons indicated below have sole voting power with respect to the ordinary shares indicated as owned by them, except as otherwise stated in the notes to the table. With respect to certain of our executive officers and directors, the number of shares indicated as owned by them includes shares held by the 401(k) Plan as of March 31, 2018, for their respective accounts.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class	Voting Power
John C. Malone	Liberty Global Class A	4,646,957	(1)(2)(3)(4)	2.1%	28.1%
Chairman of the Board	Liberty Global Class B	8,787,373	(5)(6)	79.2%
	Liberty Global Class C	17,401,698	(1)(2)(3)(4)(5)	3.0%

Andrew J. Cole	Liberty Global Class A	34,819	(4)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	85,605	(4)(7)	*

Miranda Curtis	Liberty Global Class A	150,623	(4)	*	*

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class	Voting Power
Director	Liberty Global Class B	—		—
	Liberty Global Class C	434,907	(4)	*

John W. Dick	Liberty Global Class A	71,770	(4)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	195,845	(4)	*

Michael T. Fries	Liberty Global Class A	2,184,287	(3)(4)(8)(9)	1.0%	3.7%
Director, Chief Executive Officer & President	Liberty Global Class B	1,000,000	(6)	9.0%
	Liberty Global Class C	5,717,903	(3)(4)(8)(9)	1.0%

Paul A. Gould	Liberty Global Class A	244,538	(4)	*	*
Director	Liberty Global Class B	51,429		*
	Liberty Global Class C	1,042,178	(4)	*

Richard R. Green	Liberty Global Class A	36,286	(4)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	98,652	(4)	*

David E. Rapley	Liberty Global Class A	21,755	(4)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	57,751	(4)	*

Larry E. Romrell	Liberty Global Class A	42,832	(4)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	96,770	(4)	*

JC Sparkman	Liberty Global Class A	42,863	(4)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	112,118	(4)	*

David Wargo	Liberty Global Class A	76,414	(3)(4)(10)	*	*
Director	Liberty Global Class B	—		—
	Liberty Global Class C	118,858	(3)(4)(10)	*

Charles H.R. Bracken	Liberty Global Class A	470,131	(4)	*	*
Executive Vice President & Chief Financial Officer	Liberty Global Class B	—		—
	Liberty Global Class C	1,185,047	(4)	*

Bryan H. Hall	Liberty Global Class A	403,202	(3)(4)	*	*
Executive Vice President & General Counsel & Secretary	Liberty Global Class B			—
	Liberty Global Class C	1,084,747	(3)(4)(8)	*

Diederik Karsten	Liberty Global Class A	493,947	(4)	*	*
Executive Vice President & Chief Commercial Officer	Liberty Global Class B	—		—
	Liberty Global Class C	1,319,777	(4)	*

All directors and executive officers as a group (14 persons)	Liberty Global Class A	8,920,424	(11)(12)	4.0%	32.3%
	Liberty Global Class B	9,838,802	(11)	88.6%
	Liberty Global Class C	28,951,854	(11)(12)	5.0%
_______________
*    Less than one percent.

(1)	Includes 124,808 Liberty Global Class A shares and 756,405 Liberty Global Class C shares held by Mr. Malone’s spouse, as to which shares Mr. Malone has disclaimed beneficial ownership.

(2)	Includes 2,140,050 Liberty Global Class A shares and 4,736,253 Liberty Global Class C shares held by Columbus Holding LLC, in which Mr. Malone has a controlling interest.

(3)	Includes shares pledged to the indicated entities in support of one or more lines of credit or margin accounts extended by such entities:

	No. of Shares Pledged
Owner	Liberty Global Class A	Liberty Global Class C	Entity Holding the Shares

John C. Malone	1,345,685	3,305,681	Merrill Lynch, Pierce, Fenner & Smith Incorporated
John C. Malone	952,177	1,210,195	Fidelity Brokerage Services, LLC
Michael T. Fries	146,327	805,340	Morgan Stanley Inc.
J. David Wargo	35,577	106,392	Fidelity Brokerage Services, LLC
Bryan H. Hall	31,153	64,958	Morgan Stanley Inc.

(4)	Includes shares that are subject to options or SARs, which were exercisable as of, or will be exercisable within 60 days of, April 1, 2018, as follows:

Owner	Liberty Global Class A	Liberty Global Class C

John C. Malone	84,237	175,939
Andrew J. Cole	15,166	35,571
Miranda Curtis	21,152	53,670
John W. Dick	42,155	116,390
Michael T. Fries	1,590,831	4,274,769
Paul A. Gould	30,177	80,623
Richard R. Green	30,238	85,032
David E. Rapley	18,391	49,706
Larry E. Romrell	18,344	45,254
JC Sparkman	30,163	85,817
J. David Wargo	40,679	111,984
Charles H.R. Bracken	454,780	1,154,344
Bryan H. Hall	359,968	955,794
Diederik Karsten	441,361	1,169,094

(5)
Includes 110,148 Liberty Global Class B shares held by two trusts managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children. Mr. Malone has no pecuniary interest in the trusts, but he retains the right to substitute the assets held by the trusts. Mr. Malone has disclaimed beneficial ownership of the shares held in the trusts. Also, includes 8,677,225 Liberty Global Class B shares and 6,757,225 Liberty Global Class C shares held by the Malone Trust.

(6)
Based on the Schedule 13D/A (Amendment No. 7) of Mr. Malone filed with the SEC on February 18, 2014, pursuant to a letter agreement dated as of February 13, 2014, among Michael T. Fries, our CEO and one of our directors, Mr. Malone and the Malone Trust have agreed that, for so long as Mr. Fries is employed as a principal executive officer by us or serving on our board of directors, (a) in the event the Malone Trust or any permitted transferee (as defined in the letter agreement) is not voting the Liberty Global Class B shares owned by the Malone Trust, Mr. Fries will have the right to vote such Liberty Global Class B shares and (b) in the event the Malone Trust or any permitted transferee determines to sell such Liberty Global Class B shares, Mr. Fries (individually or through an entity he controls) will have an exclusive right to negotiate to purchase such shares, and if the parties fail to come to an agreement and the Malone Trust or any permitted transferee subsequently intends to enter into a sale transaction with a third party, Mr. Fries (or an entity controlled by him) will have a right to match the offer made by such third party.

(7)	Includes 32 Liberty Global Class C shares held by Mr. Cole’s minor daughter.

(8)	Includes shares held in the 401(k) Plan as follows:

Owner	Liberty Global Class A	Liberty Global Class C

Michael T. Fries	1,977	13,059
Bryan H. Hall	—	3,043

(9)
Includes 46,200 Liberty Global Class A shares and 283,360 Liberty Global Class C shares held by a trust managed by an independent trustee, of which the beneficiaries are Mr. Fries’ children. Mr. Fries has no pecuniary interest in the trust, but he retains the right to substitute the assets held by the trust. Mr. Fries has disclaimed beneficial ownership of the shares held by the trust.

(10)
Includes 158 Liberty Global Class A shares and 524 Liberty Global Class C shares held in various accounts managed by Mr. Wargo, as to which shares Mr. Wargo has disclaimed beneficial ownership. Also includes 32 Liberty Global Class C shares held by Mr. Wargo’s spouse, as to which Mr. Wargo has disclaimed beneficial ownership.

(11)
Includes 171,166 Liberty Global Class A shares, 110,148 Liberty Global Class B shares and 1,040,321 Liberty Global Class C shares held by relatives of certain directors and executive officers or held pursuant to certain trust arrangements or in managed accounts, as to which shares beneficial ownership has been disclaimed.

(12)
Includes 3,177,642 Liberty Global Class A shares and 8,393,987 Liberty Global Class C shares that are subject to options or SARs, which were exercisable as of, or will be exercisable or vest within 60 days of, April 1, 2018; 1,977 Liberty Global Class A shares and 16,102 Liberty Global Class C shares held by the 401(k) Plan; and 2,632,885 Liberty Global Class A shares and 6,249,495 Liberty Global Class C shares pledged in support of various lines of credit or margin accounts.

Change in Control
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16 forms they file.
Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms furnished to us with respect to our most recent fiscal year, or representations that no Forms 5 were required, we believe that, during the year ended December 31, 2017, our executive officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them.

RESOLUTIONS 1, 2, 3 and 4

1.	To elect Michael T. Fries as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

2.	To elect Paul A. Gould as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

3.	To elect John C. Malone as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.

4.	To elect Larry E. Romrell as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2021.
Our board of directors currently consists of 11 directors, divided among three classes. Directors in each class serve staggered three-year terms. Our Class II directors, whose term will expire at the AGM, are Michael T. Fries, Paul A. Gould, John C. Malone and Larry E. Romrell. These directors are nominated for re-election to our board to continue to serve as Class II directors, and we have been informed that each of them is willing to serve as a director of our company. The term of the Class II directors who are elected at the AGM will expire at the annual general meeting of our shareholders in the year 2021. Our Class III directors, whose term will expire at the annual general meeting of our shareholders in the year 2019, are Andrew J. Cole, Richard R. Green and David E. Rapley. Our Class I directors, whose term will expire at the annual general meeting of our shareholders in the year 2020, are Miranda Curtis, John W. Dick, JC Sparkman and J. David Wargo.
If any nominee should decline re-election or should become unable to serve as a director of our company for any reason before re-election, a substitute nominee may be designated by our board of directors.
We provide below biographical information with respect to the four nominees for election as directors and the seven directors of our company whose term of office will continue after the AGM, including the age of each person, the positions with our company or principal occupation of each person, individual skills and experiences, certain other directorships held and the year each person became a director of our company. The number of our ordinary shares beneficially owned by each director, as of April 1, 2018, is set forth in this proxy statement under the caption Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management. As indicated in the biographies, our board believes the skills and experiences of each of our nominees, as well as our other directors, qualify them to serve as one of our directors.
Vote and Recommendation
We have majority voting for the election of directors. When a quorum is present, the affirmative vote of a simple majority of the votes cast by the holders of our voting shares (voting together as a single class) is required to elect Messrs. Fries, Gould, Malone and Romrell as Class II members of our board of directors, as provided in resolutions 1, 2, 3 and 4, respectively.
Our board of directors recommends a vote “FOR” the election of each nominee to our board of directors.

Nominees for Election of Directors

Name & Positions	Experience

Michael T. Fries
Age: 55
Director since: June 2005
Public Company Directorships:
Lions Gate Entertainment Corp.
    (since November 2015)
Grupo Televisa S.A.B. (since April 2015)
Liberty Latin America Ltd. (Chair since December 2017)
Other Positions:
Cablelabs®
The Cable Center
World Economic Forum--Digital Communications Governor & Steering Committee member

Mr. Fries has over 30 years of experience in the cable and media industry. He is the Chief Executive Officer and President of Liberty Global, a position he has held for over twelve years, and is the Vice Chairman of the Liberty Global board. He was a founding member of the management team that launched Liberty Global’s international expansion over 27 years ago, and he has served in various strategic and operating capacities since that time. As an executive officer of Liberty Global and its predecessor, Mr. Fries has overseen its growth into one of the world’s largest and most innovative cable companies with broadband, entertainment, voice and mobile services in 12 countries. With more than 25,000 employees and $15 billion of revenue, Liberty Global is recognized as a global leader in entertainment, media and broadband.
Mr Fries’ significant executive experience building and managing international distribution and programming business, in-depth knowledge of all aspects of our current global business and responsibility for setting the strategic, financial and operational direction for our company contribute an insider’s perspective to our board’s consideration of the strategic, operational and financial challenges and opportunities of our business, and strengthen our board’s collective qualifications, skills and attributes.

Paul A. Gould
Age: 72
Director since: June 2005
Public Company Directorships:
Ampco-Pittsburgh Corp. (since 2002)
Discovery, Inc.
    (since September 2008)
Liberty Latin America Ltd. (since December 2017)
Other Positions:
O3B Networks Ltd.
   (October 2007 to August 2016)
International Monetary Fund (Advisory Committee)

Mr. Gould has over 40 years of experience in the investment banking industry. He is a managing director of Allen & Company, LLC, a position that he has held for more than the last five years, and is a senior member of Allen & Company’s mergers and acquisitions advisory practice. In that capacity, he has served as a financial advisor to many Fortune 500 companies, principally in the media and entertainment industries. Mr. Gould joined Allen & Company in 1972. In 1975, he established Allen Investment Management, which manages capital for endowments, pension funds and family offices.
Mr. Gould’s extensive background in investment banking and as a public company board member and his particular knowledge and experience as a financial advisor for mergers and acquisitions and in accounting, finance and capital markets contribute to our board’s evaluation of acquisition, divestiture and financing opportunities and strategies and consideration of our capital structure, budgets and business plans, provide insight into other public company board practices and strengthen our board’s collective qualifications, skills and attributes.

Name & Positions	Experience

John C. Malone
Age: 77
Director since: June 2005
Public Company Directorships:
Liberty Media Corporation (Chair since August 2011)
Qurate Retail, Inc. (since 1994; Chair 1994 to March 2018)
Discovery, Inc. (since September 2008)
Liberty Broadband Corporation (Chair since November 2014)
Charter Communications, Inc. (since May 2013)
Lions Gate Entertainment Corp (since March 2015)
Liberty Expedia Holdings, Inc. (Chair since November 2016)
Liberty Latin America Ltd. (since December 2017)
GCI Liberty Inc. (Chair since March 2018)
Expedia Group, Inc. (December 2012 to December 2017)
Liberty Trip Advisor
   Holdings, Inc. (August 2014 to June 2015)
Sirius XM Radio, Inc.
    (April 2009 to May 2013)
Other Positions:
CableLabs®              (Chairman Emeritus)
The Cable Center (honorary board member)

Mr. Malone is an experienced business executive, having served as the chief executive officer of Telecommunications Inc. (TCI) for over 25 years until its acquisition by AT&T Corporation in 1999. During that period, he successfully led TCI as it grew through acquisitions and construction into the largest multiple cable system operator in the U.S., invested in and nurtured the development of unique cable television programming, including the Discovery Channel, QVC and Starz/Encore, expanded through joint ventures into international cable operations in the U.K. (Telewest Communications plc), Japan (Jupiter Telecommunications Co. Ltd. (J:COM)) and other countries, and invested in new technologies, including high speed internet, alternative telephony providers, wireless personal communications services and direct-to-home satellite.
Mr. Malone’s proven business acumen as a long time chief executive of large, complex organizations and his extensive knowledge and experience in the cable television, telecommunications, media and programming industries are a valuable resource to our board in evaluating the challenges and opportunities of our global business and our strategic planning and strengthen our board’s collective qualifications, skills and attributes.

Larry E. Romrell
Age: 78
Director since: June 2005
Public Company Directorships:
Liberty Media Corporation (since September 2011)
Qurate Retail, Inc.
   (since December 2011)
Liberty Trip Advisor
  Holdings, Inc.
 (since August 2014)

Mr. Romrell has over 30 years of experience in the telecommunications industry. He was an executive vice president of TCI from January 1994 to March 1999, when it was acquired by AT&T Corporation, and a senior vice president of TCI from 1991 to 1994. Prior to becoming an executive officer at TCI, Mr. Romrell held various executive positions at WestMarc Communications, Inc. for almost 20 years.
Mr. Romrell’s extensive business background and his particular knowledge and experience in telecommunications technology and board practices of other public companies contribute to our board’s consideration of operational and technological developments and strategies, provide insight into other public company board practices and strengthen our board’s collective qualifications, skills and attributes.

Directors Whose Term Expires in 2019

Name & Positions	Experience

Andrew J. Cole Age: 51 Director since: June 2013 Public Company Directorships: Virgin Media Inc. (July 2008 to June 2013) Other Positions: Arundel Capital (director)
Mr. Cole has served as the chief executive officer of Glow Financial Services Ltd., a private U.K. company, since July 2014. Glow Financial Services is a full service provider of handset and home device financing for wireless carriers and cable companies. Until July 2014, he was the chief executive director of the European division of Asurion Corp., a private entity. He assumed that role in May 2009, after serving as chief marketing officer and senior vice president at Asurion Corp. from April 2007. Asurion Corp. is the world’s largest technology protection company. Mr. Cole has over 20 years of experience working in the telecommunications and media industry with a particular depth of experience in the mobile sector. He has consulted with Verizon, Sprint, AT&T, BT, Warner Music, Disney, Google and with Steve Jobs on the iPhone® in 2005-06 when he was president of CSMG Adventis, a strategic consultancy firm that focused on the telecommunications media and entertainment markets, from October 2005 to April 2007.
Mr. Cole’s extensive background in the telecommunication and media industry and his particular knowledge and experience in the mobile sector as well as his expertise in marketing and strategy contributes to our board’s evaluation of our mobile business and acquisition and divestiture opportunities and strategies and our capital structure and strengthens our board’s collective qualifications, skills and attributes.

Richard R. Green
Age: 80
Director since: December 2008
Public Company Directorships:
Shaw Communications Inc. (since July 2010)
Liberty Broadband Corporation
   (since November 2014) GCI Liberty Inc.
   (since March 2018)
Other Positions:
The Cable Center
  (honorary board member)
Federal Communications Commission’s Technical Advisory Council (member)

For over 20 years, Mr. Green served as president and chief executive officer of Cable Television Laboratories, Inc., a non-profit cable television industry research and development consortium (CableLabs®) before retiring in December 2009. While at CableLabs®, Mr. Green oversaw the development of DOCSIS technology, the establishment of common specifications for digital voice and the deployment of interactive television, among other technologies for the cable industry. Prior to joining CableLabs®, he was a senior vice president at PBS (1984 – 1988), where he was instrumental in establishing PBS as a leader in high definition television and digital audio transmission technology, and served as a director of CBS’s Advanced Television Technology Laboratory (1980 – 1983), where he managed and produced the first high definition television programs in December 1981, among other accomplishments. Mr. Green is the author of over 55 technical papers on a variety of topics. Currently, Mr. Green is a professor and the director of the Center for Technology Innovation at the University of Denver.
Mr. Green’s extensive professional and executive background and his particular knowledge and experience in the complex and rapidly changing field of technology for broadband communications services contribute to our board’s evaluation of technological initiatives and challenges and strengthen our board’s collective qualifications, skills and attributes.

David E. Rapley
Age: 76
Director since: June 2005
Public Company Directorships:
Liberty Media Corporation (since September 2011)
Qurate Retail, Inc.
  (since July 2002)
Other positions:
Merrick & Co.
  (director 2003 to June 2013)

Mr. Rapley has over 30 years of experience as a founder, executive, manager and director of various engineering firms. He founded Rapley Engineering in 1985 and, as its president and chief executive officer, oversaw its development into a full service engineering firm at the time of its sale to VECO Corporation (VECO) in 1998. Following the sale, Mr. Rapley served as executive vice president, Engineering of VECO, an Alaska-based firm providing engineering, design, construction and project management services to the energy, chemical and process industries domestically and internationally, until his retirement in December 2001. From January 2000 to December 2014, Mr Rapley served as president and chief executive officer of Rapley Consulting, Inc. Mr. Rapley has authored technical papers on engineering processes and computer systems.
Mr. Rapley’s significant professional and business background as an engineer, entrepreneur and executive contributes to our board’s consideration of technological initiatives and challenges and strengthens our board’s collective qualifications, skills and attributes.

Directors Whose Term Expires in 2020

Name & Positions	Experience

Miranda Curtis Age: 62 Director since: June 2010 Public Company Directorships: Liberty Latin America Ltd. (since December 2017) Marks & Spencer plc (February 2012 to January 2018)
Ms. Curtis has over 30 years of experience in the international media and telecommunications industry, starting with the international distribution of programming for the BBC before moving to the cable industry. Her most recent positions were as an executive officer of our predecessor LGI and its predecessor where she served as President of Liberty Media International Inc. and subsequently as President of Liberty Global Japan. In these positions, she oversaw cable and programming investments in Europe and Asia. In particular, she was responsible for the negotiation, oversight and management of a joint venture with Sumitomo Corporation that led to the formation of J:COM, the largest multiple cable system operator in Japan, and Jupiter TV Co., Ltd., a leading provider of content services to the Japanese cable and satellite industries, as well as other content ventures in Europe and Asia. In early 2010, Ms. Curtis retired from her officer positions with our company following the sale of substantially all of our investments in Japan.
Ms. Curtis’ significant business and executive background in the media and telecommunication industries and her particular knowledge of, and experience with all aspects of international cable television operations and content distribution contribute to our board’s consideration of operational developments and strategies and strengthen our board’s collective qualifications, skills and attributes.

John W. Dick Age: 80 Director Since: June 2005 Other Positions: O3B Networks Ltd. (Chair October 2007 to August 2016)
Mr. Dick has over 40 years of experience as a founder, director and chairman of public and private companies in a variety of industries, including real estate, automotive, telecommunications, oil exploration and international shipping based in a number of countries and regions, including the U.S., Canada, Europe, Australia, Russia, China and Africa. Mr. Dick was a director and non-executive chairman of the board of Terracom Broadband, a private company that developed and operated a fiber-based internet network and a digital cellular network in Rwanda, and following its purchase by Terracom Broadband, of Rwandatel, the incumbent telephone company in Rwanda, until the sale of these companies in 2007.
Mr. Dick’s extensive business background in a variety of industries and countries and his particular knowledge as an experienced board member of various entities that have evaluated and developed business opportunities in international markets contribute to our board’s consideration of strategic options and strengthen our board’s collective qualifications, skills and attributes.

JC Sparkman Age: 85 Director since: June 2005 Public Company Directorships: Shaw Communications Inc. (since 1994) Universal Electronics Inc. (since 1998)
Mr. Sparkman has over 40 years of experience in the cable television industry, including over 26 years at TCI. At TCI he was responsible for TCI’s cable operations as that company grew through acquisitions, construction of new networks and expansion of existing networks into the largest multiple cable system operator in the U.S. He was executive vice president and chief operating officer of TCI for eight years until his retirement in 1995. In September 1999, he co-founded Broadband Services, Inc., a provider of asset management, logistics, installation and repair services for telecommunications service providers and equipment manufacturers domestically and internationally.
Mr. Sparkman’s significant background as an executive and board member and his particular knowledge of, and experience with, all aspects of cable television operations contribute to our board’s consideration of operational developments and strategies, provide insight into other public company board practices and strengthen our board’s collective qualifications, skills and attributes.

Name & Positions	Experience
J. David Wargo
Age: 64
Director since: June 2005
Public Company Directorships:
Strayer Education, Inc.
    (since March 2001)
Discovery, Inc.
    (since September 2008)
Liberty Trip Advisor
    Holdings, Inc.
    (since August 2014)
   Liberty Broadband
   Corporation
   (since March 2015)
Vobile Group Ltd.
   (since January 2018)

Mr. Wargo has over 35 years of experience in investment research, analysis and management. He is the founder and president of Wargo & Company, Inc., a private company specializing in investing in the communications industry since 1993. Mr. Wargo is a co-founding member of Peters Creek Entertainment LLC from 2010 and is a co-founding member of Asia Vision LLC from 2015. Mr. Wargo is a co-founder and was a member of New Mountain Capital, LLC from 2000 to 2008.
Mr. Wargo’s extensive background in investment analysis and management and as a public company board member and his particular knowledge of, and experience with, finance and capital markets contribute to our board’s consideration of our capital structure and evaluation of investment and financial opportunities and strategies, provide insight into other public company board practices and strengthen our board’s collective qualifications, skills and attributes.

MANAGEMENT OF LIBERTY GLOBAL
Executive Officers
The following lists the executive officers of our company, their ages and a description of their business experience, including positions held with Liberty Global and its predecessors.

Name	Positions

Charles H.R. Bracken, 51
Executive Vice President since January 2012 and Chief Financial Officer since January 2017, having previously been Co-Chief Financial Officer since June 2005. From April 2005 to January 2012, Mr. Bracken served as a Senior Vice President. He also served as the Chief Financial Officer of Liberty Global Europe LLC, and its predecessors from November 1999 to June 2005. Mr. Bracken is a director of our subsidiary Telenet Group Holding NV, a Belgian public limited liability company (Telenet) and a director of Liberty Latin America Ltd. (Liberty Latin America).

Michael T. Fries, 55
Chief Executive Officer, President and Vice Chairman of our board since June 2005. From January 2004 to June 2005, Mr. Fries served as Chief Executive Officer of UnitedGlobal.com Inc. (UGC), one of the companies that formed our predecessor LGI. Mr. Fries served as a director of UGC and its predecessors from November 1999 and as President of UGC and its predecessors from September 1998 until 2013. Mr. Fries has served in an executive capacity at Liberty Global, UGC and its predecessors for nearly 30 years. See also  Resolutions 1, 2, 3 and 4—Nominees for Election of Directors.

Bryan H. Hall, 55
Executive Vice President, General Counsel and Secretary since January 2012. In addition, he is an officer and director of several of our subsidiaries. Prior to joining Liberty Global, Mr. Hall served as general counsel of Virgin Media Inc. (Virgin Media) from June 2004 until January 2011. Before joining Virgin Media, Mr. Hall was a partner in the corporate department of the law firm Fried, Frank, Harris, Shriver & Jacobson LLP in New York, specializing in public and private acquisitions and acquisition financings.

Diederik Karsten, 61
Executive Vice President and Chief Commercial Officer since August 2015. From January 2012 until August 2015, he held the position of Executive Vice President, European Broadband Division. During 2011, Mr. Karsten served as Managing Director, European Broadband Operations. Mr. Karsten served as Managing Director, UPC Nederland BV, a subsidiary of Liberty Global Europe Holding BV and its predecessors, from July 2004 to December 2010, where he was responsible for our broadband operations in the Netherlands. Mr. Karsten is a director of Telenet.

The executive officers named above will serve in these capacities until their respective successors have been duly elected and have been qualified or until their earlier death, resignation, disqualification or removal from office. There are no family relationships between any of our directors and executive officers, by blood, marriage or adoption.
Involvement in Certain Proceedings
During the past 10 years, none of our directors or executive officers were convicted in a criminal proceeding (excluding traffic violations or other minor offenses) or was a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement or were subsequently reversed, suspended or vacated) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, laws respecting financial institutions or insurance companies, or laws prohibiting fraud, or was a party in any proceeding adverse to our company. In addition, during the past 10 years, none of our directors or executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.

EXECUTIVE OFFICERS AND DIRECTORS COMPENSATION
We are an international provider of video, broadband internet, fixed-line telephony and mobile services, serving 22.0 million customers in 12 countries at December 31, 2017. These customers subscribed to 45.8 million services, consisting of 18.5 million video, 14.9 million broadband internet and 12.4 million telephony subscriptions. In addition, we had approximately 6.4 million mobile subscribers at December 31, 2017. Our businesses operate in an environment marked by intense competition, extensive regulation and rapid technological change. We place great importance on our ability to attract, retain, motivate and reward talented executives who, faced with these challenges, can execute our strategy to drive shareholder value through strong organic growth, fixed and mobile product convergence and prudent capital structure management.
In this section, we provide an overview of our compensation process and philosophy, and describe how our executive compensation packages are designed, including greater detail on individual elements of the packages. We also provide detail on the performance of our most recent executive compensation awards and historical context on key decisions and changes that were made with respect to our executives’ compensation packages and other compensation-related matters.

Compensation information is provided for our NEOs – Michael T. Fries, our CEO and also a member of our board of directors; Charles H.R. Bracken, our chief financial officer; and our three other most highly compensated executive officers at the end of 2017: Bryan H. Hall, our general counsel and secretary, Diederik Karsten, our chief commercial officer, and Balan Nair, our chief technology and innovation officer during fiscal 2017. At the end of fiscal 2017, Mr. Nair became the chief executive officer and president of Liberty Latin America and is no longer employed by us. After the information on our NEOs, we also provide information relating to the compensation of our directors (other than Mr. Fries).

We are subject to the disclosure requirements of the SEC in the U.S. and the Companies Act in the U.K. In some respects the disclosure requirements in these jurisdictions overlap or are otherwise similar and in other respects they are different, requiring distinct disclosures. The —Compensation Discussion and Analysis below includes disclosure required by the SEC and in certain respects the Companies Act, and the Directors’ Remuneration Report in Appendix A to this proxy statement includes disclosure required by the Companies Act. The Directors’ Remuneration Report will also form part of the U.K. Report and Accounts and should be read in conjunction with the —Compensation Discussion and Analysis below.

The Directors’ Remuneration Report is in response to U.K. regulations regarding our directors’ compensation disclosure (or directors’ remuneration report). These regulations require, among other things, a binding shareholder vote on our compensation policy for our directors, including our CEO (who is an executive director) Mr. Fries, at least once every three years and an annual advisory vote on our prior year’s compensation paid to our directors. These regulations are in addition to the regulations we are subject to as a NASDAQ listed company with respect to, among other things, submitting our compensation policy for our NEOs to an advisory vote of our shareholders at least once every three years. At our 2017 AGM, our shareholders approved our compensation policy for our directors, the 2016 compensation paid to our directors and our compensation policy for our NEOs as required under the foregoing respective regulations.

Executive Summary
Our compensation program plays a key role in promoting our company’s operating and financial success and provides incentives for our management team to execute our financial and operational goals.
The primary goals of our executive compensation program are to:

•	motivate our executives to maximize their contributions to the success of our company;

•	attract and retain the best leaders for our business; and

•	align executives’ interests to create shareholder value.
On December 29, 2017 (the Distribution Date), we completed the split-off (the Split-off) of our former wholly-owned subsidiary Liberty Latin America. As a result of the Split-off, Liberty Latin America became an independent, publicly traded company. Pursuant to the Split-off, on the Distribution Date, we distributed (the distribution) to holders of our LiLAC ordinary shares, as a dividend, (1) one Class A common share of Liberty Latin America for each LiLAC Class A ordinary share, (2) one Class B common share of Liberty Latin America for each LiLAC Class B ordinary share and (3) one Class C common share of Liberty Latin America for each LiLAC Class C ordinary share, in each case, held by such holder as of the Distribution Date. Immediately following the distribution, all outstanding LiLAC ordinary shares were redesignated as deferred shares (with virtually no economic rights) and were automatically transferred for no consideration to a third-party designee, in each case, in accordance with the Liberty Global articles of association and applicable law. As a result, all of our shareholders ceased to own any LiLAC ordinary shares, but continue to own Liberty Global ordinary shares.
In connection with the Split-off, equity awards based on LiLAC ordinary shares were converted on a one to one basis pursuant to the anti-dilution provisions of the plan under which such awards were granted to awards of Liberty Latin America with the same terms, conditions and share class as Liberty Global equity awards. These conversions were approved by our compensation committee. Equity awards based on Liberty Global ordinary shares granted prior to the Distribution Date remain in effect with no adjustment.
Highlights—Liberty Global operational and financial results in 2017
Our 2017 operating and financial performance included the highlights listed below. For information regarding rebased growth and operating cash flow (OCF) and adjusted free cash flow calculations, including required reconciliations, please see our February 14, 2018 earnings release for the year ended December 31, 2017.

✓	Organic revenue generating unit net additions of 760,000 supported by:

•	New build initiatives

•	Demand for our next generation broadband and video products

✓	Over 1.1 million new premises built across Europe
✓     Rebased revenue growth of 2% to $15.0 billion

•	B2B rebased revenue growth of 12%
✓ Rebased OCF growth of 4.5% to $7.1 billion
✓ Adjusted Free Cash Flow of $1.6 billion
✓ Approximately $3.0 billion share repurchases in 2017

✓	Liquidity of $5.0 billion with over 85% of the maturity dates on our debt due after 2020

•	Fully swapped borrowing cost of 4.2% at year-end 2017 (as compared to 4.7% at year-end 2016)

✓	Significant business transactions, including:
•Successful completion of the split-off of our Latin America business
•Agreement to sell UPC Austria for a premium price
Compensation Structure—Pay for Performance
We believe that our executive compensation program plays a key role in our operating and financial success. We place great importance on our ability to attract, retain and motivate talented executives who can continue to grow our business. Each of our NEOs received equity and annual performance bonus awards in 2017 as part of their total compensation packages. These awards provide a direct link between pay and performance under our executive compensation program. In general, we seek to design compensation packages for individual executives based on the scope of the executive’s responsibilities, the executives’ overall influence and impact on the Company’s financial and operational performance, the executives’ performance history, and a determination of what is competitive compensation in the market for similar roles, if such data is available. We continue to refine our compensation program to strengthen the link between executive and shareholder interests.

Compensation Discussion and Analysis
Overview of Compensation Process
The compensation committee of our board of directors was established for the purposes of assisting our board in discharging its duties with respect to compensation of our executive officers and the administration of our incentive plans. In furtherance of its purposes, our compensation committee is responsible for identifying our primary goals with respect to executive compensation, implementing compensation programs designed to achieve those goals, subject to appropriate safeguards to avoid unnecessary risk taking, and monitoring performance against those goals and associated risks. The chair of our compensation committee reports to our board of directors on annual compensation decisions and on the administration of existing programs and development of new programs. The members of our compensation committee are “independent directors” (as defined under the NASDAQ rules), “non-employee directors” (as defined in Rule 16b-3 of the SEC’s rules under the Exchange Act) and “outside directors” (as defined in Section 162(m) of the U.S. Internal Revenue Code of 1986 and the regulations and interpretations promulgated thereunder (the Code)).
Compensation decisions with respect to our executive officers, including our NEOs, are made by our compensation committee. Our CEO is actively engaged in providing input to the compensation committee on compensation decisions for our other members of senior management in a variety of ways, including recommending annual salary increases, annual performance goals and the level of target and/or maximum performance awards for his executive team and evaluating their performance. With the assistance of our Human Resources and Legal Departments, he is also involved in formulating the terms of proposed performance or incentive award programs for consideration by the compensation committee, evaluating alternatives and recommending revisions. Other senior officers, within the scope of their job responsibilities, participate in gathering and presenting to the compensation committee various legal, tax and accounting analyses relevant to compensation and benefit decisions. Decisions with respect to our CEO’s compensation are made in private sessions of the compensation committee without the presence of management.
In making its compensation decisions, the compensation committee ultimately relies on the general business and industry knowledge and experience of its members and the compensation committee’s own evaluation of company and NEO performance. From time to time, however, the compensation committee may retain a compensation consultant to assist it in evaluating proposed changes in compensation programs or levels of compensation and to provide comparative data. At the 2017 annual general meeting, shareholders representing a majority of our shares entitled to vote and present at such meeting approved, on an advisory basis, the compensation of our NEOs, as disclosed in the proxy statement for such meeting. As a result of that vote, the compensation committee did not implement significant changes in the overall executive compensation program.
In 2017, the compensation committee did not retain any consultants or advisers. Because there were no material changes in the compensation structure for our NEOs in 2017, it did not expressly consider any specific comparator data in connection with its evaluation of the compensation of our NEOs for 2017. The compensation committee does not target compensation levels at any particular percentile of a comparator group.
On April 30, 2014, we entered into a multi-year employment agreement with Mr. Fries to serve as our CEO (the Fries Agreement), the terms of which are described below under —Employment and Other Agreements. We believe that it is in our company’s best interest to have an employment agreement with Mr. Fries to serve as our CEO in order to promote stability in management, secure his services for the long term, implement appropriate restrictive covenants and appropriately compensate him for his outstanding performance and our company’s success under his leadership.
Compensation Philosophy and Goals
The compensation committee has three primary objectives with respect to executive compensation—motivation, retention and long-term value creation for our shareholders.
✓    Motivate our executives to maximize their contributions

•	Establish a mix of financial and operational performance objectives based on our annual budgets and our medium-term outlook to balance short- and long-term goals and risks

•	Establish individual and department performance objectives tailored to each executive’s role and responsibilities in our company to ensure individual and department accountability

•Pay for performance that is in alignment with the established objectives
✓    Attract and retain superior employees

•	Offer compensation that we believe is competitive with the compensation paid to similarly situated employees of companies in our industry and companies with which we compete for talent

•	Include vesting requirements and forfeiture provisions in our multi-year equity awards, including a service period during which earned performance awards are subject to forfeiture
✓    Align executives’ interest with shareholders

•	Emphasize long-term compensation, the actual value of which depends on increasing the share value for our shareholders, as well as meeting financial and individual performance objectives

•
Require our executive officers to achieve and maintain significant levels of share ownership, further linking our executives’ personal net worth to long-term share price appreciation for our shareholders

Our performance-based compensation programs provide for the opportunity to reward the NEOs and other senior management for contributing to annual and long-term financial, operational and share price performance. A high percentage of the NEOs’ total compensation is performance-based, with a significant portion of total compensation delivered in the form of multi-year performance-based equity incentive awards. The following chart shows the percentage of the average of the NEOs’ 2017 target total compensation that is allocable to base salary, target annual performance bonus awards and SARs. Note that while the company customarily makes multi-year performance-based equity incentive awards in the form of performance-based restricted share units (PSUs), in 2017, it did not grant any new PSUs to its NEOs due to the PSU grants for 2016 and 2017 being combined into a single award in 2016 (the 2016 PSUs) and extending the applicable performance period to three years.
2016-2017 Total Direct Compensation Opportunity for NEOs-Average

In approving the level of each compensation element for our executive officers each year, the compensation committee considers a number of factors, including:

•	the responsibilities assumed by the individual executive and the significance of his role to achievement of our financial, strategic and operational objectives;

•	the experience, overall effectiveness and demonstrated leadership ability of the individual executive;

•	the performance expectations set for our company and for the individual executive and the overall assessment by the compensation committee of actual performance;

•	from time to time, comparative pay data for similarly situated employees of companies in our industry and companies with which we compete for talent; and

•	retention risks at specific points in time with respect to individual executives.

Setting Executive Compensation
To achieve these compensation objectives, the compensation packages provided to members of our senior management, including our NEOs, include three main components: base salary, annual performance bonus awards and multi-year equity incentive awards. As stated above, because the 2016 PSUs were a combined award, no new PSU grants were made in 2017 to employees, including our NEOs, who received 2016 PSUs (except for certain employees transitioning to Liberty Latin America). These three main components of compensation, including the 2016 PSUs, were also made available to approximately 1,500 employees across our global operations. In addition, certain members of senior management, including our NEOs, may participate in our Deferred Compensation Plan (as defined below).The relative weighting of the components, the design of the performance and incentive awards and the overall value of the compensation package for individual employees varies based on the employee’s role and responsibilities.
For members of our senior management, including our NEOs, the total value of the compensation package is most heavily weighted to performance and incentive awards because of the significance of each officer’s roles and responsibilities to the overall success of our company. Further, multi-year equity incentive awards are the largest component of executive compensation, serving the goals of retention as well as alignment with shareholders’ interests. The compensation committee’s objective is for a substantial majority of each executive officer’s total direct compensation (that is, base salary plus maximum annual performance bonus award plus target annual equity incentive) to be comprised of the target value of his or her multi-year equity incentive awards.
Elements of Our Compensation Packages
The implementation of our compensation approach—generally and for 2017 specifically—is described below.
Base Salary
General. Base salary represents the least variable element of our executives’ compensation and is provided as an economic consideration for each executive’s level of responsibility, expertise, skills, knowledge, experience and value to the organization. Our CEO’s salary was set in the Fries Agreement at $2,000,000, with any adjustments based on that amount. In 2014, the salaries for our other NEOs were set at $1,000,000, with a budgeted exchange rate on such amount for our non U.S.-based NEOs, and all adjustments are from such amounts. Mr. Bracken’s salary was subsequently adjusted in 2017 as described below. Generally, decisions with respect to increases in base salaries are based on increased responsibilities, company-wide budgets and increases in the cost of living.
2017 Base Salaries. In February 2017, our compensation committee approved a 2.0% increase in the base salaries for each of our NEOs, except for our chief financial officer, resulting in a base salary of $2,090,000 for our CEO, $1,046,000 for Mr. Hall and for Mr. Nair, respectively, each a U.S.-based NEO, and €823,000 for Mr. Karsten, our Netherlands-based NEO. For Mr. Bracken, our compensation committee increased his base salary to £820,000 from £683,000 to reflect his increased responsibilities for the company’s finance function, including commercial finance, accounting and financial reporting, investor relations, procurement and treasury matters. Except for Mr. Bracken, these increases were in-line with the budget authorization of 2.0% given to each department and business unit for aggregate salary increases for our corporate-level employees based in Europe and in the U.S. The 2017 salary increases for our corporate employees, including our NEOs, became effective on April 1, 2017.
2018 Base Salaries. In 2018, our compensation committee accepted our CEO’s recommendation that none of our senior executive officers, including our NEOs, receive an increase in base salary due to management’s decision to concentrate and focus annual salary increases at the lower levels of the company. For 2018, our budget authorized base salary increases for our U.S. and corporate-level European employees of 2.25% in the aggregate. Only positions below managing director or equivalent were eligible to receive a 2018 annual salary increase.
Annual Performance Bonus Awards
General. Annual performance bonus awards granted pursuant to the Liberty Global 2014 Incentive Plan (as amended and restated effective February 24, 2015) (the 2014 Incentive Plan) are one of the variable components of our executive officers’

compensation packages designed to motivate our executives to achieve our annual business goals and reward them for superior performance.
Generally, at its first regular meeting following the end of each fiscal year, the compensation committee reviews with our CEO the financial performance of our company during the prior year, his performance, his evaluation of the performance of each of the other members of senior management (including our NEOs) participating in the prior year’s annual performance program and his recommendations with respect to their bonuses. The compensation committee determines whether our financial performance for the prior fiscal year has satisfied the base performance objective set by the compensation committee, which is a precondition to the payment of any bonus to our NEOs, and determines the percentage of the financial performance metric(s) that has been achieved. It then determines, in a private session, whether our CEO has met his individual performance goals for the year, his resulting annual performance rating (APR) and the amount to be paid to him with respect to his annual bonus. The compensation committee also approves the amount to be paid to the other participants in the program, including our other NEOs, with respect to their annual bonuses. Generally at the same meeting, the compensation committee approves the terms of the annual performance bonus program for the current year, including the individual performance goals for our CEO for the coming year.
In connection with our annual performance bonus program, we would like to encourage increased share ownership among senior management, including our NEOs, in our various countries and corporate operations, aligning incentives among employees and shareholders. As a result, the compensation committee implemented a shareholding incentive program that allows senior management to elect to receive up to 100% of their annual bonus in ordinary shares of Liberty Global in lieu of cash. A participant who elects to receive shares in respect to their annual bonus will also receive restricted share units equal to 12.5% of the gross number of shares earned under the annual bonus. The restricted share units will vest one year after grant date, provided the participant holds all of the shares issued in respect to the respective annual bonus through that period. The number of ordinary shares granted will be based on the closing prices of our Liberty Global Class A and Liberty Global Class C shares on the date the bonus is paid and delivered on a 1:2 ratio between our Liberty Global Class A and Liberty Global Class C shares. The option to receive and hold shares will commence with the 2018 annual performance bonus program, which is described below.

Design of 2017 Annual Bonus Program. In approving the 2017 annual performance bonus program (the 2017 Annual Bonus Program) the compensation committee modified the general design of the 2017 Annual Bonus Program from the previous year awards. As described below, the 2017 Annual Bonus Program had two financial and two operational performance metrics. The compensation committee expanded the metrics for the annual bonuses to ensure that management would be focused on a variety of key performance metrics, including a customer service metric which is in line with our Liberty GO program. See —Equity Incentive Awards—Liberty GO, for a description of this program. The 2017 target achievable performance bonus awards were at $2.5 million for each of our NEOs, other than Mr. Fries. As provided in Mr. Fries’ employment agreement, his target achievable award was $9.5 million.
The key elements of the 2017 Annual Bonus Program were:

•	Each participant’s target achievable performance bonus was based on achievement against four performance metrics, including two equally weighted financial performance metrics:

▪	2017 budgeted revenue on a consolidated basis and, if applicable, operating unit basis (30%);

▪	2017 budgeted OCF on a consolidated basis and, if applicable, operating unit basis (30%);

▪	target average customer relationship net promoter score (rNPS) on a consolidated basis, and if applicable, operating unit basis (20%); and

▪	specified target goals and objectives of each participant’s department (20%).

•
Based on the achievement of these financial and operational performance metrics (except the department performance metric), a payout of up to 150% of the target bonus amount was available for over-performance against budget or target.

•
Each participant’s 2017 individual APR served as a multiplier on the overall bonus payout (0 to 1.5x), which could increase the 2017 annual bonus to up to 210% of the participant’s target bonus (225% if the participant is at the country level).

•	The base performance objective for our NEOs required that either 40% of 2017 consolidated budgeted revenue growth or 40% of 2017 consolidated budgeted OCF growth be achieved.

The same general design was also implemented with similar performance metrics and weightings for the 2017 bonus programs for approximately 1,400 employees in our corporate offices in the U.K., the U.S. and the Netherlands.
For purposes of the 2017 Annual Bonus Program, OCF was defined as revenue less operating costs and administrative expenses (excluding share-based compensation, depreciation and amortization, provisions and provision releases related to significant litigation and impairment, restructuring, and other operating items (which includes gains and losses on the disposition of long-lived assets, direct acquisition and disposal costs and other acquisition-related items)) and is generally consistent with our definition of the term for public disclosure purposes.
Budgeted growth was determined by comparing rebased 2017 results for the applicable metric to the amount budgeted for that metric in the 2017 consolidated and operating unit budgets approved by our board. For consolidated Liberty Global, the 2017 budget provided for revenue of $19.4 billion and OCF of $8.9 billion, subject to adjustments as described below (such as currency exchange, acquisitions and dispositions and unbudgeted events). The payout schedule for each financial metric is based on the percentage achievement against the 2017 budget, as adjusted for events during the performance period such as acquisitions, dispositions, the impact of unforeseen changes in laws and regulations and changes in foreign currency exchange rates and accounting principles or policies that affect comparability. The following tables set forth the performance against budget or target and related payouts approved by the compensation committee.

Financial Performance Metrics	Corresponding % of Achievement of 2017 Budget
Achievement over 2016	Revenue (30%Weighting)	OCF (30%Weighting)	Payout (% of Weighted Portion of Target Bonus Amount) (1)
Over-Performance	≥ 102.5%	≥ 105.0%	150.0%
100.0%	100.0%	100.0%	100.0%
50.0%	97.3%	96.4%	50.0%
< 50.0%	< 97.3%	< 96.4%	—%
_______________

(1)
Percentages shown represent the payout (prior to the APR multiplier) that would result if specified performance levels were achieved for revenue and OCF budget. Payout percentages for percentage achievement of revenue and OCF budgets, which fall in between points specified in the table would be determined by straight-line interpolation.

rNPS Performance Metric	Corresponding % of Achievement of 2017 Target
Achievement of rNPS Target	rNPS Target	rNPS (20% Weighting) (1)	Payout (% of Weighted Portion of Target Bonus Amount) (2)
Over-Performance	+2.5 points above Target	(20.8)	150.0%
Target	Target Zone	(23.3) - (25.8)	100.0%
Minimum Performance	-7.5 points below Target	(30.8)	—%
_______________
(1)    rNPS weighted by revenue (residential and mobile only) where required.

(2)
Percentages shown represent the payout that would result if specified performance levels were achieved for rNPS targets. Payout percentages for percentage achievement of rNPS target, which fall in between points specified in the table would be determined by straight-line interpolation.

Department Performance Metric
The department performance metric is based on goals and objectives submitted in March 2017 by each member of senior management, including our NEOs. These goals and objectives were reviewed and approved by our CEO and the compensation committee. Maximum payout of the department metric is 100% of the weighted portion (20%) and no additional payout for over-performance.

The total payout based on the above performance metrics would represent the sum of the percentages derived by multiplying 30% times each of the respective payout percentages for revenue and OCF, plus the percentage derived by multiplying 20% times the payout percentage for rNPS, plus the department metric percentage, with a maximum payout of 140%. To determine the final payout, the payout based on financial and operational performance is then multiplied by an APR multiplier. The APR multiplier is based on each NEOs individual 2017 APR:
The compensation committee considered the following when it approved this design for the 2017 Annual Bonus Program:

•	using two equally weighted financial metrics (budgeted revenue and OCF), rather than a single metric, would provide incentives to drive revenue growth while controlling operating costs;

•	using the average rNPS score for the year avoids short term fluctuations;

•
adding the department metric promotes engagement, encourages collaboration amongst employees within each department and ensures that each department is focused on its most important goals and objectives for the year;

•	including an over-performance provision would provide continuing incentive for above budget achievement;

•	using the APR as a multiplier promotes engagement of participants and rewards individual performance; and

•
establishing a base performance objective as a gating factor for payment of any award to the NEOs should result in the payment qualifying as performance-based compensation under Section 162(m) of the Code. There could be no assurance that the base objective would be achieved, particularly in light of the increasingly competitive environment in which we operate.

2017 Performance. At its meeting on February 21, 2018, the compensation committee reviewed the actual consolidated revenue and OCF for 2017 based on our audited 2017 financial results and our rNPS score. It also considered whether to exercise its discretion to reduce the amount payable to any of our NEOs. The exercise of the compensation committee’s discretion was in each case based on its assessment of our 2017 financial performance, the performance of the NEO’s department against specific goals and the individual NEO’s performance overall as compared to his 2017 performance goals, taking into account the payout schedules for the performance metrics and individual performance. The compensation committee also determined that the base performance objective of achieving at least 40% of either budgeted OCF growth or revenue growth had been achieved.
The compensation committee first considered the percentage of budgeted revenue and budgeted OCF achieved in 2017. For this purpose, the 2017 budget was adjusted in accordance with the terms of the 2017 Annual Bonus Program and for certain other unbudgeted events that the compensation committee, in its discretion and consistent with past practice, determined distorted performance against the financial performance metrics. These revisions included adjustments (1) to reflect consistent foreign currency exchange translations, (2) to reflect the Split-off, (3) to include the acquisition of SFR Belux and (4) to reflect other adjustments. In the aggregate, these adjustments resulted in net decrease of budgeted revenue to $15.6 billion and budgeted OCF to $7.3 billion. Actual adjusted 2017 revenue was 96.7% of budgeted 2017 revenue and actual adjusted 2017 OCF was 96.9% of budgeted 2017 OCF on a consolidated basis. The rNPS score was within the target zone. In summary, the adjustments made were consistent with the terms of the program and past practice.
The following charts illustrate the compensation committee’s performance and payout calculations. When these results are applied to the relevant payout schedules, the total implied payout resulted in a combined weighted payout of 37.02% of target for performance against revenue, OCF and rNPS performance. The compensation committee accordingly approved payment of 37.02% of each NEO’s target achievable bonus that was based on performance against revenue, OCF and rNPS.
The compensation committee reviewed the achievements of each department against such department’s stated goals and objectives. The department performance goals consisted of numerous qualitative measures tailored to each department’s role within our company. Below is a brief description of the goals and objectives of the departments of which our NEOs are members.

•	Office of CEO: tailored around the individual performance goals of our CEO for 2017, which are described below

•
Finance & Treasury: drive simplification and harmonization of processes, achieve effective deployment and higher returns on capital, leverage global scale and attract and develop a best in class finance team

•	Legal & Regulatory: further develop the company’s relationships with external stakeholders, manage M&A transactions, execute regulatory and corporate affairs legal matters

•	Commercial Operations: increase market share through value propositions for both retail and business, improve cost efficiencies, advertising revenue and central commercial resources

•	Technology & Innovation: deliver on challenging 2017 budget, successful product deliveries and network expansions
In the evaluation of each department’s performance in 2017, the compensation committee considered the various achievements by each department, including how these actions affected the performance of the company’s operations. The compensation committee determined that the departments of each NEO met their overall goals and objectives for 2017 and approved a payout of 100% of the department component of the overall annual bonus.
At its February 21, 2018 meeting, the compensation committee considered each NEO’s performance against individual performance goals. The individual performance goals consisted of numerous qualitative measures, which included strategic, financial, transactional, organizational and/or operational goals tailored to the individual’s role within our company. Over achievement of individual performance goals can increase the amount of the bonus earned.

Our CEO’s performance goals included both financial and operational targets, core transformation projects, functional objectives in each of the core departments and certain people matters, as well as personal development. The financial metrics focused on organic growth targets based on our 2017 budget. In the evaluation of his 2017 performance, the compensation committee considered the various performance objectives that had been assigned to Mr. Fries and our company’s accomplishments as compared to those objectives. In this regard, the compensation committee noted that our company had a number of significant accomplishments in 2017 under the leadership of Mr. Fries, including oversight of our strategic rebalancing with the completion of the Split-off of our Latin American operations and the announced sale of our Austrian business. In addition, various key initiatives under our Liberty GO program were accomplished under his leadership, including expansion of our footprint through our new build program, continued improvement in our video losses, execution of our business customer growth strategy, progress in delivering fixed-mobile convergence across our footprint and generating efficiencies through transformation and procurement savings. The compensation committee also considered Mr. Fries’ responsibilities with respect to overall corporate policy-making and management, in-depth knowledge of our operations and finances, the regulatory and organizational complexities in which we compete, as well as his strong leadership capabilities in delivering key long-term strategic objectives in a challenging global economy and his handling of unanticipated additional responsibilities.

With respect to the individual performance of our other NEOs, the compensation committee reviewed their performance with our CEO, giving deference to our CEO’s evaluation of their performance against their respective 2017 performance goals. The members of the compensation committee also have frequent interaction with each of these executives at meetings of the board of directors and events planned for the directors, which interaction assists in informing their judgment. The individual performance goals for the other NEOs related to their respective functional or operational areas of responsibility. Mr. Bracken’s goals related to financial strategy, procurement savings, finance function and operating cost efficiencies, optimizing company expenditures on property assets and managing the company’s leverage target. Mr. Hall’s goals related to improving the commercial contract process, developing support functions with key operations throughout the company and effective execution of significant transactions. Mr. Karsten’s goals related to delivering key financial and commercial targets, customer care initiatives, compelling propositions for customers, executing strategy on business customers and developing key programming initiatives. Mr. Nair’s goals related to optimizing operational synergies across operations, new build and upgrade targets, improving efficiencies of capital expenditures, delivering on product initiatives in key areas, improving quality of services and expanding key connectivity enhancements. In each case, the compensation committee also considered how these goals were affected by the size and complexity of our company and the goals of the Liberty GO program.
In its evaluation of individual performance, the compensation committee noted strong performance by our NEOs, including our CEO. Each NEO received an individual APR of “strong” or above. Upon the recommendation of our CEO, our compensation committee determined not to increase any NEO’s 2017 annual performance bonus by their individual APRs. The compensation committee approved the payments to our NEOs with respect to their target achievable bonus as set forth in the table below. Percentages in the table represent percentages of the target achievable bonus.

	2017 Annual Performance Bonus
Name	Target Achievable Bonus	% Payout for Financial Performance (Revenue)(30%)	% Payout for Financial Performance (OCF)(30%)	% Payout for rNPS (20%)	% Payout for Department Performance (20%)	Weighted Aggregate % of Target Bonus	APR Multiplier	Approved Bonus (1)

Michael T. Fries	$9,500,000	0.0%	56.7%	100.0%	100.0%	57.02%	1x	$5,417,000

Charles H.R. Bracken	$2,500,000	0.0%	56.7%	100.0%	100.0%	57.02%	1x	$1,425,000

Bryan H. Hall	$2,500,000	0.0%	56.7%	100.0%	100.0%	57.02%	1x	$1,425,000

Diederik Karsten	$2,500,000	0.0%	56.7%	100.0%	100.0%	57.02%	1x	$1,425,000

Balan Nair	$2,500,000	0.0%	56.7%	100.0%	100.0%	57.02%	1x	$1,425,000
______________

(1)	Final payouts of approved bonus awards were subject to further adjustments due to rounding, exchange rates and other factors.
In making the foregoing performance evaluations for the 2017 Annual Bonus Program, the compensation committee also elected to pay our executive officers, including our NEOs, and certain other officers and key employees 50% of their annual performance bonuses for 2017 in ordinary shares of Liberty Global. The number of ordinary shares granted were based on the closing prices of our Liberty Global Class A and Liberty Global Class C shares on March 15, 2018 and delivered on a 1:2 ratio between our Liberty Global Class A and Liberty Global Class C shares. The compensation committee made this election to encourage increased share ownership among senior management across the company.

The amounts paid to our NEOs under the 2017 Annual Bonus Program in shares and cash are reflected in the Summary Compensation Table below under the “Stock Awards” and “Non-Equity Incentive Plan Compensation” columns, respectively.
Decisions for 2018. On February 21, 2018, our compensation committee approved individual performance goals and set the target achievable bonuses for members of our senior management, including the persons we expect to be our NEOs for 2018. They also approved the financial and operational targets for earning the awards. Subsequently on March 15, 2018, our compensation committee approved the department performance goals. In approving these awards, our compensation committee modified the general design of the 2018 annual bonus program from the previous year’s bonuses. Similar to the 2017 annual bonuses, the target 2018 annual bonus program will be split between the achievement of budgeted growth in revenue and OCF, achievement of a target zone for rNPS and achievement against specified department goals and objectives for the fiscal year ending December 31, 2018. Based on the achievement of the financial and operational performance metrics (except the department performance metric) a payout of up to 140% of the target bonus amount is available for over-performance against budget or target. In addition, each participant’s 2018 individual APR will serve as a multiplier on the overall bonus payout (0 to up to 1.5x). Individual APRs for our NEOs will be determined by considering individual performance against personal performance objectives approved by the compensation committee. The maximum APR multiplier could increase the maximum 2018 annual performance bonus to up to 210% of the target bonus amount or with respect to participants at the country participation level up to 225% of the target bonus amount.
The compensation committee also approved a base performance objective that was designed so that the annual bonus for 2018 for Mr. Fries should qualify as performance-based compensation under Section 162(m) of the Code. If the 2018 base performance objective is achieved, Mr. Fries will be eligible to earn his maximum 2018 performance bonus, subject to our compensation committee’s discretion to reduce the amount of the bonus to be paid or to pay no bonus to Mr. Fries. The exercise of our compensation committee’s discretion as to the amount of the 2018 bonus payable will be based on our compensation committee’s assessment of our company’s consolidated financial performance, our rNPS score, achievement against specified department goals and objectives, and Mr. Fries’ individual 2018 APR. The base performance objective relates to growth in consolidated revenue or consolidated OCF relative to budgeted growth. The 2018 target achievable performance bonus is $10.0 million for our CEO pursuant to the terms of the Fries Agreement and $2.5 million for each of the other 2018 NEOs.
The same general design was also implemented, with similar performance metrics and weightings, for the 2018 annual performance bonus program for other officers and senior management throughout the company (corporate and country operations). For senior executives with direct oversight of operating unit(s) and their teams, the target 2018 annual performance bonus will be split between the achievement of budgeted growth in revenue and OCF of the operating unit(s), achievement of rNPS score of the operating unit(s), and achievement of budgeted growth in Liberty Global consolidated revenue and OCF for the fiscal year ending December 31, 2018. Our compensation committee agrees that including consolidated financial performance metrics for all participants, including those with operating unit responsibility, would serve to mitigate potential organizational risks.
Equity Incentive Awards
General. Multi-year equity incentive awards, whether in the form of conventional equity awards or performance-based awards, have historically represented a significant portion of our executives’ compensation. These awards ensure that our executives have a continuing stake in our company’s success, align their interests with our shareholders and also serve the goal of retention through vesting requirements and forfeiture provisions.
Our compensation committee’s approach to equity incentive awards for the senior management team places a significant emphasis on performance-based equity awards. Since 2010, the compensation committee’s approach has been to set a target annual equity value for each executive, of which approximately two-thirds would be delivered in the form of an annual award of PSUs and approximately one-third in the form of an annual award of SARs. In 2016, however, the compensation committee modified our multi-year equity incentive awards by combining the PSU grants for 2016 and 2017 into a single award in 2016 and extending the applicable performance period to three years. A similar approach was applied to equity incentive compensation for approximately 385 other key employees.
In connection with each year’s award of PSUs, including the PSUs granted in 2016, the compensation committee selects one or more performance measures for the ensuing two-year (or three-year in the case of the 2016 PSUs) performance period. For the PSUs awarded to date, the compensation committee has selected as the performance measure growth in consolidated OCF, as adjusted for certain specified events that affect comparability, such as acquisitions, dispositions and changes in foreign currency exchange rates and accounting principles. In choosing OCF growth as the performance measure, the compensation committee’s goal has been to ensure that the management team is focused on maximizing performance against a key financial metric used by our board and management in evaluating our operating performance. Different performance measures may be selected for the awards in subsequent years.
Our compensation committee also sets the performance targets corresponding to the selected performance measure(s), including minimum performance thresholds and setting maximum payouts for over-performance. The level of achievement of the performance target within a range established by the compensation committee determines the percentage of the PSU award earned during the performance period, subject to reduction or forfeiture based on individual performance based on the APR received under our global performance management process. A minimum rating of “developing” or its equivalent is required for any PSU awards granted after 2014 to be earned. Earned PSUs will then vest in two equal installments on April 1 and

October 1 of the year following the end of the performance period. The PSU awards are subject to forfeiture or acceleration in connection with certain termination of employment or change-in-control events. Each year’s award of SARs is made at the same time as awards are made under our annual equity grant program for employees and on terms consistent with our standard form of SAR award agreement, including a four-year vesting schedule.
In adopting this approach to equity incentive compensation, the compensation committee made the following observations:

•	The organizational risks of incentive compensation should be reduced through:

▪	the use of multiple equity vehicles (PSUs and SARs) with different performance, retention, risk and reward profiles;

▪
annual and, in 2016, biannual grants of equity awards that spread the target incentive compensation over multiple and overlapping performance/service periods and provide the flexibility to change performance metrics, weighting and targets from grant to grant; and

▪	the setting of achievable target performance levels, while providing higher payout levels for over-performance.

•
The use of performance-based equity awards, such as PSUs, adds an element of market risk over the performance/service period to better align the interests of management and shareholders, while focusing management on achieving specified performance targets to earn the award;

•	The use of conventional equity awards, such as SARs, provides a retention mechanism and alignment with shareholders by only delivering value if the stock price appreciates; and

•
Providing for forfeiture or reduction of performance-based equity awards based on individual performance ensures that each participant remains accountable for his or her own performance against performance goals tailored to the participant’s role and responsibilities.

Liberty GO. In 2015, we launched our “Liberty GO” program, which is a comprehensive plan to drive top-line growth while maintaining tight cost controls. The Liberty GO program seeks to capitalize on revenue opportunities associated with our large and growing customer base, our network expansion, mobile operations and business services goals, together with the realization of greater efficiencies by leveraging our scale more effectively. Underpinning this program is a commitment to customer centricity, which we believe is key to succeeding in an ever more demanding consumer market. This program will continue through 2018.
2017 Equity Incentive Awards. As described above, our equity incentive awards have generally consisted of annual grants of two different types of equity awards: SARs representing approximately one-third of the total annual target equity value per participant and PSUs representing approximately two-thirds of the total annual target equity value. The annual grants of PSUs then had overlapping two-year performance periods. In February 2016, however, our compensation committee determined that for the 2016 PSUs, it would be in the best interest of the company to modify this incentive award component to better align these incentives over a longer term, promote achievement of the goals of the Liberty GO program and retain key leadership.
Because our 2016 PSUs combined the PSU grants for two years, the compensation committee made no PSU grants in 2017 for participants who received 2016 PSUs, including to our NEOs (except for certain employees transitioning to Liberty Latin America). The compensation committee approved in February 2017 a one-time cash bonus of $1.0 million and a grant of SARs based on 500,000 ordinary shares consisting of one-third Liberty Global Class A SARs and two-thirds Liberty Global Class C SARs to each of Mr. Bracken and Mr. Nair. In considering these awards, our compensation committee noted the continuing growth of the company, leveraging its scale across multiple markets and, as a result, the substantially increased roles and responsibilities of Mr. Bracken and Mr. Nair. The SARs will vest in three equal annual installments commencing March 1, 2018, and have a seven year term. These SARs are in addition to our annual SARs grant under our incentive awards program described above.
Also in 2017, the compensation committee approved the grant of SARs to our senior management, including our NEOs. These SAR grants represented the remaining one-third of the total annual target equity value per participant as set in 2016 when the 2016 PSUs were granted. The SAR awards vest over four years and have a seven year term.
The table below sets forth the target annual equity incentive award values for our NEOs approved by our compensation committee in 2017 and the grants of SARs made to them in May 2017.

		One-third of 2017 Target Annual Equity Value in the Form of:
Name	Annual Target Equity Value (1)	Liberty Global Class A SARs Grants (#)	LiLAC Class A SARs Grants (#) (2)	Liberty Global Class C SARs Grants (#)	LiLAC Class C SARs Grants (#) (2)

Michael T. Fries	$20,000,000	227,832	28,480	455,664	56,960

Charles H.R. Bracken	$5,000,000	56,958	7,120	113,916	14,240

Bryan H. Hall	$4,000,000	45,566	5,696	91,132	11,392

Diederik Karsten	$5,000,000	56,958	7,120	113,916	14,240

Balan Nair	$5,000,000	56,958	7,120	113,916	14,240
____________

(1)
The 2017 target annual equity values for each of our NEOs remained unchanged from 2015 and 2016 (other than Mr. Fries) as part of the equity incentive award component of our executive officers’ compensation packages. As provided in Mr. Fries’ employment agreement, his target annual equity value is increased by $2.5 million each year.

(2)	In connection with the Split-off, these SAR awards have been converted to like awards with Liberty Latin America.

The SAR awards of our NEOs are reflected in the Summary Compensation Table below under “Option Awards” column.

Decisions for 2018. In March 2018, the compensation committee approved the grant of 2018 PSUs to the persons we expect to be our 2018 NEOs for two-thirds of their respective target annual equity values. In accordance with his employment agreement, the 2018 target annual equity value for our CEO is $22,500,000. For the other persons we expect to be our NEOs for 2018, the target annual equity value is $6,000,000 for our chief financial officer, $5,000,000 for our chief commercial officer and $4,000,000 for our other NEOs. The 2018 PSUs will be divided with one-third as Liberty Global Class A PSUs and two-thirds as Liberty Global Class C PSUs. As the performance measure, the compensation committee again selected growth in consolidated OCF, as adjusted for events such as acquisitions, dispositions and changes in foreign currency exchange rates and accounting principles or policies that affect comparability. The target OCF CAGR selected by the committee was based upon a comparison of our 2017 actual results to those reflected in our long-range plan for 2019. The target OCF CAGR is subject to upward or downward adjustment for certain events in accordance with the terms of the grant agreement. The design of the 2018 PSU awards is based on the design of the annual PSU awards program described above.
With respect to our CEO only, the compensation committee also established a minimum OCF CAGR base performance objective, which must be satisfied in order for him to be eligible to earn any of his 2018 PSUs. Under the base performance objective, the OCF CAGR must be no less than 40% of the target OCF CAGR. If the base performance objective is achieved, our CEO will be eligible to earn between 50% and 150% of his 2018 PSUs, subject to alignment with our company’s and the individual’s performance. The base performance objective was designed so that the awards should qualify as performance-based compensation under Section 162(m) of the Code. For additional information regarding these tax considerations, see —Tax and Accounting Considerations below. For details regarding the target annual equity values for Mr. Fries in connection with the grant of annual equity awards under our incentive plans, please see the description of Mr. Fries’ employment agreement under —Employment and Other Agreements.
Share Ownership Policy
Our compensation committee has established an Executive Share Ownership Policy, as amended and restated, for our executive officers and senior officers. The purpose of the Executive Share Ownership Policy is to ensure that our officers have a significant stake in our long-term success and are aligned with our shareholders. As a result, the compensation committee established guidelines for ownership of our ordinary shares based on an individual’s level in our company and expressed as a multiple of base salary as follows:

Position	Guideline

Chief Executive Officer	5 times base salary
Executive Vice Presidents, including our Chief Financial Officer	4 times base salary
All other members of the Executive Leadership Team	3 times base salary

Executive and senior officers, who were subject to the policy at the time of adoption, were expected to be in compliance with the ownership guidelines within two years of the policy’s effective date. New executive and senior officers must be in compliance within four years of the date they become subject to the policy. In calculating the value of ordinary shares owned by an executive and a senior officer, the policy includes the value of ordinary shares owned jointly with and separately by the officer’s spouse and minor children, 50% of the value of vested ordinary shares held in the officer’s account in the 401(k) Plan, and 50% of the in-the-money value of vested options and SARs. As of April 1, 2018, the value of the ordinary shares owned by our CEO, as calculated in accordance with the policy, significantly exceeded five times his base salary. In addition, at such date, our other NEOs were in compliance with the terms of the policy.
Deferred Compensation Plan
Under the Liberty Global Deferred Compensation Plan (the Deferred Compensation Plan), our executive and other officers who are U.S. taxpayers and who are designated as participants from time to time by our compensation committee may elect to defer payment of certain of their compensation as described under —Deferred Compensation Plan below. We do not have a pension or other defined benefit-type plan to offer our executive and senior officers. For these executive officers and employees who are based in the U.S., LGI contributes to its defined contribution 401(k) Plan, but such contributions are capped by U.S. law. Accordingly, the Deferred Compensation Plan was adopted by the compensation committee to provide a tax-efficient method for participants who are U.S. taxpayers to accumulate value, thus enhancing our ability to attract and retain senior management. With respect to the tax ramifications to us of the Deferred Compensation Plan, the compensation committee noted in adopting the plan that the corporate tax deduction on the deferred compensation may not be taken until payments to participants are made, but that we will have use of the cash in the interim. Although our compensation committee deemed the Deferred Compensation Plan to be an important benefit to participants, it is not included in any quantitative valuation with the three main components of our compensation packages, because participation in the plan, and to what extent, is at each participant’s discretion.
Other Benefits
We do not offer perquisites and other personal benefits on a general basis to our executive officers. The personal benefits we have provided are limited in scope and fall into the following principal categories:

•	limited personal use of our corporate aircraft;

•	an annual auto allowance or use of a company auto for our executive officers working in Europe;

•	an executive health plan; and

•	charitable giving by Liberty Global.
Under our aircraft policy, our CEO, other executive officers and certain senior officers, with our CEO’s approval, may use our corporate aircraft for personal travel, subject to reimbursing us for the incremental costs incurred, plus applicable taxes. Pursuant to his employment agreement, the annual flight hours for Mr. Fries’ personal use of our aircraft is 120 hours per year without cost reimbursement. As approved by the compensation committee, beginning in 2017, the annual flight hours for Mr. Bracken’s personal use of our aircraft is 25 hours per year without cost reimbursement. Also under our aircraft policy, our CEO and, with his approval, our other executive officers and certain senior officers may have family members or other personal guests accompany them on our corporate aircraft while traveling on business without reimbursing us for the incremental cost attributable to the personal guest.
The taxable income of an officer will include imputed income equal to the value of the personal use of our aircraft by him and by his personal guests determined using: (a) a method based on the Standard Industry Fare Level (SIFL) rates, as published by the U.S. Internal Revenue Service (IRS) (in the case of U.S. taxpayers); (b) as agreed with the U.K. tax authority periodically, a cost base valuation for personal use and the marginal cost for guests (in the case of U.K. taxpayers); or (c) the cost of the flight for personal use and based on the cost of a commercial ticket for guests (in the case of Netherlands taxpayers). Income is imputed only to the extent that the value derived by such applicable method exceeds the amount the officer pays us for such personal use.
The methods we use to determine our incremental cost attributable to personal use of our corporate aircraft are described in the notes to the Summary Compensation Table below. Because our aircraft are used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, purchase costs of aircraft, and costs of maintenance and upkeep.

For our management-level employees in the U.K., the Netherlands and certain other European countries, including two of our NEOs who work in these locations, we provide an annual auto allowance, with variations in the cost of providing this benefit based on the employee’s position and location. Annual auto allowances for employees are a standard benefit in Europe.
We also provide an executive health plan for our executive and senior officers to proactively manage and improve their health. The benefits of this program include a complete medical history review, annual physical examinations, comprehensive laboratory testing, diagnostic testing and consultations with specialists.
Our NEOs also participate in various benefit plans offered to all salaried employees in the applicable country of employment. Our CEO generally reviews and directs the charitable giving by our company. In addition, we have a company match program pursuant to which employees, including our NEOs, may request their charitable contributions be matched. In this program, we limit the matched contributions to $5,000 per match.
Tax and Accounting Considerations
In making its compensation decisions, our compensation committee has considered the prior limitations on deductibility of executive compensation under Section 162(m) of the Code, which generally prohibited the deduction of compensation in excess of $1.0 million paid to certain executives, subject to certain exceptions. One exception was for performance-based compensation, including equity incentive awards, granted under shareholder-approved plans, such as the 2014 Incentive Plan. As a result of the Tax Cuts and Jobs Act signed into law on December 22, 2017, the deductibility of executive compensation is still limited under Section 162(m) to $1.0 million for tax years starting on or after January 1, 2018, although the exception for performance-based compensation is no longer available, except for certain grandfathered arrangements effective on November 2, 2017. Notwithstanding, to the extent possible under the current provisions of Section 162(m) of the Code applicable to grandfathered arrangements, our compensation committee will generally seek to administer the principal elements of our compensation program, such as annual performance bonus awards, SAR grants and the terms of our PSU awards, to qualify for deductibility. It has not, however, adopted a policy requiring all compensation to be deductible, in order to maintain flexibility in making compensation decisions. Our compensation committee also endeavors to ensure that any compensation that could be characterized as non-qualified deferred compensation complies with Section 409A of the Code.
Our compensation committee also takes into account from time to time, as appropriate, the accounting treatment of compensation elements in determining types and levels of compensation, including method of payment, for our executive officers.
Recoupment Policy
The terms of our PSU awards and our annual performance bonus awards for executive officers provide that if our consolidated financial statements for any of the years relevant to the determination of whether the applicable performance metrics have been met are required to be restated at any time as a result of an error (whether or not involving fraud or misconduct) and our compensation committee determines that if the financial results had been properly reported the portion of the awards that would have been earned by participants would have been lower than the awards actually earned by them, then each participant will be required to refund and/or forfeit the excess amount of his or her earned award.
Post-Employment Benefits and Change in Control
We have not adopted a severance policy covering our NEOs or other executive officers. Certain of our NEOs (including our CEO) are entitled to post-employment benefits under their employment agreements. See —Employment and Other Agreements below. Otherwise, they are entitled to the same benefit of accelerated vesting of all or part of conventional equity awards made under the Liberty Global 2005 Incentive Plan (as amended and restated effective June 7, 2013) (the 2005 Incentive Plan) and the 2014 Incentive Plan on certain termination-of-employment events as other holders of such awards. Similarly, the 2005 Incentive Plan and the 2014 Incentive Plan provide the same treatment to all holders of conventional equity awards granted under these plans upon the occurrence of certain change-in-control events. Accordingly, the existence of these potential post-employment and change-in-control benefits has not influenced our compensation committee’s decisions with respect to executive compensation.
In designing the terms for the PSU awards, our compensation committee determined that only a limited set of events would warrant automatic acceleration of awards thereunder. The terms of the PSU awards do not guarantee that any portion of an award will be deemed earned upon termination of employment, except as a result of death, nor that vesting of earned awards will be accelerated upon termination of employment, except as a result of death or disability. Awards will only be accelerated upon specified change-in-control events if the awards are not continued on the same terms and conditions or, in the case of certain corporate reorganization transactions, effective provision has not been made for the assumption or continuation of the awards on equivalent terms. For details regarding the acceleration of our CEO’s awards in connection with a change-in-control event please see the description of the Fries Agreement under —Employment and Other Agreements.
The compensation committee believed these limited acceleration events related to a change in control provide appropriate protection to participants and would serve to maintain morale and aid retention during the disruptive circumstances of a change in control. The compensation committee reserved discretion to approve the accelerated vesting of an individual’s award or an amendment to an individual’s award agreements when appropriate under the circumstances.
For additional information on post-employment benefits and change-in-control provisions, see —Potential Payments upon Termination or Change in Control below.
Timing of Equity Awards
In 2006, our compensation committee adopted a policy that the consideration and approval of proposed annual grants of conventional equity awards to employees, including our NEOs, would occur at the compensation committee meeting held in conjunction with our board’s regularly scheduled second quarter meeting each year. Typically this meeting occurs at the end of April or the beginning of May. This policy may be changed from time to time at the discretion of our compensation committee. The exercise price or base price of option and SAR grants approved at this meeting is set at the respective closing prices of our Liberty Global Class A shares and Liberty Global Class C shares on the grant date, which is the date of the meeting or, if later, May 1 of the same year. Grants of equity awards to eligible employees would otherwise only be made in connection with significant events, such as hiring or promotion. At this time, our compensation committee intends to follow this same timing for granting equity awards.
For purposes of determining the number of Liberty Global Class A and Liberty Global Class C PSUs and SARs to be granted each year for the target annual equity values of our executive officers and other key employees, our compensation committee adopted a policy of using the average of the closing prices of such shares for a trading period ending on the second trading day preceding the date of the committee meeting to approve the grants. Typically, our compensation committee has granted PSUs during the first quarter of each year, except in 2017 where no PSUs were granted (except to certain employees transitioning to Liberty Latin America).
Policies Regarding Hedging
Our Insider Trading Policy requires each of our directors and executive officers to pre-clear all proposed transactions in our company’s securities, including hedging or monetization transactions, with the Legal Department or our company’s outside counsel. The policy prohibits short sales of our company’s securities by any director or employee. We do not have a policy that specifically prohibits our directors or executive officers from hedging the economic risk of share ownership.
Compensation Committee Report
The compensation committee has reviewed the Compensation Discussion and Analysis above and discussed it with management. Based on such review and discussions, the compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.
Submitted by the Members of the
Compensation Committee:
Andrew J. Cole
Larry E. Romrell
JC Sparkman (chairman)

Summary Compensation
The following table sets forth information concerning the compensation of our named executive officers for fiscal years 2017, 2016 and 2015. As discussed in the footnotes and in the —Narrative to Summary Compensation and Grants of Plan-Based Awards Tables below, the values presented in the tables do not always reflect the actual compensation received by our NEOs during the relevant fiscal year. Amounts paid in British pounds sterling or euros, as the case may be, have been converted into U.S. dollars based on the average exchange rate for the applicable year.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compen-sation ($)(3)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compen-sation ($)(5)	Total ($)

Michael T. Fries	2017	2,080,750		—	1,581,319	8,456,513	3,835,396		127,857	1,019,824	17,101,659
Chief Executive Officer & President	2016	2,050,000		—	24,025,898	7,383,811	5,550,000		113,402	962,272	40,085,383
	2015	2,115,000	(6)	—	10,050,959	7,294,690	6,991,000		345,623	903,903	27,701,175

Charles H.R. Bracken	2017	1,018,250	(7)	—	377,693	6,556,431	1,047,758		—	160,775	9,160,907
Executive Vice President & Chief Financial Officer	2016	922,062	(7)	—	6,406,994	1,746,336	1,612,000		—	116,720	10,804,112
	2015	1,037,303	(7)	—	3,350,352	1,796,864	2,056,000		—	130,468	8,370,987

Bryan H. Hall (8)	2017	1,040,750	(9)	—	399,176	1,691,289	1,026,275	(10)	200,371	19,137	4,376,998
Executive Vice President, General Counsel & Secretary

Diederik Karsten	2017	924,434	(11)	—	342,372	1,777,598	1,083,079		—	40,265	4,167,748
Executive Vice President & Chief Commercial Officer	2016	893,214	(11)	—	6,406,994	1,746,336	1,612,000		—	38,115	10,696,659
	2015	889,402	(11)	—	3,350,352	1,796,864	2,056,000		—	57,485	8,150,103

Balan Nair	2017	1,040,750	(12)	—	471,173	7,731,997	954,278	(10)	274,177	35,209	10,507,584
Executive Vice President & Chief Technology and Innovation Officer	2016	1,025,000	(13)	—	6,406,994	2,109,570	1,612,000	(14)	198,029	34,041	11,385,634
	2015	1,057,500		—	3,350,352	2,431,692	2,056,000	(15)	151,837	35,037	9,082,418
_______________
(1) The 2017 dollar amounts shown in the “Stock Awards” column reflect the grant date fair value of the Liberty Global Class A and Liberty Global Class C shares issued to each NEO on March 15, 2018, for the equity portion of their annual performance bonus awards earned by the NEOs under the 2014 Incentive Plan during 2017. The shares were issued in March 2018. For 2016 and 2015, the dollar amounts reflect the grant date fair value of each NEO’s Target PSUs granted in those years.
(2) The 2017 dollar amounts shown in the “Option Awards” column reflect the grant date fair value of SAR awards granted to our NEOs in 2017 determined in accordance with FASB ASC 718. The dollar amounts for the SAR awards granted May 1, 2017, reflect the impact of estimated forfeitures and assume a risk-free interest rate of 2.16%, a volatility rate ranging from 26.6% to 35.21% and an expected term of 6.4 years with respect to Messrs. Fries, Hall and Nair and a risk-free interest rate of 1.95%, a volatility rate ranging from 25.90% to 35.41% and an expected term of 4.9 years with respect to Messrs. Bracken and Karsten. The dollar amounts for the SAR awards granted February 21, 2017, reflect the impact of estimated forfeitures and assume a risk-free interest rate of 1.89%, a volatility rate ranging from 27.8% to 29.6% and an expected term of 4.2 years with respect to Mr. Bracken and a risk-free interest rate of 2.15%, a volatility rate ranging from 27.9% to 29.5% and an expected term of 5.5 years with respect to Mr. Nair. The differences in the grant date fair value of their SARs are attributable to the different number of SAR awards granted to each NEO as well as the different valuation assumptions described above, which were applied based on their respective home countries.The February 21, 2017 SAR awards vest annually in three equal installments commencing March 15, 2018. The May 1, 2017 SAR awards vest 12.5% on November 1, 2017 and thereafter in 14 equal quarterly installments commencing February 1, 2018. All SAR awards have a seven year term.

(3)
The dollar amounts in the “Non-Equity Incentive Plan Compensation” column reflect the cash portion of their annual performance bonus awards earned by the NEOs under the 2014 Incentive Plan during the years indicated. For 2017, the compensation committee determined the final award amounts at its February 21, 2018 meeting. The awards were paid out in March 2018. The company split the award between shares and cash after deductions for applicable withholdings, which are included in the cash amount in the above table.

(4) The dollar amounts shown in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect the above-market value of accrued interest on compensation previously deferred by the applicable NEO under our Deferred Compensation Plan. The above-market value of accrued interest is that portion of the accrued interest equal to the amount that exceeds 120% of the applicable federal long-term rate (with compounding) at the time the interest rate under the Deferred Compensation Plan was set.
(5) The following table provides additional information about the 2017 amounts that appear in the “All Other Compensation” column in the Summary Compensation Table above:

Name	401(k) Plan (a)	U.K. Defined Contribution Plan (b)	NL Defined Contribution Plan (c)	Auto Allowance	Miscellaneous (d)	Total

Michael T. Fries	$—	$—	$—	$—	$1,019,824	$1,019,824
Charles H.R. Bracken	$—	$90,576	$—	$18,664	$51,535	$160,775
Bryan H. Hall	$18,000	$—	$—	$—	$1,137	$19,137
Diederik Karsten	$—	$—	$21,414	$17,682	$1,169	$40,265
Balan Nair	$18,000	$—	$—	$—	$17,209	$35,209
_______________

(a)
Represents matching employer contributions made under the 401(k) Plan. Under the 401(k) Plan, participants may make contributions annually, subject to U.S. federal limits, and LGI makes a matching contribution equal to 100% of the participant’s contribution up to the lesser of the federal limit on contributions or 10% of their cash compensation (excluding awards under Liberty Global’s incentive plans). Voluntary catch-up contributions permitted under U.S. federal law for persons age 50 or older, however, are not matched. Messrs. Fries, Hall and Nair are fully vested in their respective 401(k) Plan accounts.

(b)
Represents defined contribution retirement benefit costs, part of which are paid as employer contributions into the Liberty Global Group Pension Plan in the U.K. and part of which are paid in the form of a taxable cash allowance. Liberty Global Europe Ltd. sponsors a defined contribution retirement plan under which it provides matching contributions on a 1 to 1 basis up to 10% of base salary. Mr. Bracken has elected to contribute 10% of his base salary and is therefore entitled to receive a matching company contribution equal to 10% of his base salary. However, the annual amount of contributions which can be paid into a retirement plan on a tax efficient basis in the U.K. is limited to £10,000 ($12,875) per annum for employee and company contributions combined for Mr. Bracken. On that basis, Liberty Global allows him and other employees similarly impacted, to contribute £5,000 ($6,437) to the pension plan which is then matched by a £5,000 ($6,437) company contribution. The difference between the 10% of his base salary which would have otherwise been paid into the pension plan as employer contribution, and the £5,000 ($6,437) company contribution remitted to the pension plan, is paid to Mr. Bracken as a taxable cash allowance. Participating U.K. employees, including Mr. Bracken, are fully vested in the employer contributions to their respective pension plans.

(c)
Represents defined contribution retirement benefit costs, part of which are paid as employer contributions into the Dutch Liberty Global Pension Plan in the Netherlands and part of which are paid in the form of a taxable cash allowance. Liberty Global B.V. (LG BV), retains an insurance company to execute the Dutch Liberty Global Pension Plan which is a defined contribution retirement plan. This plan also includes a survivor’s pension and insurance covering a waiver of premium payment into the plan in the case of disability. The employer makes a contribution to each participant’s pension plan equal to a percentage of the participant’s pensionable salary (annual base salary minus an offset), which varies according to the participant’s age. The employer also pays the cost of the insurance provided through the pension plan. In 2017, the Netherlands regulatory agency increased the cap on salary to €103,317 ($116,716). For Mr. Karsten, the employer contribution in 2017 is 23.6% of his annual base salary up to this cap and minus the aforementioned offset. Any employer contributions on his annual base salary in excess of this cap are paid as a taxable pension allowance. In 2017, participants are required to make a contribution of 2% of their pensionable base salary to their individual pension plans. Participating Netherlands employees, including Mr. Karsten, are fully vested in the employer contributions to their respective pension plans.

(d)	Amounts reflect the following:

•	Premiums for term life insurance for Messrs. Fries ($1,137), Hall ($1,137) and Nair ($1,512) under our group term life insurance benefit plan for U.S. employees.

•	Premiums for term life insurance for Mr. Bracken ($3,330) under Liberty Global Europe Ltd.’s group life assurance policy for U.K. employees.

•	Payments made on behalf of Mr. Fries, Mr. Karsten and Mr. Nair under our executive health plan.

•
Our aggregate incremental cost attributable to personal use of our aircraft or having a personal guest on a business flight by each of the following NEOs is: Mr. Fries ($350,263) , Mr Bracken ($48,205) and immaterial amounts for Mr. Nair. Aggregate incremental cost for personal use of our aircraft is determined on a per flight basis and includes fuel, oil, lubricants, hourly costs of aircraft maintenance for the applicable number of flight hours, in-flight food and beverage services, trip-related hangar and tie down costs, landing and parking fees, travel expenses for crew and other variable costs specifically incurred. Aggregate incremental cost for a personal guest is determined based on our average direct variable costs per passenger for fuel and in-flight food and beverage services, plus, when applicable, customs and immigration fees specifically incurred.

•	The cost for ground transportation, food and tours for Mr. Fries’ spouse while in Germany for the July 2017 board meeting.

•	The cost of gifts from us to Mr. Fries valued at $825, plus the related tax gross up ($124).

•
Contributions to several charitable and non-profit organizations made by Liberty Global at the request of Mr. Fries. Such contributions aggregated $665,000 and are not included in Mr. Fries’ Liberty Global income for tax purposes. Of the organizations that received such contributions, Mr. Fries is a member of the board of two of the organizations and on the advisory boards or a trustee of four other organizations to which Liberty Global contributed. The contributions to these organizations were $390,000 in the aggregate.

•
Liberty Global matched $13,513 in charitable contributions by Mr. Nair through its company match program, which is open to all employees. Such contributions are not included in Mr. Nair’s Liberty Global income for tax purposes.

•	During 2017, Messrs. Fries, Hall and Nair each used sporting and concert event tickets that resulted in no incremental cost to us.

•	During 2017, Mr. Bracken used sporting and concert tickets made available generally to all employees of our U.K. offices on a first come, first served basis for which we do not attribute compensation.

(6)
Amount includes $1,797,750 of Mr. Fries’ 2015 salary, the payments of which Mr. Fries elected to defer pursuant to our Deferred Compensation Plan. Such deferred amount accrues interest at the rate of 9% per annum compounded daily until paid in full. The amount deferred, plus accrued interest, will be paid upon the earlier of December 31, 2019, Mr. Fries’ separation of service or a change in control of Liberty Global.

(7)
For the years indicated, Mr. Bracken received all or a portion of his salary, perquisites and employee benefits in British pounds, which have been converted for this presentation to U.S. dollars based upon the average exchange rate in effect during each respective year (0.7767 for 2017, 0.7407 for 2016 and 0.6545 for 2015).

(8)	Compensation information has been included for 2017 only because Mr. Hall was not a named executive officer in 2016 or 2015.

(9)
Amount includes $780,563 of Mr. Hall’s 2017 salary, the payments of which Mr. Hall elected to defer pursuant to our Deferred Compensation Plan. Such deferred amounts accrue interest at the rate of 8.5% per annum compounded daily until paid in full. The amounts deferred in 2017 plus accrued interest, will be paid in two equal installments on January 1, 2019 and January 1, 2020, respectively or in each case, if earlier, his separation of service or a change in control of Liberty Global.

(10)
The 2017 annual performance bonus award amount includes $570,180 for Mr. Hall and $712,726 for Mr. Nair, deferred at their respective elections pursuant to our Deferred Compensation Plan at the time such award was paid in 2018. Such deferred amount, plus accrued interest at the rate of 8.5% per annum, compounds daily until paid in full. With respect to Mr. Hall, the amount deferred, plus accrued interest, will be paid in two installments on January 1, 2019 and March 1, 2021, respectively, or in each case, if earlier, his separation of service or a change in control of Liberty Global. With respect to Mr. Nair, the amount deferred, plus accrued interest, will be paid on the earlier of January 1, 2019, his separation of service from Liberty Latin America (a former subsidiary of Liberty Global), or a change in control of Liberty Global.

(11)
For the years indicated, Mr. Karsten received all or a portion of his salary, perquisites and employee benefits in euros, which have been converted for this presentation to U.S. dollars based upon the average exchange rate in effect during each respective year (0.8852 for 2017, 0.9035 for 2016 and 0.9009 for 2015).

(12)
Amounts includes $104,075 of Mr. Nair’s 2017 salary, the payments of which Mr. Nair elected to defer pursuant to our Deferred Compensation Plan. Such deferred amount accrues interest at the rate of 8.5% per annum compounded daily until paid in full. The amount deferred, plus accrued interest, will be paid upon the earlier of January 14, 2022, Mr. Nair’s separation of service from Liberty Latin America, or a change in control of Liberty Global.

(13)
Amount includes $102,500 of Mr. Nair’s 2016 salary. The payments of which Mr. Nair elected to defer pursuant to our Deferred Compensation Plan. Such deferred amount accrues interest at the rate of 9% per annum compounded daily until paid in full. The amount deferred, plus accrued interest, will be paid upon the earlier of January 1, 2021, Mr. Nair’s separation of service from Liberty Latin America, or a change in control of Liberty Global.

(14)
The 2016 annual cash performance bonus award amount includes $806,000 for Mr. Nair, deferred at his election pursuant to our Deferred Compensation Plan at the time of such award was paid in 2017. Such deferred amount, plus accrued interest at the rate of 8.5% per annum, compounds daily until paid in full. The amount deferred, plus accrued interest, will be paid on the earlier of January 21, 2021, his separation of service from Liberty Latin America, or a change in control of Liberty Global.

(15)
The 2015 annual performance bonus award amount includes $1,028,000 for Mr. Nair, deferred at his election pursuant to our Deferred Compensation Plan at the time such award was paid in 2016. Such deferred amount, plus accrued interest at the rate of 9% per annum, compounds daily until paid in full. The amount deferred, plus accrued interest, will be paid on the earlier of October 19, 2021, his separation of service from Liberty Latin America, or a change in control of Liberty Global.

Grants of Plan-Based Awards
The table below sets forth certain information concerning the grants of equity based awards and the annual performance bonus awards granted to our named executive officers under the 2014 Incentive Plan during the year ended December 31, 2017, as described below under —Narrative to Summary Compensation and Grants of Plan-Based Awards Table. The actual amount of the 2017 annual performance bonus award approved for each NEO is reflected in the “Stock Awards” column of the Summary Compensation Table above for the portion paid in shares and in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above for the portion paid in cash.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All other Option Awards Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock & Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)

Michael T. Fries	02/21/2017	—	9,500,000	19,950,000
Liberty Global Class A	05/01/2017				227,832	35.69	2,731,985
Liberty Global Class C	05/01/2017				455,664	34.80	5,010,955
LiLAC Class A	05/01/2017				28,480	21.43	237,974
LiLAC Class C	05/01/2017				56,960	21.84	475,599
Charles H.R. Bracken	02/21/2017	—	2,500,000	5,250,000
Liberty Global Class A	02/21/2017				166,666	37.45	1,680,917
Liberty Global Class C	02/21/2017				333,334	36.32	3,097,916
Liberty Global Class A	05/01/2017				56,958	35.69	576,664
Liberty Global Class C	05/01/2017				113,916	34.80	1,045,820
LiLAC Class A	05/01/2017				7,120	21.43	51,664
LiLAC Class C	05/01/2017				14,240	21.84	103,450
Bryan H. Hall	02/21/2017	—	2,500,000	5,250,000
Liberty Global Class A	05/01/2017				45,566	35.69	546,392
Liberty Global Class C	05/01/2017				91,132	34.80	1,002,182
LiLAC Class A	05/01/2017				5,696	21.43	47,595
LiLAC Class C	05/01/2017				11,392	21.84	95,120
Diederik Karsten	02/21/2017	—	2,500,000	5,250,000
Liberty Global Class A	05/01/2017				56,958	35.69	576,664
Liberty Global Class C	05/01/2017				113,916	34.80	1,045,820
LiLAC Class A	05/01/2017				7,120	21.43	51,664
LiLAC Class C	05/01/2017				14,240	21.84	103,450
Balan Nair	02/21/2017	—	2,500,000	5,250,000
Liberty Global Class A	02/21/2017				166,666	37.45	1,965,127
Liberty Global Class C	02/21/2017				333,334	36.32	3,652,741
Liberty Global Class A	05/01/2017				56,958	35.69	682,996
Liberty Global Class C	05/01/2017				113,916	34.80	1,252,739
LiLAC Class A	05/01/2017				7,120	21.43	59,494
LiLAC Class C	05/01/2017				14,240	21.84	118,900
Narrative to Summary Compensation and Grants of Plan-Based Awards Table
The amounts reported for 2017 in the Summary Compensation Table include salary, annual performance bonuses, equity incentive grants, benefits and perquisites as more fully described in —Elements of Our Compensation Packages above. The following discussion focuses on the annual performance bonus award component of 2017 total compensation reflected in the Grants of Plan-Based Awards Table above. Additional information with respect to the other components of 2017 compensation is provided in the notes to the Summary Compensation Table above.
The maximum achievable amount of the 2017 annual performance bonus awards for each of our NEOs is shown in the Grants of Plan-Based Awards Table under the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” column. Because the compensation committee has discretion to pay no award notwithstanding the achievement of the base performance objective, no “threshold” or minimum awards are reflected in the Grants of Plan-Based Awards Table. The amount each NEO actually earned of his 2017 annual performance bonus award is reflected in the Summary Compensation table under “Stock Awards” column for the portion paid in shares and in the “Non-Equity Incentive Plan Compensation” column for the portion paid in cash. The 2017 annual performance bonus award was paid 50% in shares and 50% in cash after amounts withheld for taxes. The amounts withheld are included in the amount reflected as paid in cash. The 2017 annual performance bonus award portion delivered in shares was valued using a weighted average price of our Liberty Global Class A and Liberty Global Class C shares as of market close on March 15, 2018, with the number of such shares delivered on a 1:2 basis between our Liberty Global Class A and Liberty Global Class C shares.
Outstanding Equity Awards at Fiscal Year-End
The table below sets forth certain information concerning options, SARs and restricted shares or RSUs held by our NEOs at year end 2017.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael T. Fries
Liberty Global Class A	48,168	—		18.49	5/1/2018			227,212	(5)	8,143,278
	45,603	—		19.87	5/1/2019
	42,988	—		29.45	5/1/2020
	971,587	—		27.71	6/24/2020
	176,527	25,219	(1)	32.37	5/1/2021
	98,200	58,921	(2)	42.01	5/1/2022
	79,455	132,427	(3)	32.81	5/1/2023
	28,479	199,353	(4)	35.69	5/1/2024

Liberty Global Class C	47,962	—		18.24	5/1/2018			454,424	(5)	15,377,708
	95,916	—		17.51	5/1/2018
	45,401	—		19.61	5/1/2019
	90,808	—		19.00	5/1/2019
	42,788	—		29.05	5/1/2020
	85,596	—		27.13	5/1/2020
	967,468	—		27.34	6/24/2020
	1,933,985	—		25.84	6/24/2020
	351,265	50,181	(1)	30.81	5/1/2021
	198,001	118,801	(2)	40.52	5/1/2022
	158,911	264,853	(3)	31.65	5/1/2023
	56,958	398,706	(4)	34.80	5/1/2024

Charles H.R. Bracken
Liberty Global Class A	39,899	—		19.87	5/1/2019			60,590	(5)	2,171,546
	37,610	—		29.45	5/1/2020
	170,684	—		27.71	6/24/2020
	58,837	8,406	(1)	32.37	5/1/2021
	32,735	19,641	(2)	42.01	5/1/2022
	22,701	37,835	(3)	32.81	5/1/2023
	7,119	49,839	(4)	35.69	5/1/2024
	—	166,666	(6)	37.45	2/21/2024

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Liberty Global Class C	39,722	—		19.61	5/1/2019			121,180	(5)	4,100,731
	79,451	—		19.00	5/1/2019
	74,888	—		27.13	5/1/2020
	37,435	—		29.05	5/1/2020
	169,960	—		27.34	6/24/2020
	339,754	—		25.84	6/24/2020
	117,078	16,726	(1)	30.81	5/1/2021
	66,003	39,603	(2)	40.52	5/1/2022
	45,402	75,670	(3)	31.65	5/1/2023
	—	333,334	(6)	36.32	2/21/204
	14,239	99,677	(4)	34.80	5/1/2024

Bryan H. Hall
Liberty Global Class A	22,797	—		19.87	5/1/2019			48,472	(5)	1,737,236
	45,660	—		29.45	5/1/2020
	170,684	—		27.71	6/24/2020
	47,069	6,725	(1)	32.37	5/1/2021
	26,189	15,714	(2)	42.01	5/1/2022
	18,161	30,269	(3)	32.81	5/1/2023
	5,695	39,871	(4)	35.69	5/1/2024

Liberty Global Class C	22,696	—		19.61	5/1/2019			96,944	(5)	3,280,585
	45,396	—		19.00	5/1/2019
	45,448	—		29.05	5/1/2020
	90,917	—		27.13	5/1/2020
	169,960	—		27.34	6/24/2020
	339,754	—		25.84	6/24/2020
	93,662	13,381	(1)	30.81	5/1/2021
	52,806	31,684	(2)	40.52	5/1/2022
	36,322	60,538	(3)	31.65	5/1/2023
	11,391	79,741	(4)	34.80	5/1/2024
Diederik Karsten
Liberty Global Class A	42,136	—		18.49	5/1/2018			60,590	(5)	2,171,546
	39,899	—		19.87	5/1/2019
	37,610	—		29.45	5/1/2020
	170,684	—		27.71	6/24/2020
	58,837	8,406	(1)	32.37	5/1/2021
	32,735	19,641	(2)	42.01	5/1/2022
	22,701	37,835	(3)	32.81	5/1/2023
	7,119	49,839	(4)	35.69	5/1/2024

Liberty Global Class C	41,956	—		18.24	5/1/2018			121,180	(5)	4,100,731
	83,905	—		17.51	5/1/2018

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	39,722	—		19.61	5/1/2019
	79,451	—		19.00	5/1/2019
	37,435	—		29.05	5/1/2020
	74,888	—		27.13	5/1/2020
	169,960	—		27.34	6/24/2020
	339,754	—		25.84	6/24/2020
	117,078	16,726	(1)	30.81	5/1/2021
	66,003	39,603	(2)	40.52	5/1/2022
	45,402	75,670	(3)	31.65	5/1/2023
	14,239	99,677	(4)	34.80	5/1/2024

Balan Nair
Liberty Global Class A	42,136	—		18.49	5/1/2018			60,590	(5)	2,171,546
	39,899	—		19.87	5/1/2019
	37,610	—		29.45	5/1/2020
	170,684	—		27.71	6/24/2020
	58,837	8,406	(1)	32.37	5/1/2021
	32,735	19,641	(2)	42.01	5/1/2022
	22,701	37,835	(3)	32.81	5/1/2023
	—	166,666	(6)	37.45	2/21/2024
	7,119	49,839	(4)	35.69	5/1/2024

Liberty Global Class C	41,956	—		18.24	5/1/2018			121,180	(5)	4,100,731
	83,905	—		17.51	5/1/2018
	39,722	—		19.61	5/1/2019
	79,451	—		19.00	5/1/2019
	37,435	—		29.05	5/1/2020
	74,888	—		27.13	5/1/2020
	169,960	—		27.34	6/24/2020
	339,754	—		25.84	6/24/2020
	117,078	16,726	(1)	30.81	5/1/2021
	66,003	39,603	(2)	40.52	5/1/2022
	45,402	75,670	(3)	31.65	5/1/2023
	—	333,334	(6)	36.32	2/21/2024
	14,239	99,677	(4)	34.80	5/1/2024
_______________

(1)	Vests in 2 equal remaining quarterly installments on February 1, 2018 and May 1, 2018, respectively.

(2)	Vests in 6 equal remaining quarterly installments from February 1, 2018 to May 1, 2019.

(3)	Vests in 10 equal remaining quarterly installments from February 1, 2018 to May 1, 2020.

(4)	Vests in 14 equal remaining quarterly installments from February 1, 2018 to May 1, 2021.

(5)
Represents the target number of Liberty Global Class A shares and Liberty Global Class C shares, underlying 2016 PSUs that may be earned by each of our NEOs. If earned, the 2016 PSUs will vest in two equal installments on April 1, 2019 and October 1, 2019, respectively.

(6)	Vests in three equal annual installments commencing on March 15, 2018.
Option Exercises and Shares Vested
The table below sets forth certain information concerning each exercise of options or SARs by, and each vesting of restricted shares or RSUs of, our named executive officers during the year ended December 31, 2017.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(1)

Michael T. Fries
Liberty Global Class A	71,370	(3)	1,767,121	398,136	14,520,966
Liberty Global Class B	—		—	333,334	12,283,358
Liberty Global Class C	213,143	(3)	5,133,906	129,605	4,389,720
LiLAC Class A	12,472	(3)	107,853	69,580	1,570,047
LiLAC Class B	—		—	58,256	1,446,496
LiLAC Class C	37,249	(3)	325,075	22,650	524,801

Charles H.R. Bracken
Liberty Global Class A	—		—	21,601	753,658
Liberty Global Class C	125,861	(4)	1,907,632	43,203	1,463,284
LiLAC Class A	—		—	3,774	86,804
LiLAC Class C	—		—	7,549	174,910

Bryan H. Hall
Liberty Global Class A	—		—	17,281	602,933
Liberty Global Class C	—		—	34,562	1,170,615
LiLAC Class A	—		—	3,019	69,438
LiLAC Class C	—		—	6,039	139,924

Diederik Karsten
Liberty Global Class A	19,510	(5)	483,263	21,601	753,658
Liberty Global Class C	58,265	(5)	1,419,724	43,203	1,463,284
LiLAC Class A	3,409	(5)	33,400	3,774	86,804
LiLAC Class C	10,180	(5)	104,722	7,549	174,910

Balan Nair
Liberty Global Class A	26,767	(6)	662,751	21,601	753,658
Liberty Global Class C	79,937	(6)	1,925,416	43,203	1,463,284
LiLAC Class A	4,677	(6)	40,445	3,774	86,804
LiLAC Class C	13,968	(6)	121,900	7,549	174,910
_______________

(1)	Value reflects the aggregate amount of awards for the applicable class of shares exercised or vested in 2017.

(2)	Includes shares withheld by us to pay the minimum withholding tax due upon vesting of the RSUs in 2017.

(3)
Consists of Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares subject to SARs, which were exercised automatically upon expiration of their term. The actual number of shares issued to Mr. Fries upon exercise of these SARs, after taking into account the spread between the base price and the closing market price and giving effect to the withholding of shares for taxes was 26,449 Liberty Global Class A shares, 78,807 Liberty Global Class C shares, 2,687 LiLAC Class A shares and 7,949 LiLAC Class C shares.

(4)
Consists of Liberty Global Class C shares, which were exercised at the election of Mr. Bracken. The actual number of shares issued to Mr. Bracken upon exercise of these SARs, after taking into account the spread between the base price and the closing market price and giving effect to the withholding of shares for taxes, was 30,721 Liberty Global Class C shares.

(5)
Consists of Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares subject to SARs, which were exercised at the election of Mr. Karsten. The actual number of shares issued to Mr. Karsten upon exercise of these SARs, after taking into account the spread between the base price and the closing market price and giving effect to the withholding of shares for taxes, was 6,497 Liberty Global Class A shares, 19,425 Liberty Global Class C shares, 709 LiLAC Class A shares and 2,146 LiLAC Class C shares.

(6)
Consists of Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares subject to SARs, which were exercised automatically upon expiration of their term. The actual number of shares issued to Mr. Nair upon exercise of these SARs, after taking into account the spread between the base price and the closing market price and giving effect to the withholding of shares for taxes was 9,919 Liberty Global Class A shares, 29,556 Liberty Global Class C shares, 1,007 LiLAC Class A shares and 2,980 LiLAC Class C shares.

Deferred Compensation Plan
The Deferred Compensation Plan became effective with respect to compensation payable in 2009. Officers of Liberty Global or its subsidiary LGI, who are also U.S. taxpayers, may participate in the Deferred Compensation Plan. Each designated participant may elect to defer all or any portion of his or her (1) annual performance bonus paid in cash, (2) annual salary up to limits specified by the compensation committee (currently 90%) and (3) award, if any, under a current or future multi-year performance award arrangement.
Cash compensation deferred under the Deferred Compensation Plan was credited with interest at the rate of 9% per year, compounded daily (the credited interest fund). In setting the interest rate, our compensation committee reviews data on the implied yields of our significant bank debt and outstanding bonds, as well as credit market conditions. The compensation committee reserved the right to change the interest rate in the future, provided that any decreases in the rate will apply only to deferred elections that become irrevocable after the new rate is set. In its 2016 annual review, the compensation committee adjusted the rate to 8.5%. This new rate applies to compensation deferred after December 31, 2016. Deferred equity awards will not be credited with interest, but will be adjusted for splits, combinations, dividends or distributions. If the compensation committee approves the establishment of one or more phantom investment funds for purposes of the Deferred Compensation Plan, a participant may, but will not be obligated to, elect one or more of such phantom investment funds as the measurement fund for the purpose of calculating notional earnings, losses and other relevant amounts to be credited to or deducted from all or a portion of his or her deferred compensation instead of the credited interest fund.
The Deferred Compensation Plan provides our compensation committee with the discretion to terminate the Deferred Compensation Plan within 12 months of certain change-in-control events and distribute each participant’s account balance. Otherwise, the amount of compensation deferred will be distributed in a lump sum or in up to three installments upon the date or dates selected by the participant, or in up to five equal annual installments, or in a lump sum when the participant experiences a separation of service with the employer. At the participant’s request, if the compensation committee determines that such participant has suffered a financial hardship, it may authorize immediate distribution of all or a portion of his or her account balance. The compensation committee has reserved the right to terminate the Deferred Compensation Plan at any time. Such an optional termination will not result in accelerated distributions.
Messrs. Fries, Hall and Nair, each a U.S. taxpayer, have deferred compensation under the Deferred Compensation Plan. The table below sets forth certain information concerning the deferred compensation of these officers at year end 2017.

Name	Executive Contribution in Last FY ($)		Aggregate Earnings in Last FY (1)($)		Aggregate Withdrawals / Distributions ($)		Aggregate Balance at Last FYE ($)

Michael T. Fries	—		193,702	—	—	—	2,250,815	(2)
Bryan H. Hall	2,231,363	(3)	283,406		1,607,513		3,926,685	(4)
Balan Nair	910,075	(5)	409,937		190,715		4,989,655	(6)
_______________

(1)	Of these amounts, the following were reported in the Summary Compensation Table as above-market earnings that were credited to the NEO’s account during 2017:

Name	Amount ($)

Michael T. Fries	127,857
Bryan H. Hall	200,371
Balan Nair	274,177

(2)	Includes salary contributed in 2015.

(3)	Includes salary of $780,563 and annual performance bonus award of $1,450,800 contributed in 2017.

(4)
Includes salary contributed as follows: $264,375 in 2015, $512,500 in 2016 and $780,563 in 2017. Also, includes annual performance bonus awards contributed as follows: $1,471,200 in 2015 and $1,450,800 in 2017.

(5)	Includes salary of $104,075 and annual performance bonus award of $806,000 contributed in 2017.

(6)
Includes salary contributed as follows: $102,500 in 2016 and $104,075 in 2017. Also includes annual performance bonus awards contributed as follows: $792,000 in 2014, $1,226,000 in 2015, $1,028,000 in 2016 and $806,000 in 2017.

Employment and Other Agreements
On April 30, 2014, we entered into the Fries Agreement with Mr. Fries to serve as our CEO. We do not presently have an employment agreement with Mr. Hall or any of our other U.S.-based executive officers. In connection with Mr. Nair’s appointment as President and Chief Executive Officer of Liberty Latin America in connection with the Split-off, we entered into a letter agreement as described below. As is customary in the U.K. and the Netherlands, we have employment agreements with each of Mr. Bracken and Mr. Karsten.
We have not otherwise adopted a severance policy covering our executive officers. Each of our NEOs also holds equity awards granted under the 2014 Incentive Plan and the 2005 Incentive Plan. These plans are described below under Incentive Plans.
Michael T. Fries
Introduction. In 2014, our board of directors and the compensation committee determined that it was in our company’s best interest to enter into an employment agreement with Mr. Fries to serve as our CEO in order to promote stability in management, secure his services for the long term, implement appropriate restrictive covenants and recognize his outstanding performance and our company’s success under his leadership. Mr. Fries was not previously subject to an employment agreement with us.
Although we are incorporated in the U.K., our ordinary shares are listed and traded on NASDAQ, and Mr. Fries is based in Denver, Colorado. Consequently, the compensation for Mr. Fries and the terms of the Fries Agreement are based on U.S. customs and standards as we are competing with U.S. companies for senior management personnel based in the U.S. U.K. law requires that the compensation of our directors (including that of Mr. Fries who is a member of our board of directors), including historical compensation, whether awarded on terms subject to U.S. law or not, be consistent with a compensation policy approved by our shareholders. In accordance with these regulations, our shareholders approved our director compensation policy at the annual general meeting held in 2017, including compensation payable to Mr. Fries pursuant to the terms of the Fries Agreement.
Summary of the Fries Agreement. The initial term of the Fries Agreement ends on April 30, 2019. After the initial term, the Fries Agreement automatically renews for successive one-year terms unless either party provides at least 180 days written notice to the other party of its intention not to renew the term. Notwithstanding the foregoing, the Fries Agreement and Mr. Fries’ employment may be terminated by either party at any time during the initial five-year term or a renewal term.
Mr. Fries’ base salary is subject to annual increase at the discretion of the compensation committee. Mr. Fries received a cash bonus of $5.0 million within ten days of signing the Fries Agreement.
Under the Fries Agreement, Mr. Fries received an award of PSUs based on Liberty Global Class A shares, Liberty Global Class B shares, LiLAC Class A shares and LiLAC Class B shares (the CEO Performance Award). The CEO Performance Award was subject to the achievement of a performance condition and the compensation committee determined the performance condition had been met. As a result, the CEO Performance Award was converted to time-vested RSUs, which vested over a three-year service period. The CEO Performance Award was intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

Mr. Fries’ maximum annual performance bonus award opportunity for 2017 of $9.5 million will increase $500,000 each year, provided that no increase is required if the base performance objective applicable to Mr. Fries’ annual performance bonus award is not achieved in the previous year. There is no guaranteed amount of the annual performance bonus award. The actual amount paid to Mr. Fries will depend on the achievement of qualitative and quantitative performance objectives, which are determined each year by the compensation committee.
During the term of the Fries Agreement, Mr. Fries participates in our company’s equity compensation programs on the same basis as other executives of our company. Pursuant to these programs, Mr. Fries is entitled to receive grants of annual equity awards (the Annual Equity Awards). The Annual Equity Awards granted to Mr. Fries may be in the form of PSUs, SARs or other forms of equity as determined by the compensation committee, with the terms and conditions substantially the same as those for our other senior executive officers. The target value of these Annual Equity Awards is $20,000,000 for 2017 and will increase each year by $2.5 million. The compensation committee may, however, determine the actual target value of Annual Equity Awards each year in its sole discretion and may reduce this amount subject to the terms of the Fries Agreement. In connection with the 2016 PSU awards granted to Mr. Fries, Mr. Fries waived any right he may have to a PSU award in 2017.
In addition to participating in U.S. employee benefit plans and arrangements sponsored by our company for the benefit of its senior executive group, Mr. Fries is entitled to use our company’s aircraft for up to 120 hours of personal use per year, in accordance with the terms of an aircraft time sharing agreement with our company. In addition, our company agreed to pay all reasonable legal fees and expenses incurred by Mr. Fries in connection with the negotiation and execution of the Fries Agreement.
If Mr. Fries’ employment is terminated as a result of his death or disability (as defined in the Fries Agreement), Mr. Fries or his heirs, as applicable, will be entitled to receive: (1) Mr. Fries’ accrued but unpaid base salary through the date of termination; (2) any annual performance bonus award for a completed year that was earned but not paid as of the date of termination; (3) any accrued but unused vacation leave pay as of the date of termination; (4) any accrued vested benefits under our company’s employee welfare and tax-qualified retirement plans, in accordance with the terms of those plans; and (5) reimbursement of any business expenses (Accrued Benefits). In addition, (a) our company will pay Mr. Fries or his heirs, as applicable, an amount equal to a pro rata portion of the annual performance bonus award Mr. Fries would have received for the calendar year of his termination (the Pro-Rata Bonus); (b) any options, SARs or other nonperformance based awards will fully vest, with options and SARs remaining exercisable until the earlier of three years from Mr. Fries’ termination or the original expiration of such award; (c) if Mr. Fries’ termination is during a performance period with respect to any PSUs (or other performance based award) that were granted as part of an Annual Equity Award, Mr. Fries will vest in such awards as provided in the applicable award agreement, and (d) Mr. Fries’ family may elect to continue to receive coverage under our company’s group health benefits plan subject to the terms of such plan or receive COBRA continuation of the group health benefits with premiums paid or reimbursed by our company.
If Mr. Fries is terminated for cause (as defined in the Fries Agreement) or resigns (other than for good reason (as defined in the Fries Agreement)), he will be entitled to receive the Accrued Benefits and Mr. Fries will not be entitled to any other amounts under the Fries Agreement.
If Mr. Fries’ employment is involuntarily terminated by our company without cause, or if Mr. Fries voluntarily terminates his employment for good reason, Mr. Fries will be entitled to receive: (1) the Accrued Benefits; (2) an amount equal to the Pro-Rata Bonus, subject to achievement of the applicable performance metric; (3) an amount equal to one-twelfth (1/12) of the average annual base salary Mr. Fries was earning in the calendar year of the termination and the immediately preceding calendar year, multiplied by the applicable number of months in the Severance Period (as defined below), which amount shall be paid in substantially equal payments over the course of the Severance Period in accordance with our company’s normal payroll practices during such period; and (4) an amount equal to one-twelfth (1/12) of the average annual performance bonus award paid to Mr. Fries for the immediately preceding two years (regardless when paid), multiplied by the number of months in the Severance Period, which amount shall be paid in substantially equal payments over the course of the Severance Period in accordance with our company’s normal payroll practices during such period. In addition, any options, SARs or other nonperformance based awards will fully vest, with options and SARs remaining exercisable until the earlier of three years from Mr. Fries’ termination or the original expiration of such award, other nonperformance based awards shall be accelerated and settled, and Mr. Fries and his family may elect to continue to receive coverage under our company’s group health benefits plan subject to the terms of such plan or receive COBRA continuation of the group health benefits previously provided to Mr. Fries and his family with premiums paid or reimbursed by our company. The Severance Period is a period of 24 months commencing on the termination of Mr. Fries’ employment.
If Mr. Fries’ employment is involuntarily terminated by our company without cause, or if Mr. Fries voluntarily terminates his employment for good reason, Mr. Fries shall continue to earn each of the outstanding PSUs or other performance based awards that were granted as part of an Annual Equity Award, if and to the extent the performance metrics are satisfied during the applicable performance period, based upon actual performance through the end of the applicable performance period, as certified by the compensation committee, as if Mr. Fries’ employment had not terminated. If the termination is prior to the grant date for all Annual Equity Awards that would have been granted during the initial term (or applicable renewal term) in which Mr. Fries’ termination took place, then our company shall pay to Mr. Fries additional amounts equal to the Applicable Percentage (as defined below) of the target value of the Annual Equity Awards that would have been made during such term, with lump sum cash payments being made in the first 90 days of the applicable grant years. The Applicable Percentage is the percentage of the Annual Equity Award value that is made in the form of PSUs (or other full value equity awards) and shall not be less than 50%.
If Mr. Fries’ employment is involuntarily terminated by our company without cause or if Mr. Fries voluntarily terminates his employment for good reason and the termination is prior to the grant date for all Annual Equity Awards that would have been granted during the initial term (or applicable renewal term) in which Mr. Fries’ termination took place, then in respect of options, SARs or other share-based appreciation awards (other than PSUs or other full value equity awards, the treatment of which under these circumstances is described above) that would have been granted (the Ungranted Appreciation Awards), our company will be obligated to pay to Mr. Fries, on each date such awards would have vested and based on certain assumptions included in the Fries Agreement (including, taking into account the Applicable Percentage as described above), a lump sum cash amount equal to (1) the number of shares underlying the Ungranted Appreciation Awards that would have vested on the applicable vesting date, multiplied by (2) the excess of the closing share price on the applicable assumed vesting date over the closing share price on the assumed grant date.
If Mr. Fries remains employed by our company (or our successor) for 12 months following a change in control (as defined in the Fries Agreement), or is involuntarily terminated by our company without cause or voluntarily terminates for good reason prior to such time, then the outstanding PSUs (for which the performance period has not expired) and the unvested SARs will become fully vested as of the first anniversary of the change in control (or earlier date of termination or resignation), with outstanding PSUs deemed to be earned at the maximum level. If Mr. Fries’ employment is involuntarily terminated by our company without cause or if Mr. Fries voluntarily terminates his employment for good reason, either of which occurs within 13 months following a change in control, then Mr. Fries shall be treated as if his employment was terminated without cause or for good reason except that the Severance Period shall be the lesser of: (1) 36 months; or (2) the number of full calendar months remaining until the expiration of the initial term (or applicable renewal term) of the Fries Agreement in which Mr. Fries’ termination took place; provided that in no event shall the Severance Period be less than 24 months.
Pursuant to the Fries Agreement, Mr. Fries is subject to customary restrictive covenants, including those relating to non-solicitation, non-interference, non-competition and confidentiality, during the term of the Fries Agreement and, depending on the circumstances of termination, for a period of up to two years thereafter.
Mr. Fries agreed to waive any rights he would have under any agreement to a gross-up for any taxes associated with a parachute payment.
Balan Nair. In connection with Split-off, Mr. Nair became the President and Chief Executive Officer of Liberty Latin America. He served as our Executive Vice President and Chief Technology and Innovation Officer during fiscal 2017. On November 1, 2017, we entered into a letter agreement with Mr. Nair regarding his Liberty Global performance and equity awards. The letter agreement provides for (a) payment of the 2017 annual bonus based on actual performance results, (b) all equity awards for Liberty Global ordinary shares will continue to vest as long as Mr. Nair is employed by Liberty Latin America and (c) the cancellation of two-thirds of his SARs granted in February 2017, after the first vesting date in March 2018.
Charles H.R. Bracken. On December 15, 2004, we entered into an Executive Service Agreement with Mr. Bracken in connection with his continued appointment as Co-Chief Financial Officer of UGC. In 2005, Mr. Bracken became our Co-Chief Financial Officer (principal financial officer) and in 2017, he became our Chief Financial Officer.
The Executive Service Agreement has an indefinite term and may be terminated by either party upon six months’ notice or by us at any time upon shorter notice. Mr. Bracken will be entitled to his salary and benefits for any unexpired portion of the six months’ notice period at the date his employment terminates. His equity awards will also continue to vest during such six-month notice period. Mr. Bracken’s employment may also be terminated immediately upon notice for cause. If we terminate Mr. Bracken’s employment other than for cause or disability, Mr. Bracken will also be entitled to a lump sum severance payment equivalent to his base salary and benefits for six months, subject to his signing a release. In the event Mr. Bracken becomes disabled and the disability continues for a specified period, we may reduce future payments under the Executive Service

Agreement to the amount reimbursed by its disability insurer for the duration of Mr. Bracken’s disability or, under certain circumstances, terminate his employment as described above.
Mr. Bracken’s salary, which was £820,000 for 2017, is subject to annual review and, in the discretion of our compensation committee, upward adjustment. The benefits to which he is entitled pursuant to the Executive Service Agreement include an auto allowance and participation in the Liberty Global Group Pension Plan for U.K. employees and group life assurance, permanent ill health insurance (equivalent to disability insurance) and medical and dental insurance schemes. In addition, the Executive Service Agreement provides for Mr. Bracken to be made whole for any non-U.K. tax liability he may incur with respect to his salary and other amounts due him and for any additional U.K. tax or social security cost he may incur with respect to business expenses or reimbursement paid by us for work performed by him outside the U.K.
The Executive Service Agreement includes restrictions on Mr. Bracken’s (1) use or disclosure of trade secrets for so long as they are trade secrets, (2) use or disclosure of confidential or proprietary information during the term of his employment and for two years after termination of his employment and (3) competition with and solicitation of executives or certain employees of Liberty Global, or any subsidiary of Liberty Global or its parent entities, for a period of six months after termination of his employment.
Diederik Karsten. Effective January 1, 2011, LG BV entered into an Employment Agreement with Mr. Karsten in connection with his appointment as Managing Director, European Broadband Operations of LG BV. Since that date, LG BV and Mr. Karsten have amended the Employment Agreement to reflect changes to his position, including his current position of Executive Vice President and Chief Commercial Officer. The Employment Agreement has an indefinite term and may be terminated by LG BV upon six months’ notice or by Mr. Karsten upon three months’ notice. Mr. Karsten will be entitled to his salary and benefits for the duration of the notice period. In addition, Mr. Karsten’s equity awards will also continue to vest during the applicable notice period. Mr. Karsten’s employment may also be terminated immediately upon notice for cause. In the event Mr. Karsten becomes disabled and the disability continues over a year, LG BV may reduce future payments under the Employment Agreement to the amount reimbursed by its disability insurer for the duration of Mr. Karsten’s disability or, under certain circumstances, terminate his employment as described above.
Mr. Karsten’s salary under the Employment Agreement, which was €823,000 for 2017, is subject to annual review and, in the discretion of our compensation committee, adjustment. The benefits to which he is entitled pursuant to the Employment Agreement include use of an automobile, participation in the Dutch Liberty Global Pension Plan for Netherlands employees, disability insurance, travel and accident insurance and medical insurance schemes. The Employment Agreement includes restrictions similar to those described for Mr. Bracken above.
Aircraft Policy
Our policy for the personal use of our aircraft by members of our board, our CEO and such other officers as may be approved by our CEO was amended and restated in 2013. The policy allows non-employee directors to use our aircraft for personal flights, subject to availability, without charge. The policy requires each user who is an officer to lease the corporate aircraft for personal use pursuant to an aircraft time sharing agreement and to pay us an amount equal to the aggregate incremental cost of each flight up to certain limits established under the U.S. Federal Aviation Administration rules. Incremental costs may include fuel, oil, lubricants and other additives, hangar and tie down costs away from aircraft home airport, travel expenses for crew, landing and parking fees, customs and immigration fees, insurance obtained for a specific flight, in-flight food and beverage services, ground transportation, de-icing fees and flight planning and weather contract services. With approval, family members or guests may join an executive or senior officer or director on a business flight without charge for these additional passengers. Also, on limited occasions, we have allowed a business-related flight to land at an airport other than its destination to drop off or pick up a passenger for personal convenience without requiring reimbursement of our incremental cost.
Pursuant to the terms of his employment agreement, Mr. Fries is allowed 120 annual flight hours for personal use of our aircraft. Commencing in 2017, the compensation committee authorized Mr. Bracken to use 25 annual flight hours on our aircraft for personal use. These compensation arrangements are in lieu of and not in addition to their respective rights under our aircraft policy. In February 2010, our compensation committee authorized personal use of our aircraft by our chairman Mr. Malone for up to 200 flight hours per year as part of his compensation for his services to us. Such authorization is subject to modification by our compensation committee from time to time and will terminate when Mr. Malone ceases to be a director.
For U.S. tax reporting purposes, when family members or guests of a director or executive or senior officer travel on business flights, the value of such personal use, determined using a method based on SIFL rates as published by the IRS, is imputed as income to such director or executive or senior officer. For tax reporting purposes in Europe, when family members or guests of an executive or senior officer travel on business flights, the value of such personal use is determined pursuant to the officer’s tax residence. For officers who are U.K. taxpayers, the value is based on the marginal cost as agreed with the U.K. tax authority and for officers who are Netherlands taxpayers, the value is based on the cost of a commercial ticket. In each case such value is imputed as income to the officer. A director or executive or senior officer will also have imputed income based on SIFL rates (in the case of U.S. taxpayers) or the cost of the flight (in the case of European taxpayers or as otherwise required under local tax regulations) for a personal flight, less any amounts reimbursed to us. In accordance with applicable tax rules and regulations, such imputed income is included in taxable income for the applicable director or executive or senior officer.
Notwithstanding the policy, we and our flight crew retain the authority to determine when a flight may be cancelled or changed for safety or maintenance reasons.
Potential Payments upon Termination or Change in Control
The Termination of Employment Table and the Change in Control Table set forth below reflect the potential payments to our NEOs in connection with termination of their employment or a change in control of Liberty Global as of December 31, 2017. The Termination of Employment Table assumes that a change in control has not occurred. The Change in Control Table assumes that a change in control has occurred as of December 31, 2017. Certain of our plans and agreements provide benefits upon the occurrence of a change in control without regard to whether employment is terminated, whereas others have a “double trigger” requiring employment to be terminated for benefits to be realized. These are separately reflected in the Change in Control Table.
The amounts provided in the tables are based on the assumptions stated below. The actual amounts may be different at the time of termination or change in control, as the case may be, due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.

•
The amounts in the tables for unvested SARs that vest on an accelerated basis or continue to vest are based on the spread between the base price of the award and the applicable closing market price on December 31, 2017. Restricted shares or units and PSUs that would vest on an accelerated basis or continue to vest are valued using the applicable closing market price on December 29, 2017 (the last trading day in 2017). Due to the Split-off, treatment of awards based on LiLAC ordinary shares are excluded. On December 29, 2017, the closing market price for each class of our ordinary shares was as follows:

▪	Liberty Global Class A $35.84

▪	Liberty Global Class B $35.55

▪	Liberty Global Class C $33.84

•
The amounts for Messrs. Bracken and Karsten assume they receive a lump sum payment in cash of salary and benefits instead of six months’ notice of termination under their employment agreements. Also, to the extent compensation to these executive officers is paid in British pounds or euros, it has been converted to U.S. dollars based upon the average exchange rate in effect during 2017.

•	Under the Fries Agreement, the effect of termination of employment or a change in control varies depending on whether it occurs during the performance period or during the service period.

•
Under the Fries Agreement, if a termination of employment occurs without cause or by Mr. Fries for good reason, he will also receive an amount equal to the Applicable Percentage and the value of the Ungranted Appreciation Awards. For purposes of the tables, these amounts are based on the following:

▪	beginning in 2016, the target annual grant value increases by $2.5 million each year from the 2014 target annual compensation for Mr. Fries;

▪	two-thirds of such target annual grant value are treated as PSUs (with the value for 2016 and 2017 combined into a single grant of 2016 PSUs); and

▪
one-third of such target annual grant value is treated as if the spread between the closing market prices of the underlying shares over the grant date value of the Ungranted Appreciation Awards over the vesting period equaled one-third of such target annual grant value.

As of December 31, 2017, each of our NEOs had, under the 2014 Incentive Plan, unvested SARs and unvested PSU awards. The termination provisions of the employment agreements of Messrs. Fries, Bracken and Karsten and the provisions of the agreement of Mr. Nair are described under —Employment and Other Agreements above. The 2014 Incentive Plan is described under Incentive Plans below. In addition to such descriptions, additional information on the termination and/or change-in-control provisions of these plans and agreements is provided below.
Termination of Employment
The availability of benefits under our plans or agreements varies with the reason employment terminates as described below.
Voluntary Termination. The executive would retain his vested equity grants under the incentive plans, which must be exercised within the period following termination prescribed by the applicable plan. There would be no other payments or benefits.
Retirement. No benefits are payable to any of our NEOs in the event of retirement; however, under the 2014 Incentive Plan a person who retires with a combined age and years of service of 70 or greater will vest an additional year of unvested SARs and RSUs granted under this plan from the date of retirement. Messrs. Fries and Karsten each meet this requirement. Such benefit is reflected in the “Retirement” column in the Termination of Employment Table below.
Termination for Cause. The executive would not receive any payment or benefit and typically would forfeit all unexercised equity awards, whether or not vested; provided, however, Mr. Fries would still receive his annual performance bonus award for a prior completed year not yet paid. The definition of “cause” varies among the plans and agreements, but generally includes (1) insubordination, dishonesty, incompetence or other misconduct, (2) failure to perform duties and (3) a felony conviction for fraud, embezzlement or other illegal conduct. For purposes of such a termination within 12 months following a change-in-control event, in the case of the 2016 PSUs, “cause” is defined to mean only a felony conviction for fraud, embezzlement or other illegal conduct.
Termination Without Cause. Certain of the employment agreements provide for benefits in the case of termination by our company without cause. See —Employment and Other Agreements above. Under the 2014 Incentive Plan, the employee would be entitled to accelerated vesting of a pro rata portion of that amount of each award that would have vested on the next vesting date, based on the number of full months of the current vesting period that employment continued prior to termination. For the benefits payable under the applicable employment agreement and the value of the prorated vesting of awards, if any, see the “By Company Without Cause” column in the Termination of Employment Table below. The 2016 PSUs provide that if termination of employment is without cause after June 30, 2016, and prior to a change-in-control event, the compensation committee has the discretion to vest a portion of the earned PSUs determined similar to the provisions for disability as stated below. Because this is discretionary, no amount is reflected for that occurrence in the “By Company Without Cause” column in the Termination of Employment Table below.
Death. In the event of death, the equity incentive plans provide for vesting in full of any outstanding options or SARs and the lapse of restrictions on any restricted share or RSU awards. The 2016 PSUs provide that, in the event of termination of employment due to death that occurs after June 30, 2016 and prior to a change in control during the performance period, the prorated portion of the grantee’s target 2016 PSUs, based on the portion of the performance period completed prior to the date of death, will vest; provided, however, if the date of death occurs during the year 2018, the compensation committee may award the greater of target or earned 2016 PSUs. The underlying ordinary shares will be issued no later than March 15 of the calendar year immediately following the date of death. The value of all these benefits is in the “Death/Disability” column in the Termination of Employment Table. No amounts are shown for payments pursuant to life insurance policies, which we make available to all our salaried employees.
Disability. In the event of termination of employment due to disability, the equity incentive plans provide for vesting in full of any outstanding options or SARs and the lapse of restrictions on any restricted share or RSU awards. The 2016 PSUs provide that, if termination of employment due to disability occurs after June 30, 2016 and prior to a change-in-control event during the performance period, the prorated portion of the grantee’s 2016 PSUs that would have been earned if the performance period had ended on December 31 of the year in which the disability occurred, will vest and the underlying ordinary shares will be issued no later than March 15 of the following year. The value of all these benefits is in the “Death/Disability” column in the Termination of Employment Table. For this purpose, the amounts set forth in the table below assume that 100% of the target

2016 PSUs would have been earned prorated as stated above. No amounts are shown for payments pursuant to short-term and long-term disability policies, which we make available to all our employees. For purposes of the 2014 Incentive Plan and the 2016 PSU’s, “disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable condition that has lasted or can be expected to last for a continuous period of at least 12 months or can be expected to result in death.
Resignation for Good Reason. The Fries Agreement provides for benefits in the case of resignation by Mr. Fries for good reason. See —Employment and Other Agreements above. Under the 2016 PSUs, the compensation committee has the discretion to vest a portion of the 2016 PSUs similar to the discretionary benefits payable upon termination by our company without cause. Otherwise, no payment or benefit is required upon resignation by an executive for good reason absent a change in control. The benefits payable under the Fries Agreement for good reason are the same as the benefits payable upon a termination by our company without cause. See the “By Company Without Cause” column in the Termination of Employment Table below. Except with respect to Mr. Fries, no amount is reflected for the 2016 PSUs because any benefit for termination by grantee for good reason is discretionary.
Termination of Employment

Name	By Company Without Cause		Death/Disability	Retirement
Michael T. Fries
Options/SARs Accelerated	$1,250,741		$1,250,741	$640,614
2016 PSUs	25,900,747	(1)	19,132,897	—
Severance Payment	22,088,465		5,416,715	—
Applicable Percentage (ungranted PSUs)	31,666,667		—	—
Ungranted Appreciation Awards	15,833,333		—	—
Benefits (2)	46,052		46,052	—
Total	$96,786,005		$25,846,405	$640,614

Charles H.R. Bracken
Options/SARs Accelerated	$22,831		$367,678	$—
2016 PSUs	—		5,102,135	—
Salary	509,125		—	—
Severance Payment	509,125		—	—
Continued Vesting of Awards	114,146		—	—
Benefits (3)	58,102		—	—
Total	$1,213,329		$5,469,813	$—

Bryan H. Hall
Options/SARs Accelerated	$18,266		$294,154	$—
2016 PSUs	—		4,081,698	—
Total	$18,266		$4,375,852	$—

Diederik Karsten
Options/SARs Accelerated	$22,831		$367,678	$194,124
2016 PSUs	—		5,102,135	—
Salary	462,217		—	—
Continued Vesting of Awards	114,146		—	—
Benefits (3)	26,965		—	—
Total	$626,159		$5,469,813	$194,124

Balan Nair
Options/SARs Accelerated	$22,831		$367,678	$—
2016 PSUs	—		5,102,135	—
Total	$22,831		$5,469,813	$—
_______________

(1)	For Mr. Fries, assumes he earned 100% of his target 2016 PSUs, although not payable until after the performance period.

(2)	For Mr. Fries, represents the estimated cost to maintain health benefits for him and/or his dependents during the 18-month period following his termination.

(3)	For Mr. Bracken and Mr. Karsten, represents the estimated cost to maintain their employee benefits during their six-month notice period.
Change in Control
The 2014 Incentive Plan and the 2016 PSU’s provide for various benefits either upon the occurrence of specified change-in-control events or upon termination of employment following a change-in-control event.
Change-in-Control Events. The change-in-control events vary under the relevant plans but generally fall into three categories:

1.
A person or entity, subject to specified exceptions, acquires beneficial ownership of at least 20% of the combined voting power of our outstanding securities ordinarily having the right to vote in the election of directors in a transaction that has not been approved by our board of directors. We refer to this change-in-control event as an “Unapproved Control Purchase”.

2.
During any two-year period, persons comprising the board of directors at the beginning of the period cease to be a majority of the board, unless the new directors were nominated or appointed by two-thirds of the continuing original directors. We refer to this change-in-control event as a “Board Change”.

3.
Our board of directors approves certain transactions such as (a) a merger, consolidation or binding share exchange that results in the shareholders of our company prior to the transaction owning less than a majority of the combined voting power of our capital stock after the transaction or in which our ordinary shares are converted into cash, securities or other property, subject to certain exceptions, (b) a plan of liquidation of our company, or (c) a sale of substantially all the assets of our company. We refer to this change-in-control event as a “Reorganization”.

Under the 2014 Incentive Plan, outstanding equity awards will vest in full upon the occurrence of an Unapproved Control Purchase or Board Change and immediately prior to consummation of a Reorganization, unless, in the case of a Reorganization, the compensation committee determines that effective provision has been made for the award to be assumed or replaced with an equivalent award.
The 2016 PSUs provide that if any of these change-in-control events occurs during the performance period and the grant agreements are not continued on the same terms and conditions, in the case of a Board Change or Unapproved Control Purchase, or not continued or assumed on equivalent terms, in the case of a Reorganization, then each grantee will be deemed to have earned the greater of his or her target 2016 PSUs or earned 2016 PSUs, which will vest. The underlying ordinary shares will be issued within 30 days of such change-in-control event. If the grant agreements for the 2016 PSUs are continued or assumed, then each grantee will be deemed to have earned the greater of his or her target 2016 PSUs or earned 2016 PSUs, which will be converted to time-vested RSUs subject to service and vesting requirements in accordance with the grant agreement. In determining the amount of the earned 2016 PSUs, the compensation committee may in its discretion use actual performance or projected performance. Because the value of the earned 2016 PSUs is not known, the benefit of the 2016 PSUs upon a change-in-control event is reflected in the Change in Control Table based on the target value of the 2016 PSUs. Under the 2016 PSUs, accelerated vesting would only be triggered on a subsequent termination of employment.
Upon a change-in-control event, the Fries Agreement provides that upon the first anniversary of a change-in-control event, where employment is continued, any outstanding options or SARs or other non-performance awards will vest in full and any outstanding PSUs will vest in full, provided that any 2016 PSUs for which the performance period has not expired will be deemed earned at the greatest of (a) 200% of the target 2016 PSUs, (b) the earned or projected 2016 PSUs or (c) such other amount of 2016 PSUs as determined for all grantees of the 2016 PSUs by the compensation committee. Because the amounts for clauses (b) and (c) in the prior sentence are not known, the benefit of the 2016 PSUs for Mr. Fries upon a change-in-control event is reflected in the Change in Control Table based on 200% of target value.
Termination After Change in Control. Under the 2014 Incentive Plan, if a termination of employment occurs without cause or the employee resigns for good reason within 12 months of a Reorganization, then any outstanding SAR and RSU awards will vest and become fully exercisable as of the date of termination of employment. The 2016 PSUs provide that, if a change-in-control event occurs that does not result in accelerated vesting of such awards, a subsequent termination of employment will accelerate vesting of the target 2016 PSUs if the termination is due to death or disability or is without cause or the participant resigns for good reason. The ordinary shares underlying the 2016 PSUs will be issued no later than March 15 of the calendar year immediately following the calendar year in which the termination occurred. Pursuant to the Fries Agreement, if a termination of employment occurs without cause or Mr. Fries resigns for good reason within 13 months of a change-in-control event then Mr. Fries will receive the benefits described above under —Employment and Other Agreements.
For purposes of each of the plans, “good reason” for a participant to resign following a change-in-control event requires that one of the following has occurred without the consent of the participant: (1) a material diminution in the participant’s base compensation; (2) a material diminution of his official position or authority; or (3) a required relocation of his principal business office to a different country. In addition, the Fries Agreement defines good reason to also include a reduction in his target equity value for annual awards or in the amount of annual performance bonus awards he is eligible to earn, failure to re-nominate or re-elect Mr. Fries to serve on our board or removal from our board, ceasing to be a member of the executive committee, non-renewal of the Fries Agreement and a material breach of the Fries Agreement. Following a change-in-control event, good reason under the Fries Agreement also includes failure to increase Mr. Fries’ total target direct compensation such that it equals or exceeds the 75th percentile of chief executive officers at peer companies of the successor entity. For all NEOs, additional procedural requirements apply for a resignation to qualify as being for “good reason”.
The “Employment Terminated” columns assume that the executive’s employment is terminated as of December 31, 2017, without cause and include the incremental benefits that would result from such a termination under the employment agreements, Mr. Nair’s letter agreement and the equity incentive plans as described under —Potential Payments upon Termination or Change in Control—Termination of Employment above.
280G Tax Gross-Up. Under the grant agreements for the 2016 PSUs, when a benefit is triggered due to a change-in-control event that would be subject to an excise tax pursuant to Section 280G of the Code, we have agreed to make a payment to the plan participants, including our NEOs other than Mr. Fries, for all excise taxes incurred under Section 280G and related income and excise taxes that are payable by such participants as a result of any reimbursement for such Section 280G excise taxes. Notwithstanding the foregoing, in the case of the 2016 PSUs, if the excise tax can be avoided through a reduction in the amount of “parachute payments” (as defined in Section 280G) required to be provided to the grantee with respect to the 2016 PSUs, not to exceed 20% of such amount, then the amount of “parachute payments” shall automatically be reduced to the minimum extent necessary to avoid the excise tax.
For purposes of the change-in-control events in the table below, no one exceeded the threshold that would have entitled him to a 280G tax gross-up payment. Also, Messrs. Bracken and Karsten are not subject to the excise tax under 280G as they are not U.S. taxpayers. In addition, Messrs. Hall and Nair have each agreed to waive any rights they would have under their respective 2016 PSU agreements to any 280G tax gross-up payment from us. Such rights are not included in Mr. Fries’ 2016 PSU grant agreements.

Change In Control

	Unapproved Control Purchase /Board Change – Plan Benefits Continued			Reorganization–Plan Benefits Continued	Change in Control – Plan Benefits Not Continued
Name	Employment Terminated	Employment Continues		Employment Terminated	Employment Continues

Michael T. Fries
Options/SARs Accelerated	$1,250,741	$1,250,741		$1,250,741	$1,250,741
2016 PSUs	51,801,493	—	(2)	51,801,493	51,801,493
Severance Payment	26,588,236	—		26,588,236	—
Applicable Percentage (ungranted PSUs)	31,666,667	—		31,666,667	31,666,667
Ungranted Appreciation Awards	15,833,333	—		15,833,333	15,833,333
Benefits (1)	46,052	—		46,052	—
Total	$127,186,522	$1,250,741		$127,186,522	$100,552,234

Charles H.R. Bracken
Options/SARs Accelerated	$22,831	$22,831		$22,831	$22,831
2016 PSUs	6,906,895	—	(2)	6,906,895	6,906,895
Salary	509,125	—		509,125	—
Severance Payment	509,125	—		509,125	—
Benefits (3)	58,102	—		58,102	—
Total	$8,006,078	$22,831		$8,006,078	$6,929,726

Bryan H. Hall
Options/SARs Accelerated	$18,266	$18,266		$18,266	$18,266
2016 PSUs	5,525,508	—	(2)	5,525,508	5,525,508
Total	$5,543,774	$18,266		$5,543,774	$5,543,774

Diederik Karsten
Options/SARs Accelerated	$22,831	$22,831		$22,831	$22,831
2016 PSUs	6,906,895	—	(2)	6,906,895	6,906,895
Salary	462,217	—		462,217	—
Benefits (3)	26,965	—		26,965	—
Total	$7,418,908	$22,831		$7,418,908	$6,929,726

Balan Nair
Options/SARs Accelerated	$22,831	$22,831		$22,831	$22,831
2016 PSUs	6,906,895	—	(2)	6,906,895	6,906,895
Total	$6,929,726	$22,831		$6,929,726	$6,929,726
_______________

(1)	For Mr. Fries, represents the estimated cost to maintain health benefits for him and/or his dependents during the 18-month period following his termination.

(2)	Although the 2016 PSUs are deemed earned (prorated for completed years in the performance period), they are not payable until the original vesting dates under the grant agreements.

(3)	For Messrs. Bracken and Karsten, represents the estimated cost to maintain their employee benefits during their six-month notice period.

CEO Pay Ratio
We are a global company that employs approximately 26,700 people (on a full-time equivalent basis at year-end 2017) in 13 countries with almost all of our work force located outside the U.S. The overall structure of our compensation and benefit programs are broadly similar across our company to encourage and reward our employees who contribute to our success. We strive to ensure that every employee is paid at a level reflective of their job responsibilities and is competitive within our peer group and the respective local employment markets. Compensation rates are benchmarked and set to be competitive in the country in which the jobs are performed. We are committed to providing pay equity throughout our company, which we view as critical to our success in supporting a diverse workforce with opportunities for employees to develop, advance and contribute.
Under the rules adopted pursuant to the Dodd-Frank Act of 2010, we are required to provide the total compensation paid to our median employee, as well as the ratio of the total compensation paid to such median employee as compared to the total compensation paid to our CEO. For the year ended December 31, 2017:

•	the annual total compensation of the employee identified as the median of our company (other than our CEO) was $80,531

•	the annual total compensation of the CEO for purposes of determining the CEO Pay Ratio was $17,122,091
Based on the above, our CEO to median employee pay ratio is 213:1.
This pay ratio is a reasonable estimate calculated in a manner consistent with the SEC rules based on the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
We identified the median employee by collecting the payroll data of our employee population on October 1, 2017, which consisted of salary and wages (including overtime) and annual bonus amounts. At the time, our employee population consisted of approximately 29,000 individuals, including contractors and temporary and part-time employees. Approximately 1,300 employees in Poland were excluded as allowed under the deminimis exception to the SEC rules. We annualized the compensation of all newly hired permanent employees. We did not perform any other adjustments. After identifying the median employee, for purposes of the pay ratio, we calculated the median employee’s total annual compensation in accordance with the requirements of the Summary Compensation table, plus we included the value of employer provided non-discriminatory health benefits in both the compensation of our CEO and the median employee.
Director Compensation
Set forth below is a description of the compensation for our nonemployee (or non-executive) directors. Such compensation is subject to review annually by our nominating and corporate governance committee and as provided in the directors’ compensation policy approved by our shareholders at the annual general meeting held in 2017. In connection with our company redomiciling to the U.K., the board adopted the following compensation effective June 7, 2013. Such compensation is substantially similar to the compensation paid by our predecessor LGI to its non-executive directors. Our directors are also entitled to the benefit of our policy on personal usage of our aircraft set forth above under —Aircraft Policy.
Fees and Expenses
Each member of our board, who is not an employee of Liberty Global (other than our chairman Mr. Malone), receives an annual retainer of $100,000. In addition, each such member receives $1,500 for each in-person meeting attended (in person or by conference telephone) and $750 for each telephonic meeting attended of the board or any committee of the board on which he or she serves. Each director who serves as the chair of the audit committee, the compensation committee or the nominating and corporate governance committee receives a fee for such service of $25,000, $25,000 and $10,000, respectively, for each full year of service in such position. All annual director fees, including fees for chairpersons, are payable in arrears in four equal quarterly installments. Our directors may elect to have their quarterly fee installments paid in ordinary shares instead of cash.

Such election for fees payable for a specific calendar quarter must be made not later than the last day of the immediately preceding calendar quarter and for 2016 and 2017 consisted of a combination of Liberty Global Class A, Liberty Global Class C, LiLAC Class A and LiLAC Class C shares only. Commencing with the quarterly installments payable for the fourth quarter of 2017, such election for fees consists of a combination of Liberty Global Class A and Liberty Global Class C shares only. The number of shares issued is based on the fair market value on the last trading day of the quarter for which the election is made. Any fractional share is paid in cash. Directors who are employees of Liberty Global, or its subsidiaries, do not receive any additional compensation for their service as directors. Currently, our CEO Mr. Fries is our only executive director.
Generally, the in-person board meetings are held at one of our corporate offices and each year at least one in-person meeting is held at the location of one of our operations. In addition, members of our board have periodic strategy retreats with certain members of senior management to review our strategies and goals. We reimburse our non-executive directors for travel, lodging and other reasonable expenses related to their service on our board, including the travel costs of a companion for one of our directors who is visually impaired. We also occasionally make our aircraft available to directors for attendance at meetings or other company-related events.
For the board meeting held at the location of one of our operations or other company-related events, we may provide extra activities for members of our board. We may also invite the spouse or a guest of each director to attend events associated with board meetings or other company-related events. We generally provide for, or reimburse expenses of, the spouse’s or guest’s travel, food and lodging for attendance at these events and participation in related activities. If the spouse or guest travels on our aircraft for an event, the incremental cost for such personal passenger is determined based on our average direct variable cost per passenger for aircraft fuel and in-flight food and beverage services, plus, when applicable, customs and immigration fees specifically incurred. To the extent costs for these activities, including the incremental cost for traveling on our aircraft, and costs for any other personal benefits, for a director exceeds $10,000 for the year, they are included in the amounts in the table below.
From time to time, we provide our directors information on conferences and seminars that may be of interest to them as a director of Liberty Global. For directors who elect to attend these events, we cover the costs as part of our policy to keep members of our board informed on issues that relate to their duties as a director. In addition, we make available to members of our board, at their election, health insurance under our health insurance policies.
At a meeting of our independent directors in March 2016, they authorized the payment or reimbursement of personal expenses incurred by Mr. Malone of up to $500,000 per year related to his ownership of our shares and his service as our chairman. These expenses include professional fees and other expenses incurred by Mr. Malone for estate or tax planning, regulatory filings and other services.
Equity Awards
As of the date of each annual general meeting of shareholders, each continuing non-executive director receives an equity award under the 2014 Liberty Global Nonemployee Director Incentive Plan (the 2014 Director Plan). Prior to March 2014, such awards were under the 2005 Liberty Global Inc. Nonemployee Director Incentive Plan (the 2005 Director Plan). On the date of each annual general meeting of shareholders held in 2016 and in 2017, each non-executive director received equity grants with a combined grant date fair value of $187,500 awarded, at his or her election, either as (1) a grant of options for Liberty Global Class A shares, a grant of options for Liberty Global Class C shares, a grant of options for LiLAC Class A shares and a grant of options for LiLAC Class C shares, or (2) a grant of options for Liberty Global Class A shares, a grant of options for Liberty Global Class C shares, a grant of options for LiLAC Class A shares and a grant of options for LiLAC Class C shares for one-half the value and a grant of Liberty Global Class A RSUs, a grant of Liberty Global Class C RSUs, a grant of LiLAC Class A RSUs and a grant of LiLAC Class C RSUs for the remaining value. Commencing with the 2018 AGM, such equity grants will be based solely on Liberty Global Class A shares and Liberty Global Class C shares.
The equity grant election must be made at least two business days prior to the applicable shareholders meeting. If no election is made, the director will receive the award of options. The option grants have a term of seven years and vest as to one-third of the option shares on the date of the first annual general meeting of shareholders after the date of grant and as to an additional one-third of the option shares each on the date of the following two annual general meetings of shareholders thereafter, provided that the director continues to serve as a director immediately prior to the applicable vesting date. For purposes of determining the number of RSUs of a class to be granted, the grant date fair value of the options for the same class is determined using the same valuation methodology as we use to determine the value of option grants in accordance with FASB ASC 718 on the date of the applicable annual shareholders meeting. The awards of RSUs vest in full on the date of the first annual shareholders meeting after the date of grant.
A non-executive director receives a grant of options for each of Liberty Global Class A shares and Liberty Global Class C shares with a combined grant date fair value equal to $187,500 upon the date he or she is first elected or appointed to our board of directors. The grant date fair value of the options awarded is determined using the same valuation methodology as we use to determine the value of option grants in accordance with FASB ASC 718 on the date of election or appointment. The option grants have a term of seven years and vest as to one-third of the option shares on the later to occur of (1) the six month anniversary date of the date of grant or (2) the date of the first annual shareholders meeting after the date of grant. Thereafter the remaining option shares vest as to an additional one-third of the option shares on the date of each annual shareholders meeting, provided that the director continues to serve as a director immediately prior to the applicable vesting date. From March 3, 2014, all awards to our non-executive directors are granted under our 2014 Director Plan.
Although Mr. Malone is a non-executive director, he currently serves without cash compensation other than the reimbursement of certain expenses as described above. As chairman of our board, any compensation paid to him is subject to review and approval of our compensation committee. Prior to our company redomiciling to the U.K., the board of Liberty Global delegated to the compensation committee the authority to approve annual awards of options to Mr. Malone under the 2005 Director Plan (the 2014 Director Plan after March 2014) with a combined grant date fair value equivalent to $1.0 million for so long as he continues to serve as chairman of the board and a non-executive director. The terms of the option awards are equivalent to those for our other non-executive directors, except that the annual vesting over three years occurs on each anniversary of the grant date rather than on the date of the annual general meeting of shareholders. Any such awards will be subject to review and approval by the compensation committee in connection with its annual equity grant approval process. On May 1, 2017, the compensation committee approved a grant to Mr. Malone for his services as chairman of the Liberty Global board and a non-executive director of options to purchase Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares, respectively, with an aggregate grant date fair value of $1.0 million. It is anticipated that these provisions will apply to future annual grants to Mr. Malone as chairman of our board, except future grants will be a combination of Liberty Global Class A and Liberty Global Class C shares.
Deferred Compensation Plan
At its December 2009 meeting, the LGI board of directors adopted the Liberty Global Nonemployee Director Deferred Compensation Plan, as amended (the Director Deferred Compensation Plan), which has since been assumed by Liberty Global. Under the Director Deferred Compensation Plan, beginning with deferral elections for 2014 and after, non-executive directors may elect to defer payment of up to 85% of their annual retainer, whether payable in cash or equity, and their annual equity awards to the extent payable in restricted shares or RSUs. For deferral elections for 2013 and before, non-executive directors could elect to defer all or a portion of such compensation. The Director Deferred Compensation Plan became effective beginning with compensation payable in 2010.
Annual retainers payable in cash and deferred under the Director Deferred Compensation Plan will be credited with interest at the rate of 9% per year, compounded quarterly at the end of each calendar quarter for amounts deferred before January 1, 2013 and compounded daily for amounts deferred thereafter (the credited interest fund). Our board reserved the right to change the interest rate in the future, provided that any decreases in the rate will apply only to deferred elections that become irrevocable after the new rate is set. At its meeting in December 2016, our board modified the rate of interest to 8.5% per year compounded daily for compensation deferred after December 31, 2016. Annual retainers payable in shares and annual equity awards payable in restricted shares or RSUs that are deferred will not be credited with interest, but will be adjusted for splits, combinations, dividends or distributions (the stock fund). At the end of 2017, all LiLAC Class A shares and LiLAC Class C shares deferred in the Director Deferred Compensation Plan were converted to the comparable Liberty Global class of shares based on the closing prices of the respective classes of shares on the Distribution Date of the Split-off.
The deferred annual retainers and deferred equity awards may be distributed in a lump sum or in a series of up to 10 equal annual installments upon a distribution event. A distribution event is when (1) the director ceases to be a member of our board or dies, or (2) at the election of our board, within 12 months of certain change-in-control events, or (3) a specific date is selected by the director at the time he or she makes his deferral election.
The Director Deferred Compensation Plan provides our board with the discretion to terminate the Director Deferred Compensation Plan at any time. This optional termination will not result in accelerated distributions.

2017 Compensation of Directors
The following table sets forth information concerning the compensation of our nonemployee directors for fiscal year 2017.

Name (1)	Fees Earned or Paid in Cash ($)		Option Awards ($)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)		Total ($)

John C. Malone	—	(5)		—	542,889	(6)	1,543,962
Liberty Global Class A	—		324,754
Liberty Global Class C	—		588,747
LiLAC Class A	—		29,171
LiLAC Class C	—		58,401
Andrew J. Cole	14,405	(7)		7	165	(8)	302,077	(9)
Liberty Global Class A	33,062	(10)	59,433
Liberty Global Class C	64,483	(10)	109,809
LiLAC Class A	767	(10)	6,178
LiLAC Class C	1,533	(10)	12,235
Miranda Curtis	123,250			—	—	—	310,905
Liberty Global Class A	—		59,433
Liberty Global Class C	—		109,809
LiLAC Class A	—		6,178
LiLAC Class C	—		12,235
John W. Dick	23,331			—	11,147	(11)	322,052
Liberty Global Class A	33,064	(10)	59,433
Liberty Global Class C	64,418	(10)	109,809
LiLAC Class A	791	(10)	6,178
LiLAC Class C	1,646	(10)	12,235
Paul A. Gould	23,446	(7)		14,224	61	(8)	350,190	(12)
Liberty Global Class A	41,239	(10)	59,433
Liberty Global Class C	80,654	(10)	109,809
LiLAC Class A	971	(10)	6,178
LiLAC Class C	1,940	(10)	12,235
Richard R. Green	112,750	(13)		4,684	148	(8)	305,237
Liberty Global Class A	—		59,433
Liberty Global Class C	—		109,809
LiLAC Class A	—		6,178
LiLAC Class C	—		12,235
David E. Rapley	122,750	(13)		50,137	139	(8)	360,681
Liberty Global Class A	—		59,433
Liberty Global Class C	—		109,809
LiLAC Class A	—		6,178
LiLAC Class C	—		12,235
Larry E. Romrell	119,500			—	8,399	(14)	315,554
Liberty Global Class A	—		59,433
Liberty Global Class C	—		109,809
LiLAC Class A	—		6,178
LiLAC Class C	—		12,235

Name (1)	Fees Earned or Paid in Cash ($)		Option Awards ($)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)		Total ($)
JC Sparkman	144,500			—	53,661	(15)	385,816
Liberty Global Class A	—		59,433
Liberty Global Class C	—		109,809
LiLAC Class A	—		6,178
LiLAC Class C	—		12,235
J. David Wargo	23,405	(7)		9,084	218	(8)	320,207	(16)
Liberty Global Class A	33,062	(10)	59,433
Liberty Global Class C	64,483	(10)	109,809
LiLAC Class A	767	(10)	6,178
LiLAC Class C	1,533	(10)	12,235
_______________

(1)
Mr. Fries, our CEO and president, is not included in this table because he is a named executive officer and does not receive any additional compensation as a director. For information on Mr. Fries’ compensation, please see —Summary Compensation above.

(2)
The dollar amounts in the table reflect the grant date fair value of the option awards related to Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares at the time of grant in accordance with FASB ASC 718.

(3)	At December 31, 2017, our current directors had the following awards outstanding:

Name	Class	Options (#)

John C. Malone	Liberty Global Class A	115,971
	Liberty Global Class C	239,409
Andrew J. Cole	Liberty Global Class A	27,643
	Liberty Global Class C	60,506
Miranda Curtis	Liberty Global Class A	33,629
	Liberty Global Class C	78,605
John W. Dick	Liberty Global Class A	54,632
	Liberty Global Class C	141,325
Paul A. Gould	Liberty Global Class A	42,654
	Liberty Global Class C	105,558
Richard R. Green	Liberty Global Class A	42,715
	Liberty Global Class C	109,967
David E. Rapley	Liberty Global Class A	30,151
	Liberty Global Class C	73,217
Larry E. Romrell	Liberty Global Class A	30,821
	Liberty Global Class C	70,189
JC Sparkman	Liberty Global Class A	39,976
	Liberty Global Class C	105,435
J. David Wargo	Liberty Global Class A	53,156
	Liberty Global Class C	136,919

(4)
The dollar amounts shown in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect the above-market value of accrued interest, which is the portion of the accrued interest equal to the amount that exceeds 120% of the applicable federal long-term rate (with compounding) at the time the rate was set, on compensation previously deferred by such director under our Director Deferred Compensation Plan.

(5)
Mr. Malone serves without cash compensation. On May 1, 2017, our compensation committee granted Mr. Malone option awards for his services as chairman of the board, which options vest in three equal annual installments, commencing May 1, 2018.

(6)
Includes reimbursement for personal expenses related to the ownership of our shares and his service as our chairman ($500,000) and aggregate incremental cost attributable to personal use of our aircraft ($40,340) and the director’s spouse accompanying him on a business trip to and from Berlin, Germany, plus the cost of ground transportation, food and tours for his spouse while in Germany for the July 2017 board meeting. Also includes gifts from us valued at less than $750 and the related tax gross-up ($177).

(7)
Amount includes $80 of Mr. Coles fees, $97 of Mr. Gould’s fees and $80 of Mr. Wargo’s fees, respectively, the payment of which each such director elected to defer pursuant to the Director Deferred Compensation Plan. Such deferred amounts accrue interest at the rate of 8.5% per annum, compounded daily until paid in full.

(8)	Represents the amount paid as a tax gross-up on gifts from us valued at less than $750.

(9)
Such amount includes the value of 816 Liberty Global Class A shares, 1,653 Liberty Global Class C shares, 31 LiLAC Class A shares and 62 LiLAC Class C shares, the issuance of which Mr. Cole elected to defer pursuant to the Director Deferred Compensation Plan.

(10)	Represents the dollar amount of fees paid in our Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares at the election of the director.

(11)
Such amount includes our aggregate incremental cost attributable to his spouse accompanying him on business trips from a board meeting and to and from Berlin, Germany, the cost of ground transportation, food and tours for his spouse while in Germany for the July 2017 board meeting, health insurance premiums for the benefit of such of director and his spouse and gifts from us valued at less than $750, plus the related tax gross-up ($172).

(12)
Such amount includes the value of 1,021 Liberty Global Class A shares, 2,069 Liberty Global Class C shares, 37 LiLAC Class A shares and 74 LiLAC Class C shares, the issuance of which Mr. Gould elected to defer pursuant to the Director Deferred Compensation Plan.

(13)
Amount includes $85,000 of Mr. Green’s fees and $93,500 of Mr. Rapley’s fees, respectively, the payment of which each such director elected to defer pursuant to the Director Deferred Compensation Plan. Such deferred amount accrues interest at the rate of 8.5% per annum compounded daily until paid in full to him.

(14)
Includes our aggregate incremental cost attributable to the personal use of our aircraft and the director’s spouse accompanying him on a business trip to and from Berlin, Germany for the July 2017 board meeting, plus the cost of ground transportation, food and tours for his spouse while in Germany. Also includes gifts from us valued at less than $550, plus the related tax gross-up ($87).

(15)	Includes our aggregate incremental cost attributable to the personal use of our aircraft ($52,793) and gifts valued at less than $750, plus the related tax gross-up ($160).

(16)
Such amount includes the value of 816 Liberty Global Class A shares, 1,653 Liberty Global Class C shares, 31 LiLAC Class A shares and 62 LiLAC Class C shares, the issuance of which Mr. Wargo elected to defer pursuant to the Director Deferred Compensation Plan.

RESOLUTION 5

5.
To approve, on an advisory basis, the annual report on the implementation of the directors’ compensation policy for the year ended December 31, 2017, contained in Appendix A of this proxy statement (in accordance with requirements applicable to U.K. companies).

In accordance with the regulations promulgated under the Companies Act, we are providing our shareholders the opportunity to approve, on an advisory basis, the compensation paid to our directors for the year ended December 31, 2017. The annual report on the implementation of the directors’ compensation policy is set forth in Appendix A to this proxy statement beginning on page A-3. In accordance with the Companies Act, the implementation of the directors’ compensation policy has been approved by and signed on behalf of our board and will be delivered to the Registrar of Companies in the U.K. following the AGM.

We are asking our shareholders to indicate their support for the compensation packages we provided in 2017 as described in Appendix A under Annual Compensation Report. This vote is not intended to address any specific item of the report but rather the overall compensation packages for our directors.

This vote is advisory and therefore is not binding on Liberty Global or our board of directors. The outcome of this advisory vote will not overrule any portion of the compensation packages made available to our directors in 2017 and will not create or imply any additional fiduciary duties or change to the fiduciary duties of our board. However, we value the opinion of our shareholders and our board will consider the outcome of the vote when making future compensation packages available to directors, including our executive director.

Vote and Recommendation
The affirmative vote of a simple majority of the votes cast by the holders of our voting shares (voting together as a single class) is required to approve resolution 5.

Our board of directors unanimously recommends a vote “FOR” the approval of resolution 5.

RESOLUTIONS 6, 7 AND 8

6.	To ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2018.

7.
To appoint KPMG LLP (U.K.) as Liberty Global’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).

8.	To authorize the audit committee of Liberty Global’s board of directors to determine the U.K. statutory auditor’s compensation.
As provided in its charter, the audit committee selects our independent auditor, approves in advance all auditing and permissible non-auditing services to be performed by our independent auditor and reviews the scope of our annual audit. The audit committee has evaluated the performance of KPMG LLP (U.S.) and has selected it as our independent auditor for the fiscal year ending December 31, 2018. In addition to our independent auditor, as a U.K. company, we are also required to have a U.K. statutory auditor. Our board has selected KPMG LLP (U.K.), the U.K. affiliate of KPMG LLP (U.S.), to serve as our statutory auditors under the Companies Act. We are asking our shareholders to ratify the selection of KPMG LLP (U.S.) as our independent auditor and to appoint KMPG LLP (U.K.) as our U.K. statutory auditor.
Even if the selection of KPMG LLP (U.S.) is ratified, the audit committee of our board in its discretion may direct the appointment of a different U.S. independent accounting firm at any time during the year if our audit committee determines to make such a change. In the event our shareholders fail to ratify the selection of KPMG LLP (U.S.), our audit committee will consider whether to select other auditors for the year ending December 31, 2018.
In accordance with the Companies Act, our audit committee approves, on an annual basis, the fees paid to our U.K. statutory auditors after authorization by our shareholders. Therefore, we are asking our shareholders to authorize our audit committee to determine the fee to be paid KPMG LLP (U.K.) as our U.K. statutory auditors in accordance with the audit committee’s procedures and applicable law.
Representatives of KPMG LLP (U.S.) and KMPG LLP (U.K.) are expected to be present at the AGM, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Vote and Recommendation
The affirmative vote of a simple majority of the votes cast by the holders of our voting shares (voting together as a single class) is required to approve resolution 6 to ratify the selection of KPMG LLP (U.S.) as our independent auditors for the year ending December 31, 2018, to approve resolution 7 to appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the Companies Act and to approve resolution 8 to authorize the audit committee to determine our U.K. statutory auditor’s fee.
Our board of directors recommends a vote “FOR” each of resolutions 6, 7 and 8.

Audit Fees and All Other Fees
The following table presents fees for professional audit services rendered by KPMG LLP and its international affiliates (including KPMG LLP (U.K.)) during the indicated periods for the audit of our consolidated financial statements and the separate financial statements of certain of our subsidiaries and for other services rendered by KPMG LLP and its international affiliates.
Fees billed in currencies other than U.S. dollars were translated into U.S. dollars at the average exchange rate in effect during the applicable year.

	Year ended December 31,
	2017	2016
	in thousands

Audit fees (1)	$12,921	$22,610
Audit related fees (2)	155	2,823
Audit and audit related fees	13,076	25,433
Tax fees (3)	9	292
All other services (4)	—	208
Total fees	$13,085	$25,933
_______________

(1)
Audit fees include fees for the audit and quarterly reviews of our 2017 and 2016 consolidated financial statements, audit of internal controls over financial reporting, statutory audits, audits required by covenants and fees billed in the respective periods for professional consultations with respect to accounting issues, offering memoranda, registration statement filings and issuance of consents.

(2)
Audit related fees for 2017 include fees for audit services performed in connection with assurance and attestation services not required by statute or regulation. Audit related fees for 2016 include fees for audit services performed in connection with the acquisition of CWC, which we reimbursed to CWC, accounting consultation services performed in connection with the acquisition of CWC, the application of SEC rules and regulations and other assurance and attestation services not required by statute or regulation.

(3)
Tax fees for 2017 include fees billed for tax compliance and consultations regarding the tax implications of certain transactions. Tax fees for 2016 include fees billed for international tax compliance services for various subsidiaries of CWC and global mobility tax compliance services provided to employees of CWC in non-financial reporting oversight roles.

(4)
All other services for 2016 include fees billed for consultancy services related to environmental and sustainability services and attest services provided for a data center of CWC in the Cayman Islands.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and does not believe that the provision of such services is incompatible with KPMG LLP maintaining its independence. Our audit committee approved the provision of all the services described in the table above.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
Effective June 15, 2005, as amended and restated, our audit committee adopted a policy regarding the pre-approval of all audit and certain permissible audit-related and non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has pre-approved the engagement of our independent auditor to provide:

•
audit services as specified in the policy, including (a) financial statement audits for us required by statute or regulatory authority, excluding the audit of our annual financial statements, (b) financial statement audits of our subsidiaries required by statute or regulatory authority, (c) services associated with registration statements, periodic reports and other documents filed with the SEC, such as consents, comfort letters and responses to comment letters, (d) attestations required by statute or regulatory authority and (e) consultations with management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules of applicable regulatory and standard setting bodies (when such consultations are considered “audit services” under the SEC rules promulgated pursuant to the Exchange Act);

•
audit-related services as specified in the policy, including (a) due diligence services relating to potential business acquisitions and dispositions, (b) financial statement audits of employee benefit plans, (c) consultations with management with respect to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules of applicable regulatory and standard setting bodies (when such consultations are considered “audit-related services” and not “audit services” under the SEC rules promulgated pursuant to the Exchange Act), (d) attestation services not required by statute or regulation, (e) closing balance sheet audits pertaining to dispositions, (f) assistance with implementation of the requirements of SEC, International Accounting Standards Board or Public Company Accounting Oversight Board rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act, (g) services associated with offering memoranda and other documents filed with or required by applicable regulators, such as consents, comfort letters and responses to comment letters, (h) internal control reviews and assistance with internal control reporting requirements and (i) financial statement audits of our subsidiaries and affiliates not required by statute or regulatory authority but required by contract or other internal reasons;

•
tax services as specified in the policy, including (a) planning, advice and compliance services in connection with the preparation and filing of U.S. federal, state, local or international taxes, (b) review or preparation of U.S. federal, state, local and international income, franchise and other tax returns, (c) assistance with tax audits and appeals before the IRS or similar local and foreign agencies, (d) tax advice regarding statutory, regulatory or administrative developments, (e) expatriate tax assistance and compliance, (f) mergers and acquisitions tax due diligence assistance and (g) tax advice and assistance regarding structuring of mergers and acquisitions; and

•	non-audit services as specified in the policy, currently limited to assistance with environmental and sustainability reporting.
Notwithstanding the foregoing general pre-approval, our audit committee approval is specifically required for (1) any individual project involving the provision of pre-approved audit and audit-related services that is expected to result in fees in excess of $150,000 and (2) any individual projects involving any other pre-approved service described above that is expected to result in fees in excess of $75,000. In addition, any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to its chairman, provided that the fees for any individual project for which such approval is requested are not, in the reasonable judgment of the chairman, likely to exceed $200,000. At each audit committee meeting, the chairman’s approval of services provided by our independent auditors is subject to disclosure to the entire audit committee. Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
Audit Committee Report
The audit committee reviews Liberty Global’s financial reporting process on behalf of its board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Liberty Global’s independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of Liberty Global’s audited consolidated financial statements with accounting principles generally accepted in the U.S. (GAAP) and on the effectiveness of Liberty Global’s internal control over financial reporting.
The audit committee has reviewed and discussed with management and KPMG LLP, Liberty Global’s most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of Liberty Global’s internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of Liberty Global’s internal control over financial reporting. The audit committee has also discussed with KPMG LLP the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications With Audit Committees), including the auditors’ judgment about the quality of Liberty Global’s accounting principles, as applied in its financial reporting.
The audit committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board that relate to the auditors’ communications with the audit committee concerning independence from Liberty Global and its subsidiaries, and has discussed with Liberty Global’s independent auditors their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to Liberty Global’s board of directors that the audited financial statements be included in Liberty Global’s Annual Report on Form 10-K for the year ended December 31, 2017, which is dated February 14, 2018 and was filed with the SEC on February 14, 2018.
Submitted by the Members of the Audit Committee:
Miranda Curtis
John W. Dick
Paul A. Gould (chairman)
J. David Wargo

RESOLUTION 9

9.
To approve the form agreements and counterparties pursuant to which Liberty Global may conduct the purchase of its ordinary shares in the capital of Liberty Global and authorize all or any of Liberty Global’s directors and senior officers to enter into, complete and make purchases of ordinary shares in the capital of Liberty Global pursuant to the form of agreements and with any of the approved counterparties, which approvals will expire on the fifth anniversary of the 2018 annual general meeting of shareholders.

Liberty Global is focused on delivering long-term value creation for shareholders through organic growth, disciplined and opportunistic mergers and acquisitions in combination with a levered-equity capital structure. A core part of this levered-equity approach is returning capital to shareholders through share repurchases. Accordingly, our share repurchase program has been in place since our predecessor LGI was established in 2005. We anticipate that the share repurchase program will remain a core pillar of our long-term value creation strategy. Under the Companies Act, we, like other U.K. companies, however, are prohibited from purchasing our outstanding ordinary shares unless such purchase has been approved by a resolution of our shareholders. Shareholders may approve two different types of such share purchases: “on-market” purchases or “off-market” purchases. “On-market” purchases may only be made on a “recognized investment exchange”, as defined in section 693(5) of the Companies Act. This U.K. statutory definition does not include NASDAQ, which is the only exchange on which our shares are traded. As such, we may only conduct “off-market” purchases pursuant to a form of share repurchase contract which has been approved by our shareholders. Shareholder authorization for share purchases may only be for a maximum period of up to five years.
Our shareholders approved our form of Master Put/Call Agreements and counterparties at our annual general meeting of shareholders in 2017 through which some of our “off-market” share repurchases are conducted. We are seeking to renew our existing authorizations so that we have the ability to continue to conduct our share repurchase program. The proposed Master Put/Call Agreements are substantially similar to the Master Put/Call Agreements that we currently have in place with several other investment banks. Each Master Put/Call Agreement grants to the counterparty thereto the option to require the company to purchase, and grants to the company the option to require the counterparty to sell, shares of the company owned by it in consideration of the payment by the company to the counterparty of an amount in cash, which may include a premium over the price paid by such counterparty for such shares. The Master Put/Call Agreements permit multiple exercises of the options granted pursuant to it.
Based on the prior shareholder approval of the Master Put/Call Agreements and counterparties, our board of directors has authorized various share repurchase programs. Under these programs, we receive authorization to acquire up to the specified amount of our ordinary shares or other authorized securities from time to time through open market or privately negotiated transactions, which may include derivative transactions. The timing of the repurchase of shares or other securities pursuant to our equity repurchase programs, which may be suspended or discontinued at any time, is dependent on a variety of factors, including market conditions. At December 31, 2017, the remaining amount authorized for repurchases of Liberty Global shares was $2.1 billion.
Under the Companies Act, any shares owned by the counterparty to the Master Put/Call Agreements being voted upon cannot be counted towards determining whether or not the resolution approving the Master Put/Call Agreements has been passed.
We may only enter into Master Put/Call Agreements with counterparties approved by our shareholders. We therefore are seeking approval to conduct repurchases through the following counterparties (or their subsidiaries or affiliates from time to time):
Bank of America, Merrill Lynch
Barclays Capital Inc.
Credit Suisse Securities (USA) LLC
Deutsche Bank AG
Goldman Sachs & Co. LLC
HSBC Securities
J.P. Morgan Securities, LLC
Approval of the Master Put/Call Agreements and counterparties is not an approval of our share repurchase program or the amount or timing of any repurchase activity. There can be no assurance as to whether we will continue to repurchase any of our shares or as to the amount of any such repurchases. If this resolution is approved, we may repurchase shares pursuant to the Master Put/Call Agreements with the approved counterparties until the fifth anniversary of the AGM. If this resolution is not approved, we will continue to repurchase shares under our currently approved forms of contracts with existing counterparties. In order to continue repurchasing shares after June 21, 2022, we would be required to seek shareholder approval of the form of contract and counterparties at a future general meeting.
The Master Put/Call Agreements will be made available for inspection by our shareholders at the AGM.

Vote and Recommendation
The affirmative vote of a simple majority of the votes cast by the holders of our voting shares (voting together as a single class) is required to approve resolution 9.
Our board of directors unanimously recommends a vote “FOR” resolution 9.

RESOLUTION 10

10.
To approve the form of agreement and counterparty pursuant to which Liberty Global may conduct the purchase of its deferred shares in the capital of Liberty Global and authorize all or any of Liberty Global’s directors and senior officers to enter into, complete and make a purchase of deferred shares in the capital of Liberty Global pursuant to the form of agreement.

Immediately following the Split-off, our LiLAC ordinary shares were all redesignated as deferred shares (with virtually no economic rights) and those deferred shares were transferred for no consideration to Mr. Jeremy Kutner, a third-party designee, in accordance with our articles of association. We now intend to acquire and immediately cancel all of the deferred shares currently outstanding and held by Mr. Kutner, in accordance with the Companies Act and our articles of association.
Under the Companies Act, we like other U.K. companies, are prohibited from purchasing our outstanding shares unless such purchase has been approved by a resolution of our shareholders. Shareholders may approve two different types of share purchases: “on-market” purchase or “off-market” purchases. Given the deferred shares are not listed on a “recognized investment exchange”, as defined in section 693(5) of the Companies Act, the proposed purchase would be conducted as an “off-market” purchase, which can only be conducted pursuant to a form of share purchase contract which has been approved by our shareholders. In addition, we may only enter into such a share purchase contract with a counterparty approved by our shareholders.
We are therefore seeking approval to conduct a share repurchase for total consideration of £0.01 pursuant to the terms of a share purchase agreement between Liberty Global and Mr. Kutner, the form of which will be made available for inspection by our shareholders at the 2018 AGM.
Immediately following the repurchase of the deferred shares, the deferred shares will be cancelled in accordance with the Companies Act and our articles of association.

Vote and Recommendations
The affirmative vote of a simple majority of the votes cast by the holders of our voting shares (voting together as a single class) is required to approve resolution 10.
Our board of directors unanimously recommends a vote “FOR” resolution 10.

INCENTIVE PLANS
In January 2014, our shareholders approved the 2014 Incentive Plan and the 2014 Director Plan (collectively, the 2014 Plans). In February 2015, our shareholders also approved an amendment to the 2014 Incentive Plan to permit sub-plans for the purpose of offering employees of certain of our operations the opportunity to participate in a save as you earn option scheme by applying for options to purchase Liberty Global Class C shares at a discount. A maximum of 500,000 Liberty Global Class C shares of the total shares available for grant under the 2014 Incentive Plan has been allocated for these sub-plans. In all other cases, we may generally grant non-qualified share options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under either of these incentive plans. Ordinary shares issuable pursuant to awards made under the 2014 Plans will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company. These awards may be granted at or above fair value in any class of our ordinary shares. The maximum number of ordinary shares of Liberty Global with respect to which awards may be issued under the 2014 Incentive Plan and the 2014 Director Plan is 105 million (of which no more than 50.25 million shares may consist of Class B ordinary shares) and 10.5 million, respectively, in each case, subject to anti-dilution and other adjustment provisions in the respective plan. As of December 31, 2017, the 2014 Incentive Plan and the 2014 Director Plan had 56,671,902 and 9,464,495 ordinary shares available for grant, respectively. No further awards will be granted under the 2005 Incentive Plan, the 2005 Director Plan or the Virgin Media 2010 Incentive Plan.
Awards under the 2005 Director Plan issued prior to June 2013 are fully vested and expire 10 years after the grant date. We assumed the Virgin Media 2010 Incentive Plan when we acquired Virgin Media in 2013. Awards under the Virgin Media 2010 Incentive Plan issued prior to the June 7, 2013 closing date have a 10-year term and become fully exercisable within five years of continued employment.
Awards (other than performance-based awards) under the 2014 Incentive Plan and the Virgin Media 2010 Incentive Plan issued after June 7, 2013 and under the 2005 Incentive Plan issued after June 2005, generally (1) vest 12.5% on the six month anniversary of the grant date and then vest at a rate of 6.25% each quarter thereafter and (2) expire seven years after the grant date. Awards (other than RSUs) issued after June 2005 and before June 2013 under the 2005 Director Plan generally vested in three equal annual installments, provided the director continues to serve as director immediately prior to the vesting date, and expire 10 years after the grant date. Awards (other than restricted shares and RSUs) issued in June 2013 under the 2005 Director Plan and thereafter under the 2014 Director Plan have the same terms as the prior awards, except they expire seven years after the grant date. Restricted shares and RSUs granted under the 2014 Director Plan vest on the date of the first annual general meeting of shareholders following the grant date. These awards may be granted at or above fair value in any class of ordinary shares, except for shares acquired under a sharesave plan available to Virgin Media employees. On February 24, 2015, our shareholders approved amendments to the 2014 Incentive Plan to permit the grant to employees of our subsidiary Virgin Media of options to acquire our Liberty Global Class C shares at a discount to the market value of such shares.
Although the 2014 Plans do not prohibit our compensation committee or board of directors, without prior shareholder approval, from repricing outstanding options or SARs, it is our policy that, except for anti-dilution adjustments provided by the 2014 Plans in connection with corporate transactions, the exercise or base price of ordinary shares for any outstanding option or SAR granted under the 2014 Plans will not be decreased after the date of grant nor will an outstanding option or SAR granted under the 2014 Plans be surrendered to our company as consideration for the grant of a new option or SAR with a lower exercise or base price, cash or a new award unless there is prior approval by our shareholders. Any other action that is deemed to be a repricing under any applicable rule of NASDAQ shall be prohibited unless there is prior approval by our shareholders.

CERTAIN TRANSACTIONS
Under our corporate governance guidelines, if a director has an actual or potential conflict of interest (which includes being a party to a proposed related party transaction), the director must promptly inform our CEO and the chair of our audit committee or the chair of our nominating and corporate governance committee if the chair of the audit committee is the conflicted director. All directors must recuse themselves from any discussion or decision that involves or affects their personal, business or professional interests. Also, under our corporate governance guidelines, an independent committee of our board will resolve any conflict of interest issue involving a director, our CEO or any other executive officer. No related party transaction (as defined by Item 404(a) of Regulation S-K promulgated by the SEC) may be effected without the approval of such independent committee. When the potential conflict or transaction involves an executive officer, the audit committee is the independent committee charged by our corporate governance guidelines with this duty. When the potential conflict or transaction involves a director, a committee of the disinterested independent directors is the independent committee charged by our corporate governance guidelines with this duty.
Certain Relationships
Charitable Foundation
In 2017, we and certain of our other subsidiaries contributed an aggregate of £1,386,728 ($1,785,410 based on the 2017 average exchange rate) of cash to the Lessons for Life Foundation U.K., an independent educational charity organized in accordance with the non-profit laws of England. Included in such cash contribution was €1,000,000 ($1,129,688 based on the 2017 average exchange rate) in contributions made by us pursuant to an agreement dated November 18, 2014, between us and Lessons for Life Foundation U.K. Also, pursuant to such agreement, we contributed in-kind services, directly or indirectly, to Lessons for Life Foundation U.K. for an aggregate value of £238,959 ($307,659 based on the 2017 average exchange rate). Lessons for Life Foundation U.K., Lessons for Life Foundation IE and Lessons for Life Foundation U.S. are each an independent charity organized in accordance with the non-profit laws of their respective countries. The focus of the Lessons for Life Foundations is to provide scholarships for AIDS orphans in Africa. In 2017, Mr. Bracken, an NEO, and nine other employees of our company were trustees of the Lessons for Life Foundation U.K. Mr. Fries, our chief executive officer and president, and two other employees, are trustees of the Lessons for Life Foundation U.S. The trustees do not receive any compensation for their involvement with any of the Foundations. As part of our charitable giving program, we are supportive of the goals and objectives of the Lessons for Life Foundations.

SHAREHOLDER RESOLUTIONS
We currently expect that our annual general meeting of shareholders for the calendar year 2019 will be held during the second quarter of 2019 in London, England. Shareholders, who, in accordance with Rule 14a-8 under the Exchange Act, wish to present a resolution for inclusion in the proxy materials for the 2019 annual general meeting, must submit their resolution in writing to our Corporate Secretary and the resolution must be received at our executive offices at 161 Hammersmith Road, London W6 8BS, U.K., by the close of business on January _, 2019. In accordance with our articles of association, shareholders who wish to nominate a candidate as a director or bring a resolution not pursuant to Rule 14a-8 before the 2019 annual general meeting must submit their written notice of the matter to our executive offices at the foregoing address on or following February __, 2019, and before the close of business on March ___, 2019, or such later date as may be determined and announced in connection with the actual scheduling of the annual general meeting.
All shareholder resolutions for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any shareholder resolution (regardless of whether it is included in our proxy materials), our articles of association and the laws of England and Wales.
SHAREHOLDER RIGHTS
Shareholders should note that, on a request made by shareholders of Liberty Global under Section 527 of the Companies Act, we may be required to publish on a website a statement setting out any matter relating to: (1) the audit of our accounts (including the auditors’ report and the conduct of the audit) that are to be laid before the AGM for the financial year ended December 31, 2017; or (2) any circumstance connected with an auditor of Liberty Global ceasing to hold office since the previous meeting at which annual accounts and reports were laid. We cannot require the shareholders requesting any such website publication to pay our expenses in complying with Sections 527 or 528 (requirements as to website availability) of the Companies Act. Where we are required to place a statement on a website under Section 527 of the Companies Act, we must forward the statement to our auditor not later than the time when we make the statement available on the website. The business which may be dealt with at the AGM for the relevant financial year includes any statement that we have been required under Section 527 of the Companies Act to publish on a website.
FINANCIAL REPORTING STANDARDS
We prepare our consolidated financial statements included in the U.K. Report and Accounts in accordance with IFRS, as required by the Companies Act. For more information about the preparation of our consolidated financial statements included in the U.K. Report and Accounts, see note 1 to our consolidated financial statements included in the U.K. Report and Accounts.

APPENDIX A
DIRECTORS’ REMUNERATION REPORT
In this Directors’ Remuneration Report, the terms “we”, “our”, “our company” and “us” or similar references may refer as the context requires, to Liberty Global or its predecessor LGI. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the proxy statement.
Annual Statement of the Chairman of the Compensation Committee
As a NASDAQ-listed company, we prepared our proxy statement for the AGM in accordance with the disclosure requirements of the SEC rules and regulations. Pursuant to these rules and regulations, you will find our compensation discussion and analysis report (the CD&A) in the proxy statement. The CD&A sets forth our overall philosophy regarding compensation of our executive officers. In addition to the SEC requirements, as a U.K. public limited company, we are also subject to the Companies Act and the regulations promulgated thereunder. Under the U.K. regulations we are required to have a Directors’ Remuneration Report approved by our shareholders. The Directors’ Remuneration Report consists of a directors’ compensation policy and an annual compensation report on the implementation of the directors’ compensation policy. Pursuant to these regulations, our annual compensation report on the implementation of the directors’ compensation policy for the year 2017, follows this Annual Statement.
At the annual general meeting held on June 21, 2017, our shareholders approved the directors’ compensation policy, which included the compensation payable to our executive director under the Fries Agreement. The directors’ compensation policy will be in effect until a new policy is submitted for approval at the annual general meeting to be held in 2020, unless an earlier amendment by shareholders is required. To simplify our Directors’ Remuneration Report, we have elected to not repeat our director’s compensation policy in this Report, which is available in Appendix A to our 2017 proxy statement on Schedule 14A filed with the SEC at www.sec.gov and on our website at www.libertyglobal.com.
The directors’ compensation policy applies to our CEO, who is also an executive director and referred to in the Directors’ Remuneration Report as an “executive director”, and our nonemployee directors, including our chairman, who are referred to in the Directors’ Remuneration Report as “non-executive directors”. Many aspects of the directors’ compensation policy are set forth in the CD&A and the —Directors Compensation section of the proxy statement for the AGM. The CD&A is incorporated by this reference into this Directors’ Remuneration Report and should be read in conjunction with the annual compensation report.
On December 29, 2017, we completed the Split-off pursuant to which Liberty Latin America became an independent, publicly traded company. On that date, we distributed to holders of our LiLAC ordinary shares, as a dividend, (1) one Class A common share of Liberty Latin America for each LiLAC Class A ordinary share, (2) one Class B common share of Liberty Latin America for each LiLAC Class B ordinary share and (3) one Class C common share of Liberty Latin America for each LiLAC Class C ordinary share, in each case, held by such holder as of the Distribution Date. Immediately following the distribution, all outstanding LiLAC ordinary shares were redesignated as deferred shares (with virtually no economic rights) and were automatically transferred for no consideration to a third-party designee, in each case, in accordance with the Liberty Global articles of association and applicable law. As a result, all of our shareholders ceased to own any LiLAC ordinary shares, but continue to own Liberty Global ordinary shares. In connection with the Split-off, equity awards held by our directors and based on LiLAC ordinary shares were converted on a one-to-one basis pursuant to the anti-dilution provisions of the plan under which such awards were granted to awards of Liberty Latin America with the same terms, conditions and share class as Liberty Global equity awards. These conversions were approved by our board of directors. Equity awards based on Liberty Global ordinary shares granted prior to the Distribution Date remain in effect with no adjustment.
In 2017, our company exceeded the minimum threshold for payment of any portion of the annual bonus. In recognition of our company’s performance in 2017 and pursuant to the terms of the annual bonus plan, the compensation committee approved an annual bonus for our executive director of $5,416,715. Further information on this award and the changes in our compensation program are set out in the annual compensation report beginning on page A-3 and under Elements of Our Compensation Packages of the CD&A. Our CEO also received salary increases in accordance with the directors’ compensation policy and the Fries Agreement, as described in the CD&A under —Elements of Our Compensation Packages—Base Salary.

The Directors’ Remuneration Report demonstrates how much our executive director is earning and how his compensation is linked substantially to the performance of our company and fully align the economic interest of our executive director with all other shareholders to deliver on our long-term value creation strategy. Other than his base salary, the rest of his compensation opportunity is performance-based.
JC Sparkman
Chairman of the Compensation Committee

Consideration of Shareholder Views
At the 2017 AGM, our shareholders approved our directors’ compensation policy (as required under the Companies Act) and on an advisory basis, the compensation of our NEOs (as determined pursuant to applicable SEC regulations), as disclosed in the proxy statement for such annual general meeting. In addition, at the 2017 AGM, our shareholders approved, on an advisory basis, our 2016 annual compensation report (as required under the Companies Act), which included the compensation paid to our executive director. The compensation committee is maintaining the overall compensation program for our non-executive directors and for our executive director with certain modifications as described in the CD&A.
The voting results on the matters presented at the 2017 annual general meeting were as follows:
(a) The directors’ compensation policy was approved by a binding vote of a majority of the votes cast:

	For	Against

Total Votes Cast	252,090,381	107,712,147
% of Votes Cast	70.06%	29.94%

(b) The compensation of our NEOs, including the CD&A, was approved on an advisory basis by a vote of a majority of the votes cast:

	For	Against

Total Votes Cast	240,088,760	119,713,768
% of Votes Cast	66.73%	33.27%

(c) The annual compensation report for the fiscal year 2016 was approved at the 2017 AGM on an advisory basis by a vote of a majority of the votes cast:

	For	Against

Total Votes Cast	242,863,857	116,938,671
% of Votes Cast	67.50%	32.50%

Annual Compensation Report
The members of our compensation committee are Andrew J. Cole, Larry E. Romrell and JC Sparkman (chairman). The chairman of our compensation committee reports to our board of directors on annual compensation decisions and on the administration of existing programs and development of new programs. The members of our compensation committee are “independent directors” (as defined under the NASDAQ Stock Market rules), “non-employee directors” (as defined in Rule 16b-3 under the Exchange Act) and “outside directors” (as defined in Section 162(m) of the Code).
The compensation committee is responsible for identifying our primary goals with respect to executive compensation, implementing compensation programs designed to achieve those goals, subject to appropriate safeguards to avoid unnecessary risk taking, and monitoring performance against those goals and associated risks. The responsibilities of the compensation committee are more fully described in its charter, which is available on our website at www.libertyglobal.com. In making its compensation decisions, the compensation committee ultimately relies on the general business and industry knowledge and experience of its members and the compensation committee’s own evaluation of our company and the performance of our executive officers. From time to time, however, the compensation committee will retain a compensation consultant to assist it in evaluating proposed changes in compensation programs or levels of compensation and to provide comparative data. In 2017, the compensation committee did not retain any consultants or advisors.
All compensation decisions with respect to our executive director and the chairman of our board are made by our compensation committee. Decisions with respect to our executive director’s compensation are made in private sessions of the compensation committee without the presence of management. With the assistance of our Human Resources and Legal Departments, our executive director is involved in formulating the terms of proposed performance or incentive award programs for consideration by the compensation committee, evaluating alternatives and recommending revisions. Other senior officers, within the scope of their job responsibilities, participate in gathering and presenting to the compensation committee, various legal, tax and accounting analyses relevant to compensation and benefit decisions.
The compensation committee’s approach to equity incentive awards for our executive director places a significant emphasis on performance-based equity awards. Since 2010, the compensation committee’s approach has been to set a target annual equity value for each executive officer, of which approximately two-thirds would be delivered in the form of an annual award of PSUs, which if earned convert to time-vested RSUs, and approximately one-third in the form of an annual award of time-vested SARs. In 2017, the compensation committee followed this approach, except it did not grant an annual award of PSUs for 2017 (except for certain employees transitioning to Liberty Latin America) because that award was combined with the annual award of PSUs for 2016, which has a three-year performance period. As a result, the compensation committee did not award any PSUs in 2017 to our officers, including our executive director.
Below is the annual compensation report on our directors’ compensation for the year-ended December 31, 2017. Pursuant to the requirements of the Companies Act, portions of this report are being audited by our U.K. auditors, KPMG LLP (U.K.) as indicated.

Single Total Figure of Compensation for Directors (Audited)
Below is the compensation earned by each of our directors in 2017 and 2016. The values reflected in the Long-Term Performance Awards column and the SAR/Option Awards column are based on market prices as described in footnotes 3 and 4 below and not grant date fair values.

Director	Year	Fees and Salary ($)		Taxable Benefits ($)(1)	Annual Performance Bonus Awards ($)(2)	Long-Term Performance Awards ($)(3)	SAR/Option Awards ($)(4)		Pension ($)(5)	Total ($)
Executive
Michael T. Fries	2017	2,080,750		548,735	5,416,715	—	917,567		—	8,963,767
	2016	2,050,000		469,254	5,550,000	6,559,737	9,409,604		—	24,038,545

Non-Executive
Andrew J. Cole	2017	114,250	(6)(7)	886	—	—	—	(8)	—	115,136
	2016	115,000	(6)(7)	2,617	—	—	18,912		—	136,529

Miranda Curtis	2017	123,250		3,997	—	—	—	(8)	—	127,247
	2016	121,750		2,360	—	—	18,912		—	143,022

John W. Dick	2017	123,250	(6)	11,113	—	—	—	(8)	—	134,363
	2016	119,500	(6)	5,966	—	—	18,912		—	144,378

Paul A. Gould	2017	148,250	(6)(7)	26,718	—	—	—	(8)	—	174,968
	2016	147,500	(6)(7)	27,917	—	—	18,912		—	194,329

Richard R. Green	2017	112,750	(7)	7,871	—	—	—	(8)	—	120,621
	2016	114,250	(6)(7)	727	—	—	18,912		—	133,889

John C. Malone	2017	—		542,889	—	—	209,711		—	752,600
	2016	—		500,215	—	—	188,776		—	688,991

David E. Rapley	2017	122,750	(7)	75,043	—	—	—	(8)	—	197,793
	2016	126,500	(7)	78,807	—	—	82,060		—	287,367

Larry E. Romrell	2017	119,500		8,399	—	—	—	(8)	—	127,899
	2016	119,500		2,413	—	—	18,912		—	140,825

JC Sparkman	2017	144,500		53,661	—	—	—	(8)	—	198,161
	2016	147,500		52,566	—	—	82,060		—	282,126

J. David Wargo	2017	123,250	(6)(7)	16,966	—	—	—	(8)	—	140,216
	2016	121,000	(6)(7)	22,042	—	—	18,912		—	161,954
_______________

(1)	Taxable benefits provided to our executive director include the following:

Executive Director	Year	Group Term Life Insurance ($)	Interest on Deferred Compensation ($)	Use of Company Plane & Sports Box ($)	Entertain-ment Expense ($)(a)	Health Plan/Executive Medical ($)	Gifts & Tax Gross-up ($)		Total ($)

Michael T. Fries	2017	1,137	193,702	350,263	500	2,184	949	254	548,735
	2016	1,137	177,032	287,191	3,851	—	43		469,254
_______________

(a)	These expenses include entertainment costs for his spouse joining for board meetings.

Taxable benefits provided to our non-executive directors include the following:

Non-Executive Director	Year	Interest on Deferred Compensation ($)	Entertainment & Travel Expenses ($)(a)	Miscellaneous Expenses ($)		Use of Company Plane ($)	U.K. Group Health Insurance ($)	Gifts & Tax Gross-up ($)	Total ($)

Andrew J. Cole	2017	10	—	—		—	—	876	886
	2016	3	—	2,399	(b)	—	—	215	2,617

Miranda Curtis	2017	—	1,023	—		—	2,093	881	3,997
	2016	—	—	—		—	2,144	215	2,360

John W. Dick	2017	—	5,160	—		31	5,022	900	11,113
	2016	—	2,530	1,041	(c)	36	2,144	215	5,966

Paul A. Gould	2017	21,024	5,160	—		31	—	503	26,718
	2016	19,209	8,493	—		—	—	215	27,917

Richard R. Green	2017	7,044	—	—		—	—	827	7,871
	2016	512	—	—		—	—	215	727

John C. Malone	2017	—	1,625	500,000	(d)	40,340	—	924	542,889
	2016	—	—	500,000	(d)	—	—	215	500,215

David E. Rapley	2017	74,239	—	—		7	—	797	75,043
	2016	59,790	15,557	—		245	—	215	78,807

Larry E. Romrell	2017	—	1,231	—		6,546	—	622	8,399
	2016	—	2,044	—		154	—	215	2,413

JC Sparkman	2017	—	—	—		52,793	—	868	53,661
	2016	—	—	—		52,751	—	215	52,566

J. David Wargo	2017	13,426	2,583	—		—	—	957	16,966
	2016	12,265	9,562	—		—	—	215	22,042
_______________

(a)	These expenses include travel and entertainment costs for spouses or guests joining members of our board for board meetings.

(b)	Cost of membership in a professional organization.

(c)	Reflects the cost of a tablet provided at the request of the director.

(d)	These expenses include reimbursement for personal expenses related to the ownership of our shares and his services as chairman.

(2)
The amount reflects the annual performance bonus awards earned by Mr. Fries under the 2014 Incentive Plan. For information regarding the operation of our annual performance bonus awards, including the performance metrics and maximum achievable performance bonus awards, see the section of the CD&A titled Elements of Compensation Packages—Annual Performance Bonus Awards. Our non-executive directors do not receive annual performance bonus awards.

(3)
The amount reflects the value of PSUs with a performance period that ended in the year indicated based on the actual number of PSUs earned and the closing price of the shares as reported by NASDAQ on December 31 of such year. The PSUs generally vest in the year following the end of the performance period as long as the executive director is employed by our company on the vesting date. For information regarding the operation of our PSUs including the performance measures and targets, see the section of the CD&A titled Elements of Compensation Packages—Equity Awards. Our non-executive directors do not participate in our long-term incentive programs.

(4)
The amounts represent the intrinsic value for all SARs (i.e., the spread between the base price of the applicable SAR and the market price of the underlying shares on the respective vesting dates) or options that vested during the years indicated as calculated based on the closing prices of our shares on the applicable vesting dates, as reported by NASDAQ. For our executive director, the amounts consist of the value of shares received by our executive director upon vesting of RSUs during the year indicated and the aggregate value for SARs that vested quarterly during the applicable year, added together. For our non-executive directors, the amounts consist of the value of shares received by such director upon the vesting of RSUs during the years indicated and the value of options that vested annually during the applicable year, added together. The RSU and SAR awards for our executive director and the RSU and option awards for our non-executive directors are not subject to performance measures but are time-vested only. We believe time-vested awards are appropriate in order to have our directors retain a long-term interest in our company. The value of the awards will move with our share prices, which provides incentive to deliver on our company’s long-term strategic objectives and is in line with our shareholders’ interests.

(5)	We do not provide a pension or other defined benefit plan for our directors.

(6)	Includes the dollar amount of fees paid in our Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares at the election of the director.

(7)
The following table indicates the amount of fees included in the table that the directors listed have elected to defer in the years indicated pursuant to the Director Deferred Compensation Plan. Such deferred amounts accrue interest at the rate of 9% per annum for 2016 and at 8.5% per annum for 2017, compounded daily, until paid in full.

Non-Executive Director	Year	Amount Deferred ($)

Andrew J. Cole	2017	80
	2016	68

Paul A. Gould	2017	97
	2016	97

Richard R. Green	2017	85,000
	2016	42,540

David E. Rapley	2017	93,500
	2016	93,500

J. David Wargo	2017	80
	2016	68

(8)	Based on the closing prices of our ordinary shares on the June 21, 2017, none of the options that vested that day were in the money.

2017 Equity Incentive Grants (Audited)
During 2017, the compensation committee did not approve equity performance awards to the executive director.

Payments to Former Directors
There have been no payments made to former directors and no payments made for loss of office during 2017.
Share Ownership Policy
The compensation committee has established a share ownership policy for our executive officers and senior officers, including our executive director. The purpose of this policy is to ensure that our executive director, as well as our other officers, has a significant stake in our long-term success and are aligned with our shareholders. As a result, the compensation committee established guidelines for ownership of our ordinary shares by our executive director of a minimum value of five times our executive director’s base salary. Our non-executive directors are not subject to this policy, although they are encouraged to own ordinary shares, representing at least $100,000 in value.
Any newly appointed executive director is expected to meet the guidelines in the policy within four years of appointment. If the executive director is not compliant with the policy, the compensation committee may pay their annual bonus in ordinary shares and/or prohibit any further sales of ordinary shares until compliant. Our share ownership policy is summarized in the CD&A under Elements of Our Compensation Packages—Share Ownership Policy of the proxy statement. As of April 1, 2018, the value of the ordinary shares owned by our executive director, calculated in accordance with the policy, significantly exceeded the requirements of the policy.

Director Share Ownership and Equity Grants (Audited)
The following table shows the number of shares owned by our directors as well as equity awards outstanding as of April 1, 2018. The equity awards consist of SARs and PSUs for our executive director and options for our non-executive directors.

			Time Vested Options/SARs/RSUs						Performance Awards
Director	Amount of Shares Beneficially Owned (#)		Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)	Number of Shares Underlying Unvested RSUs (#)	Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
Executive
Michael T. Fries
Liberty Global Class A	547,256	(1)	48,168	—		18.49	—	5/1/2018	—	227,212	(2)
			45,603	—		19.87	—	5/1/2019	—	153,988	(3)
			42,988	—		29.45	—	5/1/2020
			971,587	—		27.71	—	6/24/2020
			189,136	12,610	(4)	32.37	—	5/1/2021
			108,020	49,101	(5)	42.01	—	5/1/2022
			92,698	119,184	(6)	32.81	—	5/1/2023
			42,718	185,114	(7)	35.69	—	5/1/2024
Liberty Global Class B	1,000,000		—	—		—	—
Liberty Global Class C	1,159,774	(1)	47,962	—		18.24	—	5/1/2018	—	454,424	(2)
			95,916	—		17.51	—	5/1/2018		307,976	(3)
			45,401	—		19.61	—	5/1/2019
			90,808	—		19.00	—	5/1/2019
			42,788	—		29.05	—	5/1/2020
			85,596	—		27.13	—	5/1/2020
			967,468	—		27.34	—	6/24/2020
			1,933,985	—		25.84	—	6/24/2020
			376,355	25,091	(4)	30.81	—	5/1/2021
			217,801	99,001	(5)	40.52	—	5/1/2022
			185,396	238,368	(6)	31.65	—	5/1/2023
			85,437	370,227	(7)	34.80	—	5/1/2024

Non-Executive
Andrew J. Cole
Liberty Global Class A	19,653		4,634	—		29.22	—	6/28/2020
			5,716	—		34.44	—	6/26/2021
			2,869	1,434	(8)	44.46	—	6/25/2022
			1,947	3,893	(9)	30.47	—	6/16/2023
			—	7,150	(10)	28.83	—	6/21/2024
Liberty Global Class C	50,034	(11)	4,614	—		28.82	—	6/28/2020
			9,985	—		26.77	—	6/28/2020
			11,379	—		33.06	—	6/26/2021
			5,699	2,849	(8)	41.41	—	6/25/2022
			3,894	7,786	(9)	29.64	—	6/25/2023
			—	14,300	(10)	27.85	—	6/21/2024
Miranda Curtis
Liberty Global Class A	129,471		2,952	—		10.64	—	6/17/2020
			1,045	—		16.64	—	6/21/2021
			1,989	—		19.28	—	6/19/2022
			4,634	—		29.22	—	6/28/2020
			5,716	—		34.44	—	6/26/2021

		Time Vested Options/SARs/RSUs						Performance Awards
Director	Amount of Shares Beneficially Owned (#)	Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)	Number of Shares Underlying Unvested RSUs (#)	Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
		2,869	1,434	(8)	44.46	—	6/25/2022
		1,947	3,893	(9)	30.47	—	6/16/2023
		—	7,150	(10)	28.83	—	6/21/2024
Liberty Global Class C	381,237	2,940	—		10.51	—	6/17/2020
		5,873	—		10.57	—	6/17/2020
		1,041	—		16.42	—	6/21/2021
		2,166	—		15.85	—	6/21/2021
		1,981	—		19.03	—	6/19/2022
		4,098	—		18.49	—	6/19/2022
		4,614	—		28.82	—	6/28/2020
		9,985	—		26.77	—	6/28/2020
		11,379	—		33.06	—	6/26/2021
		5,699	2,849	(8)	41.41	—	6/25/2022
		3,894	7,786	(9)	29.64	—	6/16/2023
		—	14,300	(10)	27.85	—	6/21/2024
John W. Dick
Liberty Global Class A	29,615	10,502	—		13.13	—	6/12/2018
		10,501	—		5.93	—	6/17/2019
		2,952	—		10.64	—	6/17/2020
		1,045	—		16.64	—	6/21/2021
		1,989	—		19.28	—	6/19/2022
		4,634	—		29.22	—	6/28/2020
		5,716	—		34.44	—	6/26/2021
		2,869	1,434	(8)	44.46	—	6/25/2022
		1,947	3,893	(9)	30.47	—	6/16/2023
		—	7,150	(10)	28.83	—	6/21/2024
Liberty Global Class C	79,455	10,453	—		12.95	—	6/12/2018
		20,905	—		12.38	—	6/12/2018
		10,454	—		5.86	—	6/17/2019
		20,908	—		5.85	—	6/17/2019
		2,940	—		10.51	—	6/17/2020
		5,873	—		10.57	—	6/17/2020
		1,041	—		16.42	—	6/21/2021
		2,166	—		15.85	—	6/21/2021
		1,981	—		19.03	—	6/19/2022
		4,098	—		18.49	—	6/19/2022
		4,614	—		28.82	—	6/28/2020
		9,985	—		26.77	—	6/28/2020
		11,379	—		33.06	—	6/26/2021
		5,699	2,849	(8)	41.41	—	6/25/2022
		3,894	7,786	(9)	29.64	—	6/16/2023
		—	14,300	(10)	27.85	—	6/21/2024
Paul A. Gould
Liberty Global Class A	214,361	5,251	—		13.13	—	6/12/2018
		5,250	—		5.93	—	6/17/2019
		1,476	—		10.64	—	6/17/2020
		1,045	—		16.64	—	6/21/2021
		1,989	—		19.28	—	6/19/2022
		4,634	—		29.22	—	6/28/2020

		Time Vested Options/SARs/RSUs						Performance Awards
Director	Amount of Shares Beneficially Owned (#)	Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)	Number of Shares Underlying Unvested RSUs (#)	Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
		5,716	—		34.44	—	6/26/2021
		2,869	1,434	(8)	44.46	—	6/25/2022
		1,947	3,893	(9)	30.47	—	6/16/2023
		—	7,150	(10)	28.83	—	6/21/2024
Liberty Global Class B	51,429	—	—		—	—
Liberty Global Class C	961,553	5,226	—		12.95	—	6/12/2018
		10,452	—		12.38	—	6/12/2018
		5,227	—		5.86	—	6/17/2019
		10,454	—		5.85	—	6/17/2019
		1,470	—		10.51	—	6/17/2020
		2,937	—		10.57	—	6/17/2020
		1,041	—		16.42	—	6/21/2021
		2,166	—		15.85	—	6/21/2021
		1,981	—		19.03	—	6/19/2022
		4,098	—		18.49	—	6/19/2022
		4,614	—		28.82	—	6/28/2020
		9,985	—		26.77	—	6/28/2020
		11,379	—		33.06	—	6/26/2021
		5,699	2,849	(8)	41.41	—	6/25/2022
		3,894	7,786	(9)	29.64	—	6/16/2023
		—	14,300	(10)	27.85	—	6/21/2024
Richard R. Green
Liberty Global Class A	6,048	9,086	—		5.93	—	6/17/2019
		2,952	—		10.64	—	6/17/2019
		1,045	—		16.64	—	6/21/2021
		1,989	—		19.28	—	6/19/2022
		4,634	—		29.22	—	6/28/2020
		5,716	—		34.44	—	6/26/2021
		2,869	1,434	(8)	44.46	—	6/25/2022
		1,947	3,893	(9)	30.47	—	6/16/2023
		—	7,150	(10)	28.83	—	6/21/2024
Liberty Global Class C	13,620	10,454	—		5.86	—	6/17/2019
		20,908	—		5.85	—	6/17/2019
		2,940	—		10.51	—	6/17/2020
		5,873	—		10.57	—	6/17/2020
		1,041	—		16.42	—	6/21/2021
		2,166	—		15.85	—	6/21/2021
		1,981	—		19.03	—	6/19/2022
		4,098	—		18.49	—	6/19/2022
		4,614	—		28.82	—	6/28/2020
		9,985	—		26.77	—	6/28/2020
		11,379	—		33.06	—	6/26/2021
		5,699	2,849	(8)	41.41	—	6/25/2022
		3,894	7,786	(9)	29.64	—	6/16/2023
		—	14,300	(10)	27.85	—	6/21/2024

			Time Vested Options/SARs/RSUs						Performance Awards
Director	Amount of Shares Beneficially Owned (#)		Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)	Number of Shares Underlying Unvested RSUs (#)	Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
John C. Malone
Liberty Global Class A	4,562,720	(12)	6,370	—		29.45	—	5/1/2023
			20,802	—		32.37	—	5/1/2021
			17,378	8,689	(13)	42.01	—	5/1/2022
			10,087	20,172	(14)	32.81	—	5/1/2023
			—	32,423	(15)	35.69	—	5/1/2024
Liberty Global Class B	8,677,225	(12)(16)	—	—		—	—
Liberty Global Class C	17,225,759	(12)	6,340	—		29.05	—	5/1/2023
			13,652	—		27.13	—	5/1/2023
			41,393	—		30.81	—	5/1/2021
			35,040	17,520	(13)	40.52	—	5/1/2022
			20,173	40,345	(14)	31.65	—	5/1/2023
			—	64,946	(15)	34.80	—	5/1/2024
David E. Rapley							—
Liberty Global Class A	3,364		3,500	—		5.93	—	6/17/2019
			983	—		10.64	—	6/17/2020
			1,045	—		16.64	—	6/21/2021
			1,989	—		19.28	—	6/19/2022
			4,634	—		29.22	—	6/28/2020
			2,858	—		34.44	—	6/26/2021
			1,435	717	(8)	44.46	—	6/25/2022
			1,947	3,893	(9)	30.47	—	6/16/2023
			—	7,150	(10)	28.83	—	6/21/2024
Liberty Global Class C	8,045		3,484	—		5.86	—	6/17/2019
			6,968	—		5.85	—	6/17/2019
			979	—		10.51	—	6/17/2020
			1,957	—		10.57	—	6/17/2020
			1,041	—		16.42	—	6/21/2021
			2,166	—		15.85	—	6/21/2021
			1,981	—		19.03	—	6/19/2022
			4,098	—		18.49	—	6/19/2022
			4,614	—		28.82	—	6/28/2020
			9,985	—		26.77	—	6/28/2020
			5,690	—		33.06	—	6/26/2021
			2,849	1,425	(8)	41.41	—	6/25/2022
			3,894	7,786	(9)	29.64	—	6/16/2023
			—	14,300	(10)	27.85	—	6/21/2024
Larry E. Romrell
Liberty Global Class A	24,488		492	—		10.64	—	6/17/2020
			697	—		16.64	—	6/21/2021
			1,989	—		19.28	—	6/19/2022
			4,634	—		29.22	—	6/28/2020
			5,716	—		34.44	—	6/26/2021
			2,869	1,434	(8)	44.46	—	6/25/2022
			1,947	3,893	(9)	30.47	—	6/16/2023
			—	7,150	(10)	28.83	—	6/21/2024

		Time Vested Options/SARs/RSUs							Performance Awards
Director	Amount of Shares Beneficially Owned (#)	Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)		Number of Shares Underlying Unvested RSUs (#)	Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
Liberty Global Class C	51,516	490	—		10.51		—	6/17/2020
		978	—		10.57		—	6/17/2020
		694	—		16.42		—	6/21/2021
		1,442	—		15.85		—	6/21/2021
		1,981	—		19.03		—	6/19/2022
		4,098	—		18.49		—	6/19/2022
		4,614	—		28.82		—	6/28/2020
		9,985	—		26.77		—	6/28/2020
		11,379	—		33.06		—	6/26/2021
		5,699	2,849	(8)	41.41		—	6/25/2022
		3,894	7,786	(9)	29.64		—	6/16/2023
		—	14,300	(10)	27.85		—	6/21/2024
JC Sparkman
Liberty Global Class A	12,700	10,502	—		13.13		—	6/12/2018
		5,250	—		5.93		—	6/17/2019
		1,476	—		10.64		—	6/17/2020
		1,045	—		16.64		—	6/21/2021
		1,989	—		19.28		—	6/19/2022
		4,634	—		29.22		—	6/28/2020
		2,858	—		34.44		—	6/26/2021
		1,435	717	(8)	44.46		—	6/25/2022
		974	1,946	(9)	30.47		—	6/16/2023
		—	7,150	(10)	28.83		—	6/21/2024

Liberty Global Class C	26,301	10,453	—		12.95	5,226	—	6/12/2018
		20,905	—		12.38	10,452	—	6/12/2018
		5,227	—		5.86	5,227	—	6/17/2019
		10,454	—		5.85	10,454	—	6/17/2019
		1,470	—		10.51	1,470	—	6/17/2020
		2,937	—		10.57	2,937	—	6/17/2020
		1,041	—		16.42	1,041	—	6/21/2021
		2,166	—		15.85	2,166	—	6/21/2021
		1,981	—		19.03	1,981	—	6/19/2022
		4,098	—		18.49	4,098	—	6/19/2022
		4,614	—		28.82	3,075	—	6/28/2020
		9,985	—		26.77	6,657	—	6/28/2020
		5,690	—		33.06	3,793	—	6/26/2021
		2,849	1,425	(8)	41.41		—	6/25/2022
		1,947	3,893	(9)	29.64		—	6/16/2023
		—	14,300	(10)	27,85		—	6/21/2024
J. David Wargo
Liberty Global Class A	35,577	10,502	—		13.13		—	6/12/2018
		10,501	—		5.93		—	6/17/2019
		1,476	—		10.64		—	6/17/2020
		1,045	—		16.64		—	6/21/2021
		1,989	—		19.28		—	6/19/2022

			Time Vested Options/SARs/RSUs						Performance Awards
Director	Amount of Shares Beneficially Owned (#)		Number of Shares Underlying Unexercised Options/SARs (#) Exercisable	Number of Shares Underlying Unexercised Options/SARs (#) Unexercisable		Base or Exercise Price ($)	Number of Shares Underlying Unvested RSUs (#)	Expiration Date	Earned Performance Awards (#)(unvested)	Unearned Performance Awards (#)
			4,634	—		29.22	—	6/28/2020
			5,716	—		34.44	—	6/26/2021
			2,869	1,434	(8)	44.46	—	6/25/2022
			1,947	3,893	(9)	30.47	—	6/16/2023
			—	7,150	(10)	28.83	—	6/21/2024

Liberty Global Class C	106,350	(17)	10,453	—		12.95	—	6/12/2018
			20,905	—		12.38	—	6/12/2018
			10,454	—		5.86	—	6/17/2019
			20,908	—		5.85	—	6/17/2019
			1,470	—		10.51	—	6/17/2020
			2,937	—		10.57	—	6/17/2020
			1,041	—		16.42	—	6/21/2021
			2,166	—		15.85	—	6/21/2021
			1,981	—		19.03	—	6/19/2022
			4,098	—		18.49	—	6/19/2022
			4,614	—		28.82	—	6/28/2020
			9,985	—		26.77	—	6/28/2020
			11,379	—		33.06	—	6/26/2021
			5,699	2,849	(8)	41.41	—	6/25/2022
			3,894	7,786	(9)	29.64	—	6/16/2023
			—	14,300	(10)	27.85	—	6/21/2024
_______________

(1)	Includes 1,977 Liberty Global Class A shares and 13,059 Liberty Global Class C shares held in the 401(k) Plan for the benefit of Mr. Fries.

(2)
Represents the target number of Liberty Global Class A shares and Liberty Global Class C shares underlying 2016 PSUs that may be earned by the executive director. If earned, the 2016 PSUs will vest in two equal installments on April 1, 2019 and October 1, 2019, respectively.

(3)
Represents the target number of Liberty Global Class A shares and Liberty Global Class C shares underlying 2018 PSUs that may be earned by the executive director. If earned, the 2018 PSUs will vest in two equal installments on April 1, 2020 and October 1, 2020, respectively.

(4)	Vests in one remaining quarterly installment on May 1, 2018.

(5)	Vests in five equal remaining quarterly installments from May 1, 2018 to May 1, 2019.

(6)	Vests in nine equal remaining quarterly installments from May 1, 2018 to May 1, 2020.

(7)	Vests in 13 equal remaining quarterly installments from May 1, 2018 to May 1, 2021.

(8)	Vests in one remaining annual installment on June __, 2018.

(9)	Vests in two equal remaining annual installments on June __, 2018 and the date of our annual general meeting in 2019.

(10)	Vests as to one-third of the option shares each on the date of the first, second and third annual general meetings of shareholders following the date of grant.

(11)	Includes 32 Liberty Global Class C shares held by Mr. Cole’s minor daughter.

(12)
Includes 124,808 Liberty Global Class A shares and 756,405 Liberty Global Class C shares held by Mr. Malone’s spouse, as to which shares Mr. Malone has disclaimed beneficial ownership. Also includes 8,677,225 Liberty Global Class B shares and 6,757,225 Liberty Global Class C shares held by the Malone Trust and includes 2,140,050 Liberty Global Class A shares and 4,736,253 Liberty Global Class C shares held by Columbus Holding LLC, in which Mr. Malone has a controlling interest.

(13)	Vests in one remaining annual installment on May 1, 2018.

(14)	Vests in two equal remaining annual installments on May 1, 2018 and 2019.

(15)	Vests in three equal remaining annual installments on May 1, 2018, 2019 and 2020.

(16)
Based on the Schedule 13D/A (Amendment No. 7) of Mr. Malone, filed with the SEC on February 18, 2014, pursuant to a letter agreement dated as of February 13, 2014, among Michael T. Fries, our CEO and our executive director, Mr. Malone and the Malone Trust have agreed that, for so long as Mr. Fries is employed as a principal executive officer by us or serving on our board of directors, (a) in the event the Malone Trust or any permitted transferee (as defined in the letter agreement) is not voting the Liberty Global Class B shares owned by the Malone Trust, Mr. Fries will have the right to vote such Liberty Global Class B shares and (b) in the event the Malone Trust or any permitted transferee determines to sell such Liberty Global Class B shares, Mr. Fries (individually or through an entity he controls) will have an exclusive right to negotiate to purchase such shares, and if the parties fail to come to an agreement and the Malone Trust or any permitted transferee subsequently intends to enter into a sale transaction with a third party, Mr. Fries (or an entity controlled by him) will have a right to match the offer made by such third party.

(17)	Includes 32 Liberty Global Class C shares held by Mr. Wargo’s spouse, as to which Mr. Wargo has disclaimed beneficial ownership.

Option Exercises and Stock Vested (Audited )
The table below sets forth certain information concerning each exercise of options or SARs by, and each vesting of restricted shares or RSUs of, our directors during the year ended December 31, 2017.

	Option/SARs Awards					Stock Awards
Director	Grant Date	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)(1)	Expiration Date	Vest Date	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)

Michael T. Fries
Liberty Global Class A	5/1/2010	71,370	(3)	1,767,121	5/1/2017	3/15/2017	333,334	(2)	12,260,025
Liberty Global Class A		—		—		4/1/2017	32,401	(2)	1,162,224
Liberty Global Class A		—		—		10/1/2017	32,401	(2)	1,098,718
Liberty Global Class B		—		—		3/15/2017	333,334		12,283,358
Liberty Global Class C	5/1/2010	213,143	(3)	5,133,906	5/1/2017	4/1/2017	64,802	(2)	2,270,662
Liberty Global Class C		—		—		10/1/2017	64,803	(2)	2,119,058
LiLAC Class A	5/1/2010	12,472	(3)	107,853	5/1/2017	3/15/2017	58,256		1,309,595
LiLAC Class A		—		—		4/1/2017	5,662	(2)	125,923
LiLAC Class A		—		—		10/1/2017	5,662	(2)	134,529
LiLAC Class B		—		—		3/15/2017	58,256		1,446,496
LiLAC Class C	5/1/2010	37,249	(3)	325,075	5/1/2017	4/1/2017	11,325	(2)	260,928
LiLAC Class C		—		—		10/1/2017	11,325	(2)	263,872
John W. Dick
Liberty Global Class A	6/19/2007	10,500		164,220	6/19/2017
Liberty Global Class C	6/19/2007	31,361		477,731	6/19/2017
LiLAC Class A	6/19/2007	1,835		6,442	6/19/2017
LiLAC Class C	6/19/2007	5,479		17,890	6/19/2017
Paul A. Gould
Liberty Global Class A	6/19/2007	10,500		159,930	6/19/2017
Liberty Global Class C	6/19/2007	31,361		465,816	6/19/2017
LiLAC Class A	6/19/2007	1,835		6,461	6/19/2017
LiLAC Class C	6/19/2007	5,479		16,685	6/19/2017
Richard R. Green
Liberty Global Class A	12/16/2008	10,499		303,631	12/16/2018
Liberty Global Class A	6/17/2009	1,415		41,134	6/17/2019
Liberty Global Class C	12/16/2008	31,361		882,499	12/16/2018
JC Sparkman
Liberty Global Class A	6/19/2007	10,500		143,388	6/19/2017	6/21/2017	859		24,765
Liberty Global Class C	6/19/2007	31,361		422,164	6/19/2017	6/21/2017	1,718		47,846
LiLAC Class A	6/19/2007	1,835		3,296	6/19/2017	6/21/2017	150		3,107
LiLAC Class C	6/19/2007	5,479		7,993	6/19/2017	6/21/2017	300		6,075
J. David Wargo
Liberty Global Class A	6/19/2007	10,500		158,130	6/19/2017
Liberty Global Class C	6/19/2007	31,361		479,926	6/19/2017
LiLAC Class A	6/19/2007	1,835		5,892	6/19/2017
LiLAC Class C	6/19/2007	5,479		16,959	6/19/2017
_______________

(1)
Value reflects the aggregate amount realized upon the exercise or vesting of awards for Liberty Global Class A shares, Liberty Global Class B shares, Liberty Global Class C shares, LiLAC Class A shares, LiLAC Class B shares and LiLAC Class C shares in 2017.

(2)	Includes shares withheld by us to pay the minimum withholding tax due upon vesting of RSUs in 2017.

(3)
Consists of Liberty Global Class A shares, Liberty Global Class C shares, LiLAC Class A shares and LiLAC Class C shares subject to SARs, which were exercised automatically upon expiration of their term. The actual number of shares issued to Mr. Fries upon exercise of these SARs, after taking into account the spread between the base price and the closing market price and giving effect to the withholding of shares for taxes was 26,449 Liberty Global Class A shares, 78,807 Liberty Global Class C shares, 2,687 LiLAC Class A shares and 7,949 LiLAC Class C shares.
Percentage Change in Compensation of Executive Director Compared with Employees
The following table shows the percentage change in salary, taxable benefits and annual performance bonus awards for our executive director and, as stated in the note to the table, our corporate employees located in our Denver corporate offices for the last two fiscal years.

	Executive Director	Employees (1)

Salary	2%	(4)%
Taxable benefits	21%	7%
Annual performance bonus awards	(2)%	(41)%
_______________

(1)
Due to the complexity of our global operations with operations in multiple countries with different currencies, cost of living and work culture, we selected as the comparator group for the above table our corporate employees based in our Denver office, including employees who transitioned to Liberty Latin America in connection with Split-off. This group of employees is considered appropriate because our executive director is based in Denver, his compensation is based on U.S. customs and standards and most of the employees in our Denver corporate offices participate in an annual performance bonus award program and benefit programs similar to those available to our executive director. To determine the percentage changes for the salary and taxable benefits for our corporate employees, we calculated the average amount of salary and taxable benefits per average employee by dividing the total salary and total taxable benefits by the average number of corporate employees for each fiscal year (without adjustment for leavers and joiners). To determine the percentage change for the annual performance bonus award, we calculated the average award earned per corporate employee by dividing the total performance bonus awards earned by the number of employees that earned such awards for each fiscal year.

Relative Importance of Spend on Pay
The following table shows our consolidated expenditures for the last two fiscal years on total compensation costs (as calculated under GAAP) for all employees and our share repurchase programs.

	2017	2016	Percentage Change
	in millions

Compensation costs (1)	$2,819.8	$3,242.4	(13.0)%
Share repurchase programs (2)	$2,894.7	$2,068.0	40.0%
_______________

(1)
Includes costs for wages and salaries, share-based compensation, pension and social security and benefits. The amount for 2016 and for 2017 includes employees who transitioned to Liberty Latin America in connection with the Split-off.

(2)	Includes direct acquisition costs and the effects of derivative instruments, where applicable.

Past Performance
Total Shareholder Return Graphs
The following graph compares the changes in the cumulative total shareholder return on our Liberty Global Class A shares, Liberty Global Class B shares and Liberty Global Class C shares from January 1, 2009 to December 31, 2017, to the change in the cumulative total return on the ICB 6500 Telecommunications and the Nasdaq US Benchmark TR Index (assuming reinvestment of dividends, applicable). The performance presented below includes (a) the share prices of LGI’s Series A, Series B and Series C common stock prior to the June 7, 2013 acquisition of Virgin Media and (b) the retrospective impact of the July 1, 2015 distribution of our LiLAC ordinary shares.  The performance presented below for the periods prior to July 1, 2016, has not been retrospectively revised to give effect to the distribution of LiLAC ordinary shares to holders of Liberty Global ordinary shares. The graph assumes that $100 was invested on January 1, 2009.

	December 31,
	2009	2010	2011	2012	2013	2014	2015	2016	2017

Liberty Global Class A shares	$137.64	$222.39	$257.93	$395.69	$559.41	$617.59	$521.03	$376.26	$440.84
Liberty Global Class B shares (a)	$138.79	$226.35	$259.85	$397.04	$558.00	$624.75	$500.62	$387.32	$437.81
Liberty Global Class C shares	$144.01	$223.32	$260.34	$387.09	$565.74	$636.50	$537.15	$391.30	$445.85
ICB 6500 Telecommunications	$110.92	$132.29	$141.18	$168.43	$191.00	$196.22	$203.27	$251.59	$251.35
Nasdaq US Benchmark TR Index	$129.26	$151.94	$152.42	$177.46	$236.88	$266.39	$267.68	$302.50	$367.17
______________

(a)	Trading data is limited for Liberty Global Class B shares, as these shares are thinly traded.

The following graph compares the changes in the cumulative total shareholder return on our LiLAC Class A shares, LiLAC Class B shares and LiLAC Class C shares from July 2, 2015 (the day following the creation of the LiLAC Group tracking shares) to December 31, 2017, to the change in the cumulative total return on the ICB 6500 Telecommunications and the Nasdaq US Benchmark TR Index (assuming reinvestment of dividends, applicable). The performance presented below for the periods prior to July 1, 2016, has not been retrospectively revised to give effect to the distribution of LiLAC ordinary shares to holders of Liberty Global ordinary shares. The graph assumes that $100 was invested on July 2, 2015. Upon the completion of the Split-off, our share capital no longer includes LiLAC ordinary shares.

	December 31,
	2015	2016	2017

LiLAC Class A shares	$83.39	$44.27	$47.33
LiLAC Class B shares (a)	$81.93	$41.97	$42.46
LiLAC Class C shares	$89.40	$44.01	$48.71
ICB 6500 Telecommunications	$99.06	$122.61	$122.49
Nasdaq US Benchmark TR Index	$98.05	$110.81	$134.50
______________

(a)	Trading data is limited for LiLAC Class B shares, as these shares were thinly traded.

Nine Year CEO Total Compensation

	2017	2016	2015	2014	2013	2012	2011	2010	2009

Single Total Compensation Figure	$8,963,767	$24,038,545	$29,662,545	$131,664,116	$17,980,903	$14,544,935	$12,939,782	$4,348,078	$3,130,675
Annual Performance Bonus Awards (as percentage of maximum)	57.0%	61.7%	82.3%	98.1%	79.2%	90.6%	100.0%	85.3%	100.0%
Vesting of Long-Term Performance Awards (as percentage of maximum)	—%	66.3%	69.1%	100.8%	66.3%	93.5%	87.5%	—%	—%
Director Compensation for the Year Ending December 31, 2018
For 2018, the nominating and corporate governance committee with respect to our non-executive directors and the compensation committee with respect to our executive director intend to apply our approved directors’ compensation policy.
Executive Director
Salary. For 2018, the compensation committee maintained our executive director’s base salary at $2,090,000. For additional information, see the CD&A under Elements of Compensation Packages—Base Salary on or about page 32 of the proxy statement.
Benefits. Our executive director is eligible for participation in our aircraft policy, directors’ and officers’ insurance, indemnification (as provided in our articles of association and a deed of indemnity between Liberty Global and the executive director), gifts and memberships in certain professional organizations. Our executive director is eligible for participation in other benefit plans and policies offered to salaried employees in the U.S., including life insurance, health insurance, executive health plan and gym facilities. We offer our Deferred Compensation Plan that permits our executive director to defer payment of his salary and annual bonus. In addition, we will pay for expenses related to business travel in accordance with our business expense policy.
Annual Performance Bonus Award. In February 2018, the compensation committee approved the individual performance goals and set the maximum achievable annual performance bonus award for the executive director. For 2018, the target achievable performance bonus award for our executive director was increased from $9.5 million to $10 million pursuant to the terms of the Fries Agreement and in accordance with the directors’ compensation policy. The maximum achievable performance bonus award for the executive director is 140% of the target award if over-performance against certain financial and operational performance metrics is achieved. In addition, the maximum performance bonus award could increase to up to 210% based on our executive director’s individual performance against personal performance objectives approved by the compensation committee. The terms and financial metrics for this annual performance bonus award are summarized in the CD&A under Elements of Compensation Packages—Annual Performance Bonus Awards on or about page 33 of the proxy statement.
Equity Incentive Awards. The compensation committee granted PSUs to our executive director in March 2018 with a single performance target and a performance period of two years ending December 31, 2019. As the performance measure, the compensation committee selected growth in consolidated OCF, as adjusted at the compensation committee’s discretion for events that may affect comparability, such as changes in foreign currency exchange rates and accounting principles or policies for the two-year performance period. Our executive director will receive a grant of SARs in 2018, which is expected to be made on or about May 1, 2018, when similar awards are made to officers and certain employees of our company. The target equity value for the 2018 PSUs and SARs is $22.5 million.
The target OCF CAGR is subject to upward or downward adjustment for certain events in accordance with the terms of the grant agreement. The base performance objective set by the compensation committee is 40% of the target OCF CAGR. The base performance objective must be satisfied in order for the executive director to be eligible to earn any of his 2018 PSU awards. The terms and financial metrics for the 2018 PSUs are summarized in the CD&A. The target will be disclosed in our proxy statement for our annual general meeting following the end of the two-year performance period with full details to the extent the target was met. For the 2018 PSUs, the disclosure will be in the proxy statement for our annual general meeting in 2020. The design of the 2018 PSU awards, is based on the terms of the long-term incentive awards as set forth in the CD&A under Elements of Compensation Packages—Equity Incentive Awards on or about page 38 of the proxy statement.
Other than as stated above, no other changes are anticipated in 2018 with respect to the compensation of our executive director.

Non-executive Directors
The fees to be paid to our non-executive directors in 2018 will remain as stated in our directors’ compensation policy, which is summarized in the proxy statement under Executive Officers and Directors Compensation—Directors Compensation. Similarly, the non-executive directors will receive an equity award grant on the date of the AGM as stated in the Executive Officers and Directors Compensation—Directors Compensation of the proxy statement, except in the case of our chairman, who will receive his grant of options at the time the executive director receives his SAR award grant. The equity awards they receive will be based on a combination of the company’s Liberty Global Class A and Liberty Global Class C shares.
Our non-executive directors are eligible for participation in our aircraft policy, directors’ and officers’ insurance, indemnification (as provided in our articles of association and deeds of indemnity between Liberty Global and each non-executive director), gifts and memberships in certain professional organizations. We will also make available to our non-executive directors, when requested, health insurance under our health insurance policies. In accordance with our directors’ compensation policy, we will reimburse our chairman of the board from his reimbursement allowance for professional fees and other expenses incurred by him related to his ownership of our shares and in connection with his services as our chairman. For our non-executive directors, we offer our Directors Deferred Compensation Plan that permits our non-executive directors to defer up to 85% of their fees (whether paid in shares or cash) and vesting of any RSUs. In addition, we will pay for expenses related to business travel, including guests when invited, in accordance with our business expense policy.
No changes are anticipated in 2018 with respect to the compensation of our non-executive directors.
Signed on behalf of the board of directors:

Bryan H. Hall
Executive Vice President, General Counsel and Secretary
April 30, 2018

Company registered number:	8379990